    As filed with the Securities and Exchange Commission on November 27, 2002

                                            Registration Nos. 33-61997, 811-7343
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ________________

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                             [_]
                           Pre-Effective Amendment No.
                                                                             [_]
                      Post-Effective Amendment No. 20

                                                                             [X]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                                                             [_]
                             Amendment No. 21

                                                                             [X]

                        (Check appropriate box or boxes)
                                ________________

                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
               (Exact name of registrant as specified in charter)

                           GATEWAY CENTER THREE (GC3)
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, Including Area Code: (973) 367-7525

                         Marguerite E. H. Morrison, Esq.
                           Gateway Center Three (GC3)
                               100 Mulberry Street
                          Newark, New Jersey 07102-4077
                     (Name and Address of Agent for Service)

                  Approximate date of proposed public offering:
                   As soon as practicable after the effective
                       date of the Registration Statement.

              It is proposed that this filing will become effective
                            (check appropriate box):

                         [_] Immediately upon filing pursuant to paragraph (b)

                         [X] on November 27, 2002 pursuant to paragraph (b)

                         [_] 60 days after filing pursuant to paragraph (a)(1)
                         [_] on (date) pursuant to paragraph (a)(1)

                         [_] 75 days after filing pursuant to paragraph (a)(2)

                         [_] on (date) pursuant to paragraph (a)(2) of rule 485.

 PROSPECTUS

 NOVEMBER 27, 2002




    PRUDENTIAL
    JENNISON GROWTH FUND



 FUND TYPE
 Large capitalization stock

 OBJECTIVE
 Long-term growth of capital


 Important Change
 See "How to Exchange Your Shares"
 section for details.


 As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


 Prudential Financial is a service mark of The
 Prudential Insurance Company of America, Newark,
 NJ, and its affiliates.                            [LOGO] Prudential Financial

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Table of Contents
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1   Risk/Return Summary
1   Investment Objective and Principal Strategies
1   Principal Risks
3   Evaluating Performance
5   Fees and Expenses

7   How the Fund Invests
7   Investment Objective and Policies
8   Other Investments and Strategies
13  Investment Risks

18  How the Fund is Managed
18  Board of Directors
18  Manager
19  Investment Adviser
19  Portfolio Managers
19  Distributor

21  Fund Distributions and Tax Issues
21  Distributions
22  Tax Issues
23  If You Sell or Exchange Your Shares

25  How to Buy, Sell and Exchange Shares of the Fund
25  How to Buy Shares
34  How to Sell Your Shares
38  How to Exchange Your Shares
40  Telephone Redemptions or Exchanges
41  Expedited Redemption Privilege

42  Financial Highlights
42  Class A Shares
43  Class B Shares
44  Class C Shares
45  Class Z Shares

46  The Prudential Mutual Fund Family

    For More Information (Back Cover)




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This section highlights key information about PRUDENTIAL JENNISON GROWTH FUND, which we refer to as "the Fund." The Fund is a series of The Prudential Investment Portfolios, Inc. ("the Company"). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. We normally invest at least 65% of our total assets in equity-related securities of companies
-------------------------        that exceed $1 billion in market
WE'RE GROWTH INVESTORS           capitalization and that we believe may
IN DECIDING WHICH STOCKS TO BUY, provide investment returns above those
WE USE WHAT IS KNOWN AS A        of the Standard & Poor's 500
GROWTH INVESTMENT STYLE. THIS    Composite Stock Price Index (S&P 500
MEANS WE INVEST IN STOCKS WE     Index) over the long term. These
BELIEVE COULD EXPERIENCE         companies are generally considered
SUPERIOR SALES OR EARNINGS       medium- to large-capitalization
GROWTH, OR HIGH RETURNS ON       companies. They tend to have a
EQUITY AND ASSETS.               unique market niche, a strong new
-------------------------        product profile or superior management.
Equity-related securities in which the Fund primarily invests are common stocks, nonconvertible preferred stocks and convertible securities. We consider selling or reducing a stock position when, in the opinion of the portfolio manager, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

   While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Securities that the Fund invests in have historically been more volatile than the S&P 500 Index and may present above-average risks. This means that when



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stock prices decline overall, the Fund may decline more than the S&P 500 Index. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

   The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.

   Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


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2   PRUDENTIAL JENNISON GROWTH FUND          [PHONE]  (800) 225-1852

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EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.



                                    [CHART]

Annual Returns* (Class A shares)


    1996      1997      1998     1999       2000      2001
   -----     -----     -----    -----     -------   -------
   14.33%    31.26%    37.75%   41.60%    -17.97%   -18.60%

BEST QUARTER:   30.12% (4th quarter of 1998)
WORST QUARTER: -19.97% (3rd quarter of 2001)


*These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too. The total return of the Class A shares from 1-1-02 to 9-30-02 was -22.58%.





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 AVERAGE ANNUAL RETURNS/1/ (AS OF 12-31-01)



                  1 YR  5 YRS        SINCE INCEPTION
Class A shares -22.67% 10.19% 10.52% (since 11-2-95)
Class C shares -20.81% 10.28% 10.44% (since 11-2-95)
Class Z shares -18.39% 11.60% 12.07% (since 4-15-96)


 CLASS B SHARES



Return Before Taxes                    -23.25%   10.37% 10.62% (since 11-2-95)
Return After Taxes On Distributions/2/ -23.25%    9.10%  9.59% (since 11-2-95)
Return After Taxes on Distributions
 and Sale of Fund Shares/2/            -14.16%    8.69%  8.97% (since 11-2-95)


 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



S&P 500 Index/3/  -11.88% 10.70% N/A/3/
Lipper Average/4/ -22.94%  8.15% N/A/4/




1 The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


3 The S&P 500 Index--an unmanaged index of 500 stocks of large U.S.
  companies--gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. S&P 500 Index returns since the inception of each class are 13.43% for Class A, Class B and Class C shares and 13.84% for Class Z shares. Source: Lipper Inc.


4 The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Growth Fund category and does not include the effect of any sales charges or taxes. Again, these returns would be lower if they included the effect of sales charges and taxes. Lipper returns since the inception of each class are 10.07% for Class A, Class B and Class C shares and 11.29% for Class Z shares. Source: Lipper Inc.



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4   PRUDENTIAL JENNISON GROWTH FUND          [PHONE]  (800) 225-1852

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FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund offered through this prospectus -- Class A, B, C and Z. Each share class has different (or no) sales charges -- known as loads -- and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)


                                           CLASS A    CLASS B    CLASS C    CLASS Z
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering
 price)                                         5%       None         1%       None
Maximum deferred sales charge (load)
 (as a percentage of the lower of original
 purchase price or sale proceeds)               1%/2/      5%/3/      1%/4/    None
Maximum sales charge (load) imposed on
 reinvested dividends and other
 distributions                                None       None       None       None
Redemption fees                               None       None       None       None
Exchange fee                                  None       None       None       None


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                         CLASS A   CLASS B CLASS C CLASS Z
Management fees                            .58%       .58%    .58%    .58%
+ Distribution and service (12b-1) fees    .30%/5/   1.00%   1.00%    None
+ Other expenses                           .25%       .25%    .25%    .25%
= TOTAL ANNUAL FUND OPERATING EXPENSES    1.13%      1.83%   1.83%    .83%
- Fee waiver                               .05%       None    None    None
= NET ANNUAL FUND OPERATING EXPENSES      1.08%/5/   1.83%   1.83%    .83%

1Your broker may charge you a separate or additional fee for purchases and sales of shares.

2Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge
 (CDSC) of 1% for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial Inc. (Prudential).


3The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.


4The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.


5For the fiscal year ending September 30, 2003, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.



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EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.
   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


               1 YR 3 YRS  5 YRS 10 YRS
Class A shares $605  $836 $1,087 $1,802
Class B shares $686  $876 $1,090 $1,879
Class C shares $384  $670 $1,080 $2,226
Class Z shares  $85  $265   $460 $1,025


You would pay the following expenses on the same investment if you did not sell your shares:


               1 YR 3 YRS  5 YRS 10 YRS
Class A shares $605  $836 $1,087 $1,802
Class B shares $186  $576   $990 $1,879
Class C shares $284  $670 $1,080 $2,226
Class Z shares  $85  $265   $460 $1,025




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6   PRUDENTIAL JENNISON GROWTH FUND          [PHONE]  (800) 225-1852

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INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is LONG-TERM GROWTH OF CAPITAL. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success.

   In pursuing our objective, we normally invest at least 65% of the Fund's total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. These companies are generally medium- to large-capitalization companies. The Fund's investment adviser follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Fund is not likely to receive significant dividend income on its portfolio securities.


-------------------------
OUR GROWTH STYLE                    In addition to common stocks,
OUR PORTFOLIO MANAGERS INVEST    nonconvertible preferred stocks and
IN MEDIUM TO LARGE COMPANIES     convertible securities, equity-related
EXPERIENCING SOME OR ALL OF THE  securities in which the Fund invests
FOLLOWING: ABOVE-AVERAGE         include American Depositary Receipts
REVENUE AND EARNINGS PER SHARE   (ADRs); warrants and rights that can be
GROWTH, STRONG MARKET POSITION,  exercised to obtain stock; investments in
IMPROVING PROFITABILITY AND      various types of business ventures,
DISTINCTIVE ATTRIBUTES SUCH AS   including partnerships and joint
UNIQUE MARKETING ABILITY, STRONG ventures; securities of real estate
RESEARCH AND DEVELOPMENT AND     investment trusts (REITs) and similar
PRODUCTIVE NEW PRODUCT FLOW,     securities. Convertible securities are
AND FINANCIAL STRENGTH. SUCH     securities--like bonds, corporate notes
COMPANIES GENERALLY TRADE AT     and preferred stocks--that we can
HIGH PRICES RELATIVE TO THEIR    convert into the company's common
CURRENT EARNINGS.                stock or some other equity security. We
-------------------------        consider selling or reducing a stock
                                 position when, in the opinion of the

investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price


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objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.
   For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.




COMPANIES UNDERGOING CHANGES

The Fund may invest in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

FOREIGN EQUITY SECURITIES

We may invest in foreign equity securities. We do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities. Up to 20% of the Fund's total assets may be invested in foreign equity securities.


SHORT SALES

The Fund may make SHORT SALES of a security. This means that the Fund may sell a security that it does not own, which it may do if, for example, the investment adviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund



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must pay the lender any dividends or interest that accrue on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make SHORT SALES "AGAINST THE BOX." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security. Up to 25% of the Fund's net assets may be subject to short sales.


U.S. GOVERNMENT SECURITIES
The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt.

MORTGAGE-RELATED SECURITIES
We may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.
   Mortgage-related securities include collateralized mortgage obligations, multi-class pass-through securities and mortgage-backed securities. A COLLATERALIZED MORTGAGE OBLIGATION (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by U.S. governmental entities. A MULTI-CLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. The Fund also may invest in STRIPPED MORTGAGE-BACKED SECURITIES (MBS strips). MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.


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OTHER FIXED-INCOME SECURITIES
The Fund may invest for capital appreciation purposes in fixed-income securities rated investment-grade (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Ratings Group, or the equivalent rating by another rating service). These include corporate debt and other debt obligations of U.S. and foreign issuers. We also may invest in obligations that are not rated, but that we believe are of comparable quality to these obligations.

MONEY MARKET INSTRUMENTS
The Fund may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Fund's assets in equity-related securities. Money market instruments include the commercial paper of corporations; certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks; nonconvertible debt securities (corporate and government); short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and cash (foreign currencies or U.S. dollars).

REPURCHASE AGREEMENTS
The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in high-quality foreign or domestic MONEY MARKET INSTRUMENTS. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.

DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We


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cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Fund will not lose money. Derivatives--such as futures, options, swaps, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment --a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match the Fund's actual portfolio holdings. Derivatives that involve leverage could magnify losses.



Options. The Fund may purchase and sell put and call options on equity securities, stock indexes and foreign currencies traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An OPTION is the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.


Futures Contracts and Related Options,

Foreign Currency Forward Contracts. The Fund may purchase and sell stock index futures contracts and related options on stock index futures. The Fund also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is



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expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.


   For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks--Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means that they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.



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INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Funds, Their Investments and Risks" in the SAI.



INVESTMENT TYPE
% of Fund's Assets          RISKS                                 POTENTIAL REWARDS
EQUITY-RELATED            . Individual stocks could             . Historically, stocks have
SECURITIES OF MEDIUM-       lose value                            outperformed other
TO LARGE-CAP COMPANIES    . The equity markets could              investments over the long
                            go down, resulting in a               term
At least 65%                decline in value of the             . Generally, economic
                            Fund's investments                    growth means higher
                          . Changes in economic or                corporate profits, which
                            political conditions, both            lead to an increase in
                            domestic and interna-                 stock prices, known as
                            tional, may result in a               capital appreciation
                            decline in value of the
                            Fund's investments
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FOREIGN EQUITY            . Foreign markets,                    . Investors can participate
SECURITIES                  economies and political               in the growth of foreign
                            systems, particularly those           markets through the
Up to 20%; usually less     in developing countries,              Fund's investments in
than 10%                    may not be as stable as in            companies operating in
                            the U.S.                              those markets
                          . Currency risk -- changing           . May profit from changing
                            values of foreign currencies          values of foreign
                            can cause losses                      currencies
                          . May be less liquid than             . Opportunities for
                            U.S. stocks and bonds                 diversification
                          . Differences in foreign
                            laws, accounting
                            standards, public
                            information, custody and
                            settlement practices
                            provide less reliable
                            information on foreign
                            investments and involve
                            more risk
                          . Investments in emerging
                            market securities are
                            subject to greater volatility
                            and price declines
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INVESTMENT TYPE (CONT'D)
% of Fund's Assets             RISKS                                POTENTIAL REWARDS
SHORT SALES                  . May magnify underlying             . May magnify underlying
                               investment losses                    investment gains
Up to 25% of net assets;     . Investment costs may
usually less than 10%          exceed potential
                               underlying investment
                               gains
                             . Short sales "against the
                               box" give up the
                               opportunity for capital
                               appreciation in the
                               security
--------------------------------------------------------------------------------------------------
DERIVATIVES                  . The value of derivatives           . The Fund could make
                               (such as futures, options            money and protect
Percentage varies; usually     and foreign currency                 against losses if the
less than 10%                  forward contracts) that              investment analysis proves
                               are used to hedge a                  correct
                               portfolio security is              . Derivatives that involve
                               determined independently             leverage could generate
                               from that security and               substantial gains at low
                               could result in a loss to            cost
                               the Fund when the price            . One way to manage the
                               movement of the                      Fund's risk/return balance
                               derivative does not                  is by locking in the value
                               correlate with a change in           of an investment ahead of
                               the value of the portfolio           time
                               security                           . Hedges that correlate well
                             . Derivatives used for risk            with an underlying
                               management may not                   position can reduce or
                               have the intended effects            eliminate investment
                               and may result in losses             income or capital gains at
                               or missed opportunities              low cost
                             . The other party to a
                               derivatives contract could
                               default
                             . Derivatives can increase
                               share price volatility and
                               those that involve leverage
                               could magnify losses
                             . Certain types of
                               derivatives involve costs to
                               the Fund that can reduce
                               returns
--------------------------------------------------------------------------------------------------



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14  PRUDENTIAL JENNISON GROWTH FUND          [PHONE]  (800) 225-1852

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How the Fund Invests
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INVESTMENT TYPE (CONT'D)
% of Fund's Assets           RISKS                                POTENTIAL REWARDS
FIXED-INCOME               . The Fund's holdings,               . Most bonds will rise in
OBLIGATIONS                  share price and total                value when interest rates
                             return may fluctuate in              fall
Up to 35%; usually less      response to bond market            . Regular interest income
than 1%                      movements                          . High-quality debt
                           . Credit risk -- the risk that         obligations are generally
                             the default of an issuer             more secure than stocks
                             would leave the Fund with            since companies must pay
                             unpaid interest or                   their debts before they
                             principal. The lower a               pay dividends
                             bond's quality, the higher         . Bonds have generally
                             its potential volatility             outperformed money
                           . Market risk -- the risk that         market instruments over
                             the market value of an               the long term, with less
                             investment may move                  risk than stocks
                             down, sometimes rapidly            . Investment-grade bonds
                             or unpredictably. Market             have a lower risk of
                             risk may affect an                   default than junk bonds
                             industry, a sector, or the
                             market as a whole
                           . Interest rate risk -- the risk
                             that the value of most
                             bonds will fall when
                             interest rates rise. The
                             longer a bond's maturity
                             and the lower its credit
                             quality, the more its value
                             typically falls. It can lead
                             to price volatility
-----------------------------------------------------------------------------------------------


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How the Fund Invests
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INVESTMENT TYPE (CONT'D)
% of Fund's Assets           RISKS                               POTENTIAL REWARDS
MORTGAGE-RELATED           . Prepayment risk -- the risk       . Regular interest income
SECURITIES                   that the underlying               . The U.S. government
                             mortgage may be prepaid             guarantees interest and
Up to 35%; usually less      partially or completely,            principal payments on
than 1%                      generally during periods            certain securities
                             of falling interest rates,        . May benefit from security
                             which could adversely               interest in real estate
                             affect yield to maturity            collateral
                             and could require the             . Pass-through instruments
                             Fund to reinvest in lower-          provide greater
                             yielding securities                 diversification than direct
                           . Credit risk -- the risk that        ownership of loans
                             the underlying mortgages          . May provide capital
                             will not be paid by debtors         appreciation
                             or by credit insurers or
                             guarantors of such
                             instruments. Some
                             mortgage securities are
                             unsecured or secured by
                             lower-rated insurers or
                             guarantors and thus may
                             involve greater risk
                           . See market risk and
                             interest rate risk
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT            . Some are not insured or           . May preserve the Fund's
SECURITIES                   guaranteed by the U.S.              assets
                             government, but only by           . Regular interest income
Up to 35%; usually less      the issuing agency, which         . Generally more secure
than 1%                      must rely on its own                than lower-quality debt
                             resources to repay the              securities and equity
                             debt                                securities
                           . Limits potential for capital      . Principal and interest may
                             appreciation                        be guaranteed by the
                           . See market risk, credit risk        U.S. government
                             and interest rate risk
------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES        . May be difficult to value         . May offer a more
                             precisely                           attractive yield or
Up to 15% of net assets    . May be difficult to sell at         potential for growth than
                             the time or price desired           more widely traded
                                                                 securities
------------------------------------------------------------------------------------------------



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16  PRUDENTIAL JENNISON GROWTH FUND          [PHONE]  (800) 225-1852

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INVESTMENT TYPE (CONT'D)
% of Fund's Assets            RISKS                              POTENTIAL REWARDS
MONEY MARKET                . Limits potential for capital     . May preserve the Fund's
INSTRUMENTS                   appreciation                       assets
                            . Credit risk -- the risk that
Up to 100% on a temporary     the default of an issuer
basis                         would leave a Fund with
                              unpaid interest or
                              principal
                            . Market risk -- the risk that
                              the market value of an
                              investment may move up
                              or down. Market risk may
                              affect an industry, a
                              sector or the market as a
                              whole
------------------------------------------------------------------------------------------



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BOARD OF DIRECTORS

The Company's Board of Directors (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


   Under a management agreement with the Company, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended September 30, 2002, the Fund paid PI management fees of .58% of the Fund's average net assets.


   PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $93 billion.


   Subject to the supervision of the Board of the Company, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.


   PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.



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INVESTMENT ADVISER

JENNISON ASSOCIATES LLC (Jennison) is the Fund's investment adviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of September 30, 2002, Jennison had approximately $46 billion in assets under management. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.


PORTFOLIO MANAGERS

SPIROS "SIG" SEGALAS, Director, President and Chief Investment Officer of Jennison, is also one of Jennison's founding members. He has served as a portfolio manager of the Fund since February 1999. Mr. Segalas has been in the investment business for over 42 years and has managed equity portfolios for investment companies since 1990. He earned his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.

   KATHLEEN A. MCCARRAGHER, Director and Executive Vice President of Jennison, is also Jennison's Domestic Equity Investment Specialist. She has served as a portfolio manager of the Fund since February 1999. Ms. McCarragher has been in the investment business since 1982. Prior to joining Jennison in May 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She earned her B.B.A. with honors from the University of Wisconsin and her M.B.A. from Harvard Business School.

   MICHAEL A. DEL BALSO, Director and Executive Vice President of Jennison, is also Jennison's Director of Equity Research. He has served as a portfolio manager of the Fund since May 2000. Mr. Del Balso has been in the investment business for over 34 years and has been part of the Jennison investment team since 1972. He earned his B.S. from Yale University and his M.B.A. from Columbia University and is a member of The New York Society of Security Analysts, Inc.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Company. The Company has Distribution and Service Plans under Rule 12b-1 of the



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Investment Company Act of 1940, as amended, applicable to the Company's shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares offered through this prospectus other than Class Z. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



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20  PRUDENTIAL JENNISON GROWTH FUND          [PHONE]  (800) 225-1852

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Fund Distributions and Tax Issues
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Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.
   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.
   The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders--typically twice a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.

   The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains generally are taxed at rates of up to 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 38.6%. Different rates apply to corporate shareholders.


   For your convenience, Fund distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a



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broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

   Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends paid by the Fund.


WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 30%, but declining to 28% by 2006) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well,


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since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and
-----------------------------------------------   when you bought them. If
              +$  Capital Gain                    you sell shares of the Fund
Receipts          (taxes owed)                    for a loss, you may have a
from Sale         OR                              capital loss, which you may
              -$  Capital Loss                    use to offset certain capital
                  (offset against gain)           gains you have.
-----------------------------------------------
   If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.


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   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.



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HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

   You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the initial sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. The Class A CDSC is waived for all Class A shareholders other than those who purchased their shares, in an amount of $1 million or more, from certain broker-dealers not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

   When choosing a share class, you should consider the following:

  .  The amount of your investment,

  . The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of


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     your investment and may cost you more than paying other types of sales charges,


  . The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC,

  .  Whether you qualify for any reduction or waiver of sales charges

  . The fact that, if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances,


  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase, and

  .  Whether you qualify to purchase Class Z shares.
   See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                          CLASS A          CLASS B         CLASS C           CLASS Z
Minimum purchase          $1,000           $1,000          $2,500            None
 amount/1/
Minimum amount for        $100             $100            $100              None
 subsequent purchases/1/
Maximum initial           5% of the public None            1% of the public  None
 sales charge             offering price                   offering price/2/
Contingent Deferred Sales 1%/4/            If sold during: 1% on sales       None
 Charge (CDSC)/3/                          Year 1    5%    made within 18
                                           Year 2    4%    months of
                                           Year 3    3%    purchase/3/
                                           Year 4    2%
                                           Years 5/6 1%
                                           Year 7    0%
Annual distribution and   .30 of 1%;       1%              1%                None
 service (12b-1) fees     (.25 of 1%
 shown as a percentage of currently)
 average net assets/5/

1The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder
 Services--Automatic Investment Plan."
21.01% of the net amount invested.


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3For more information about the CDSC and how it is calculated, see "How to Sell
 Your Shares-- Contingent Deferred Sales Charge (CDSC)."


4Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


5These distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares. For the fiscal year ending September 30, 2003, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.


REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                      SALES CHARGE AS %  SALES CHARGE AS %      DEALER
   AMOUNT OF PURCHASE OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
Less than $25,000                 5.00%              5.26%       4.75%
$25,000 to $49,999                4.50%              4.71%       4.25%
$50,000 to $99,999                4.00%              4.17%       3.75%
$100,000 to $249,999              3.25%              3.36%       3.00%
$250,000 to $499,999              2.50%              2.56%       2.40%
$500,000 to $999,999              2.00%              2.04%       1.90%
$1 million and above*              None               None        None

*If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchase their shares through certain broker-dealers that are not affiliated with Prudential.


   To satisfy the purchase amounts above, you can:

  .  Invest with an eligible group of investors who are related to you,


  .  Buy Class A shares of two or more Prudential mutual funds at the same time,



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  . Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of Prudential mutual fund shares you already own, (2) the value of money market shares you have received for shares of those series in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation), or

  . Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

The Distributor may reallow Class A's sales charge to dealers.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or
  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


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Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the investment advisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. Such purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:
  .  Purchase your shares through an account at Prudential Securities,

  . Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation, or

  .  Purchase your shares through another broker.

   This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.


Other. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.



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QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:
  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,
  . Current and former Directors/Trustees of the Prudential mutual funds (including the Company), and
  .  Prudential, with an investment of $10 million or more.

   In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a


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commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments from its own resources to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

   Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

   When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares.
We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.


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-------------------------           For example, if the value of the
MUTUAL FUND SHARES                  investments held by Fund XYZ (minus
THE NAV OF MUTUAL FUND SHARES       its liabilities) is $1,000 and there are
CHANGES EVERY DAY BECAUSE THE       100 shares of Fund XYZ owned by
VALUE OF A FUND'S PORTFOLIO         shareholders, the price of one share of
CHANGES CONSTANTLY. FOR             the fund--or the NAV--is $10 ($1,000
EXAMPLE, IF FUND XYZ HOLDS          divided by 100).
ACME CORP. STOCK IN ITS                The Fund's portfolio securities are
PORTFOLIO AND THE PRICE OF ACME     valued based upon market quotations
STOCK GOES UP WHILE THE VALUE OF    or, if not readily available, at fair value
THE FUND'S OTHER HOLDINGS           as determined in good faith under
REMAINS THE SAME AND EXPENSES       procedures established by the
DON'T CHANGE, THE NAV OF FUND       Company's Board. The Fund also may
XYZ WILL INCREASE.                  use fair value pricing if it determines
-------------------------           that the market quotation is not reliable
based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market. The Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed; in these instances, the NAV you receive may differ from the published NAV price.


   We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign markets are open, even though the value of the Fund's foreign securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign



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securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.



   Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of mutual funds daily.

What Price Will You Pay for Shares of the Fund?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

   Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101


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Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.




Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.



Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.


HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" in the next section.



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   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

   If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


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CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


  . Amounts representing shares you purchased with reinvested dividends and distributions,


  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares, and


  . Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares).


   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

   As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares-- which is applied to shares sold within 18 months of purchase. As previously noted, in certain cases, Class A shares are subject to a CDSC of 1% that is applied to Class A shares sold within 12 months of purchase. The Class A CDSC is waived for all such Class A investors other than those who purchased their shares from certain broker-dealers that are not affiliated with Prudential. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption



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proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.
WAIVER OF THE CDSC -- CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
  . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability
  . To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account
  .  On certain sales effected through a Systematic Withdrawal Plan.

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC -- CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your


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account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.


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   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

   There is no sales charge for such exchanges. However, if you exchange
 -- and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

   If you own Class B or Class C shares and qualify to purchase Class A shares of any Prudential mutual fund without paying an initial sales charge, we will exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares unless you elect otherwise. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. You must notify the Transfer Agent that you are eligible for this special exchange privilege. Please note that this special exchange privilege will be discontinued effective June 16, 2003. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.


FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market -- also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the


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market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.


   The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

   In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
   The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.


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EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Share--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.



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The financial highlights below are intended to help you evaluate the Fund's financial performance for the past five years. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


   A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent accountants, is available, upon request, at no charge, as described on the back cover of this prospectus.


CLASS A SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


CLASS A SHARES (FISCAL YEARS ENDED 9-30)
PER SHARE OPERATING
PERFORMANCE                            2002       2001       2000     1999     1998
NET ASSET VALUE, BEGINNING OF
 YEAR                                $12.50     $24.20     $20.05   $14.44   $15.39
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment loss/1/                (.04)      (.05)      (.09)    (.08)    (.04)
Net realized and unrealized gain
 (loss) on investment
 transactions                        (2.73)     (9.50)       5.42     6.23      .40
TOTAL FROM INVESTMENT
 OPERATIONS                          (2.77)     (9.55)       5.33     6.15      .36
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net realized
 gains                                   --     (2.15)     (1.18)    (.54)   (1.31)
NET ASSET VALUE, END OF YEAR           9.73     $12.50     $24.20   $20.05   $14.44
TOTAL RETURN/2/                    (22.16)%   (42.32)%     27.02%   43.58%    3.02%
RATIOS/SUPPLEMENTAL DATA               2002       2001       2000     1999     1998
NET ASSETS, END OF YEAR (000)    $1,011,241 $1,286,009 $1,745,454 $911,467 $446,996
Average net assets (000)         $1,358,013 $1,513,253 $1,489,790 $748,315 $251,118
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees             1.08%      1.06%       .99%    1.05%    1.08%
Expenses, excluding distribution
 and service (12b-1) fees              .83%       .81%       .74%     .80%     .83%
Net investment loss                  (.28)%     (.27)%     (.35)%   (.44)%   (.26)%
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover rate                 71%        98%        83%      56%      58%
-----------------------------------------------------------------------------------

1 Calculated based upon average shares outstanding during the year.
2 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.


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CLASS B SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


CLASS B SHARES (FISCAL YEARS ENDED 9-30)
PER SHARE OPERATING
PERFORMANCE                           2002       2001       2000       1999     1998
NET ASSET VALUE, BEGINNING OF
 YEAR                               $11.86     $23.23     $19.43     $14.11   $15.18
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment loss /1/              (.13)      (.17)      (.26)      (.22)    (.15)
Net realized and unrealized
 gain (loss) on investment
 transactions                       (2.57)     (9.05)       5.24       6.08      .39
TOTAL FROM INVESTMENT
 OPERATIONS                         (2.70)     (9.22)       4.98       5.86      .24
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LESS DISTRIBUTIONS:
Distributions from net realized
 gains                                  --     (2.15)     (1.18)      (.54)   (1.31)
NET ASSET VALUE, END OF YEAR         $9.16     $11.86     $23.23     $19.43   $14.11
TOTAL RETURN /2/                  (22.77)%   (42.70)%     26.04%     42.51%    2.21%
RATIOS/SUPPLEMENTAL
DATA                                  2002       2001       2000       1999     1998
NET ASSETS, END OF YEAR (000)     $653,338 $1,046,581 $2,216,911 $1,506,839 $708,463
Average net assets (000)        $1,007,498 $1,576,226 $2,158,641 $1,236,825 $557,823
RATIOS TO AVERAGE NET ASSETS:
Expenses, including
 distribution and service
 (12b-1) fees                        1.83%      1.81%      1.74%      1.80%    1.83%
Expenses, excluding
 distribution and service
 (12b-1) fees                         .83%       .81%       .74%       .80%     .83%
Net investment loss                (1.03)%    (1.02)%    (1.10)%    (1.19)%  (1.01)%
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1 Calculated based upon average shares outstanding during the year.
2 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.


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CLASS C SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


CLASS C SHARES (FISCAL YEARS ENDED 9-30)
PER SHARE OPERATING
PERFORMANCE                                 2002     2001     2000     1999    1998
NET ASSET VALUE, BEGINNING OF YEAR        $11.86   $23.23   $19.43   $14.11  $15.18
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss /1/                    (.13)    (.17)    (.26)    (.22)   (.15)
Net realized and unrealized gain (loss)
 on investment transactions               (2.57)   (9.05)     5.24     6.08     .39
TOTAL FROM INVESTMENT OPERATIONS          (2.70)   (9.22)     4.98     5.86     .24
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net realized gains         --   (2.15)   (1.18)    (.54)  (1.31)
NET ASSET VALUE, END OF YEAR               $9.16   $11.86   $23.23   $19.43  $14.11
TOTAL RETURN /2/                        (22.77)% (42.70)%   26.04%   42.51%   2.21%
-----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                    2002     2001     2000     1999    1998
NET ASSETS, END OF YEAR (000)           $103,956 $164,216 $291,542 $141,770 $45,126
Average net assets (000)                $159,096 $226,607 $242,939  $98,033 $35,337
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                      1.83%    1.81%    1.74%    1.80%   1.83%
Expenses, excluding distribution and
 service (12b-1) fees                       .83%     .81%     .74%     .80%    .83%
Net investment loss                      (1.03)%  (1.02)%  (1.10)%  (1.20)% (1.01)%
-----------------------------------------------------------------------------------

1 Calculated based upon average shares outstanding during the year.
2 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.


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CLASS Z SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


CLASS Z SHARES (FISCAL YEARS ENDED 9-30)
PER SHARE OPERATING
PERFORMANCE                            2002       2001       2000       1999       1998
NET ASSET VALUE, BEGINNING OF
 YEAR                                $12.71     $24.50     $20.24     $14.53     $15.45
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment loss/1/                --/3/      --/3/      (.02)      (.04)         --
Net realized and unrealized
 gain (loss) on
 investment transactions             (2.79)     (9.64)       5.46       6.29        .39
TOTAL FROM INVESTMENT
 OPERATIONS                          (2.79)     (9.64)       5.44       6.25        .39
---------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net realized
 gains                                   --     (2.15)     (1.18)      (.54)     (1.31)
NET ASSET VALUE, END OF YEAR           9.92     $12.71     $24.50     $20.24     $14.53
TOTAL RETURN/2/                    (21.95)%   (42.15)%     27.39%     43.94%      3.22%
RATIOS/SUPPLEMENTAL
DATA                                   2002       2001       2000       1999       1998
NET ASSETS, END OF YEAR (000)    $1,108,026 $1,524,028 $2,962,816 $1,893,457 $1,021,903
Average net assets (000)         $1,545,628 $2,191,554 $2,733,194 $1,596,809   $810,296
RATIOS TO AVERAGE NET ASSETS:
Expenses, including
 distribution and service
 (12b-1) fees                          .83%       .81%       .74%       .80%       .83%
Expenses, excluding distribution
 and service (12b-1) fees              .83%       .81%       .74%       .80%       .83%
Net investment loss                  (.03)%     (.02)%     (.10)%     (.19)%     (.01)%
---------------------------------------------------------------------------------------

1 Calculated based upon average shares outstanding during the year.
2 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.
3 Less than $.005 per share.


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                                                                  45

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The Prudential Mutual Fund Family
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Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
--------------------------------------------------------------------------------



STOCK FUNDS



LARGE CAPITALIZATION STOCK FUNDS



Prudential 20/20 Focus Fund


Prudential Equity Fund, Inc.


Prudential Index Series Fund


  Prudential Stock Index Fund


Prudential Tax-Managed Funds


  Prudential Tax-Managed Equity Fund


Prudential Value Fund


The Prudential Investment Portfolios, Inc.


  Prudential Jennison Growth Fund



SMALL-TO-MID-CAPITALIZATION STOCK FUNDS



Nicholas-Applegate Fund, Inc.


  Nicholas-Applegate Growth Equity Fund


Prudential Small Company Fund, Inc.


Prudential Tax-Managed Small-Cap Fund, Inc.


Prudential U.S. Emerging Growth Fund, Inc.


The Prudential Investment Portfolios, Inc.


  Prudential Jennison Equity Opportunity Fund



SECTOR STOCK FUNDS


Prudential Natural Resources Fund, Inc.


Prudential Real Estate Securities Fund


Prudential Sector Funds, Inc.


  Prudential Financial Services Fund


  Prudential Health Sciences Fund


  Prudential Technology Fund


  Prudential Utility Fund


GLOBAL/INTERNATIONAL STOCK FUNDS


Prudential Europe Growth Fund, Inc.


Prudential Pacific Growth Fund, Inc.


Prudential World Fund, Inc.


  Prudential Global Growth Fund


  Prudential International Value Fund


  Prudential Jennison International Growth Fund



BALANCED/ALLOCATION FUND


The Prudential Investment Portfolios, Inc.


  Prudential Active Balanced Fund



BOND FUNDS


TAXABLE BOND FUNDS


Prudential Government Income Fund, Inc.


Prudential High Yield Fund, Inc.


Prudential Short-Term Corporate Bond Fund, Inc.


  Income Portfolio


Prudential Total Return Bond Fund, Inc.


MUNICIPAL BOND FUNDS


Prudential California Municipal Fund


  California Series


  California Income Series


Prudential Municipal Bond Fund


  High Income Series


  Insured Series


Prudential Municipal Series Fund


  Florida Series


  New Jersey Series


  New York Series


  Pennsylvania Series


Prudential National Municipals Fund, Inc.



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46  PRUDENTIAL JENNISON GROWTH FUND          [PHONE]  (800) 225-1852

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GLOBAL/INTERNATIONAL BOND FUND


Prudential Global Total Return Fund, Inc.



MONEY MARKET FUNDS


TAXABLE MONEY MARKET FUNDS


Cash Accumulation Trust


  Liquid Assets Fund


  National Money Market Fund


Prudential Government Securities Trust


  Money Market Series


  U.S. Treasury Money Market Series


Prudential Institutional Liquidity Portfolio, Inc.


  Institutional Money Market Series


Prudential MoneyMart Assets, Inc.


MUNICIPAL MONEY MARKET FUNDS


Prudential California Municipal Fund


  California Money Market Series


Prudential Municipal Series Fund


  New Jersey Money Market Series


  New York Money Market Series


TAX-FREE MONEY MARKET FUNDS


COMMAND Tax-Free Fund


Prudential Tax-Free Money Fund, Inc.


OTHER MONEY MARKET FUNDS


COMMAND Government Fund


COMMAND Money Fund


Special Money Market Fund, Inc.*


  Money Market Series


STRATEGIC PARTNERS MUTUAL FUNDS**

--------------------------------------------------------------------------------

Strategic Partners Asset Allocation Funds


  Strategic Partners Conservative Growth Fund


  Strategic Partners Moderate Growth Fund


  Strategic Partners High Growth Fund


Strategic Partners Style Specific Funds


  Strategic Partners Large Capitalization Growth Fund


  Strategic Partners Large Capitalization Value Fund


  Strategic Partners Small Capitalization Growth Fund


  Strategic Partners Small Capitalization Value Fund


  Strategic Partners International Equity Fund


  Strategic Partners Total Return Bond Fund


Strategic Partners Opportunity Funds


  Strategic Partners Focused Growth Fund


  Strategic Partners New Era Growth Fund


  Strategic Partners Focused Value Fund


  Strategic Partners Mid-Cap Value Fund


Special Money Market Fund, Inc.*


  Money Market Series


 *This fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.





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                                     Notes




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48  PRUDENTIAL JENNISON GROWTH FUND          [PHONE]  (800) 225-1852

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                                     Notes




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                                     Notes


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50  PRUDENTIAL JENNISON GROWTH FUND          [PHONE]  (800) 225-1852

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                                     Notes


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                                     Notes


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52  PRUDENTIAL JENNISON GROWTH FUND          [PHONE]  (800) 225-1852

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                                     Notes


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                                                                  53

      FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098

PHILADELPHIA, PA 19101

(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management Services LLC
P.O. Box 8310

Philadelphia, PA 19101

(800) 778-8769

Visit Prudential's website at:
WWW.PRUDENTIAL.COM

Additional information about the Fund can be obtained without charge and can be found in the following documents:
STATEMENT OF ADDITIONAL INFORMATION (SAI)
(incorporated by reference into this prospectus)
ANNUAL REPORT
(contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year) SEMI-ANNUAL REPORT

             Nasdaq    CUSIP
Fund Symbols ------    -----
Class A      PJFAX  74437E-10-7
Class B      PJFBX  74437E-20-6
Class C      PJFCX  74437E-30-5
Class Z      PJFZX  74437E-40-4

MF168A

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at http://www.sec.gov

Investment Company Act File No. 811-07343

 PROSPECTUS

 NOVEMBER 27, 2002


                                    [GRAPHIC]

    PRUDENTIAL
    ACTIVE BALANCED FUND



 FUND TYPE
 Balanced/allocation

 OBJECTIVE
 Income and long-term growth of capital


 Important Change


 See "How to Exchange Your Shares" section for details.


 As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


 Prudential Financial is a service mark of
 The Prudential Insurance Company of
 America, Newark, NJ, and its affiliates.           [LOGO] Prudential Financial

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Table of Contents
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1   Risk/Return Summary
1   Investment Objective and Principal Strategies
2   Principal Risks
3   Evaluating Performance
5   Fees and Expenses

7   How the Fund Invests
7   Investment Objective and Policies
11  Other Investments and Strategies
12  Investment Risks

18  How the Fund is Managed
18  Board of Directors
18  Manager
19  Investment Adviser
19  Portfolio Managers
20  Distributor

21  Fund Distributions and Tax Issues
21  Distributions
22  Tax Issues
23  If You Sell or Exchange Your Shares

25  How to Buy, Sell and Exchange Shares of the Fund
25  How to Buy Shares
34  How to Sell Your Shares
38  How to Exchange Your Shares
40  Telephone Redemptions or Exchanges
40  Expedited Redemption Privilege

41  Financial Highlights
41  Class A Shares
42  Class B Shares
43  Class C Shares
44  Class Z Shares

46  The Prudential Mutual Fund Family

    For More Information (Back Cover)



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  PRUDENTIAL ACTIVE BALANCED FUND          [PHONE]  (800) 225-1852

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Risk/Return Summary
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This section highlights key information about PRUDENTIAL ACTIVE BALANCED FUND, which we refer to as "the Fund." The Fund is a series of The Prudential Investment Portfolios, Inc. ("the Company"). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to seek INCOME AND LONG-TERM GROWTH OF CAPITAL. The Fund seeks to achieve its objective by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to
-------------------------         capitalize on opportunities created by
WE'RE EQUITY INVESTORS            perceived misvaluation. While we make
IN DECIDING WHICH EQUITY          every effort to achieve our objective, we
INVESTMENTS TO BUY FOR THE        can't guarantee success.
EQUITY PORTFOLIO, WE LOOK FOR        Normally the Fund will invest 40%
COMMON STOCKS, PREFERRED          to 75% of its total assets in equity-
STOCKS OR OTHER EQUITY-RELATED    related securities. Equity-related
SECURITIES OF COMPANIES THAT ARE securities in which the Fund primarily EXPECTED TO PROVIDE HIGHER TOTAL invests are common stocks,
RETURNS (YIELD PLUS APPRECIATION) nonconvertible preferred stocks and
THAN THE AVERAGE STOCK.           convertible securities.
                                     Under normal circumstances, we
WE ALSO INVEST IN DEBT            will invest 25% to 60% of our total
INSTRUMENTS                       assets in investment-grade fixed-income
WE USE A TEAM APPROACH TO FIND    securities. We may invest up to 20% of
DEBT OBLIGATIONS. ISSUERS OF      our total assets in fixed-income
BONDS AND OTHER DEBT              securities rated lower than investment
INSTRUMENTS PAY A FIXED OR        grade. These are known as "junk
VARIABLE RATE OF INTEREST AND     bonds."
MUST REPAY THE AMOUNT                Normally, we also may invest up to
BORROWED AT MATURITY.             35% of Fund total assets in money
-------------------------         market instruments, which include the
commercial paper of U.S. and non-U.S. corporations, short-term obligations of U.S. and foreign banks and short-term obligations guaranteed by the U.S. government or its agencies.


   We can invest up to 35% of the Fund's total assets in foreign equity and debt securities. Up to 30% of the Fund's total assets may be used in investment techniques involving leverage, such as dollar rolls, forward rolls and reverse repurchase agreements. We also may use derivatives for hedging or to improve the Fund's returns.



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Risk/Return Summary
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PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests in equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of large and medium-size companies are more stable than the stock prices of small companies. The Fund's equity holdings can vary significantly from broad market indexes, and performance of the Fund can deviate from the performance of such indexes.
   The Fund uses an asset allocation strategy. Although the Fund's investment adviser believes that this will add value over the long term, it is possible that we will emphasize an asset category that is out of favor.
   The Fund invests in debt obligations, which have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation fails to pay the Fund interest or repay principal. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline. Debt securities rated below investment grade --also known as "junk bonds"--have a higher risk of default and tend to be less liquid.
   Since the Fund invests in foreign securities, there are additional risks. Foreign markets often are more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those of U.S. issuers. Changes in currency exchange rates can reduce or increase market performance.

   The Fund has historically actively and frequently traded its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.

   Some of our investment strategies --such as using leverage or derivatives --also involve above-average risks. The Fund may use various derivative strategies to try to enhance return. The Fund may use hedging techniques to try to protect its assets. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred. If the Fund sells securities and agrees to


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2   PRUDENTIAL ACTIVE BALANCED FUND          [PHONE]  (800) 225-1852

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Risk/Return Summary
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repurchase them in a forward roll transaction or a reverse repurchase agreement, there is a risk that the market value of any securities purchased with proceeds of the initial sale will decline below the repurchase price the Fund has agreed to pay. This would cause the net asset value of the Fund's shares to decrease faster than would otherwise be the case, and is the speculative characteristic known as "leverage."
   Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors--including risk --can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a stock index, a bond index and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


                                    [CHART]

Annual Returns* (Class A shares)

 1997    1998     1999     2000     2001
------  ------   ------   ------   ------
15.20%  15.89%   10.40%   -0.22%   -5.26%

BEST QUARTER: 13.80% (4th quarter of 1998)
WORST QUARTER: -10.21% (3rd quarter of 2001)




The total return of the Class A shares from 1-1-02 to 9-30-02 was (17.10)%.



* These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual return would have been lower, too.



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Risk/Return Summary
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 AVERAGE ANNUAL RETURNS/1/ (AS OF 12-31-01)



                                   1 YR  5 YRS       SINCE INCEPTION
Class A shares                  -10.00%  5.77% 6.01% (since 11-7-96)
Class B shares                  -10.61%  5.92% 6.18% (since 11-7-96)
Class C shares                  - 7.84%  5.85% 6.10% (since 11-7-96)
CLASS Z SHARES
RETURN BEFORE TAXES             - 4.97%  7.19%  8.80% (since 1-4-93)
RETURN AFTER TAXES ON
 DISTRIBUTIONS/2/               - 5.98%  4.61%  6.55% (since 1-4-93)
RETURN AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF FUND
 SHARES/2/                      - 3.03%  4.94%  6.39% (since 1-4-93)
Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
Lehman Govt./Credit/3/            8.50%  7.37%    N/A/3/
The Lehman Brothers Aggregate
 Bond Index/4/                    8.44%  7.43%    N/A/4/
S&P 500 Index/5/                -11.88% 10.70%    N/A/5/
Lipper Average/6/               - 4.39%  7.64%    N/A/6/

1 The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


3 The Lehman Brothers Government/Credit Bond Index (Lehman Govt./Credit) is a weighted index of public, fixed-rate, nonconvertible domestic corporate debt securities rated at least investment grade and public obligations of the U.S. Treasury. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. Lehman Govt./Credit returns since the inception of each class are 7.24% for Class A, Class B and Class C shares and 7.27% for Class Z shares. Source:
  Lipper Inc.


4 The Fund's fixed income benchmark has changed to the Lehman Brothers
  Aggregate Bond Index which includes mortgage-backed securities and so provides a larger universe from which to select securities. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity on the securities. The Lehman Brothers Aggregate Bond Index gives a broad look at how short and intermediate-term bonds have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes, which would lower the returns. Since inception, returns for the Lehman Brothers Aggregate Bond Index are 7.34% for Class A, B and C shares and 7.21% for Class Z shares. Source: Lipper Inc.


5 The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. S&P 500 Index returns since the inception of each class are 11.47% for Class A, Class B and Class C shares and 13.54% for Class Z shares. Source: Lipper Inc.




6 The Lipper Average is based on the average return of all mutual funds in the Lipper Balanced Fund category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Lipper returns since the inception of each class are 8.09% for Class A, Class B and Class C shares and 9.59% for Class Z shares. Source:
  Lipper Inc.



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4   PRUDENTIAL ACTIVE BALANCED FUND          [PHONE]  (800) 225-1852

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Risk/Return Summary
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FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C and Z. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)


                                      CLASS A    CLASS B    CLASS C    CLASS Z
Maximum sales charge (load)
 imposed on purchases (as a
 percentage of offering price)             5%       None         1%       None
Maximum deferred sales charge
 (load) (as a percentage of the lower
 of original purchase price or sale
 proceeds)                                 1%/2/      5%/3/      1%/4/    None
Maximum sales charge (load)
 imposed on reinvested dividends and
 other distributions                     None       None       None       None
Redemption fees                          None       None       None       None
Exchange fee                             None       None       None       None


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                         CLASS A   CLASS B CLASS C CLASS Z
Management fees                            .65%       .65%    .65%    .65%
+ Distribution and service (12b-1) fees    .30%/5/   1.00%   1.00%    None
+ Other expenses                           .21%       .21%    .21%    .21%
= TOTAL ANNUAL FUND OPERATING EXPENSES    1.16%      1.86%   1.86%    .86%
- Fee waiver                               .05%       None    None    None
= NET ANNUAL FUND OPERATING EXPENSES      1.11%/5/   1.86%   1.86%    .86%

1 Your broker may charge you a separate or additional fee for purchases and sales of shares.

2 Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge
  (CDSC) of 1% for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial Inc. (Prudential).


3 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.


4 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.


5 For the fiscal year ending September 30, 2003, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.


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Risk/Return Summary
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EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.
   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                 1 YR 3 YRS  5 YRS 10 YRS
Class A shares                   $608  $845 $1,102 $1,834
Class B shares                   $689  $885 $1,106 $1,911
Class C shares                   $387  $679 $1,096 $2,258
Class Z shares                   $ 88  $274 $  477 $1,061


You would pay the following expenses on the same investment if you did not sell your shares:


                               1 YR 3 YRS  5 YRS 10 YRS
Class A shares                 $608  $845 $1,102 $1,834
Class B shares                 $189  $585 $1,006 $1,911
Class C shares                 $287  $679 $1,096 $2,258
Class Z shares                 $ 88  $274 $  477 $1,061



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6   PRUDENTIAL ACTIVE BALANCED FUND          [PHONE]  (800) 225-1852

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How the Fund Invests
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INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to seek INCOME AND LONG-TERM GROWTH OF CAPITAL. The Fund seeks to achieve its objective by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. While we
----------------------------        make every effort to achieve our
ASSET ALLOCATION                    objective, we can't guarantee
IN MANAGING THE FUND'S ASSET        success.
ALLOCATION, THE PORTFOLIO MANAGERS     In pursuing our objective, we
USE A QUANTITATIVE MODEL. THEY      normally invest in a wide variety of
MANAGE THE STOCK PORTION OF THE     equity-related securities, debt
FUND'S PORTFOLIO USING BEHAVIORAL   securities and money market
FINANCE MODELS TO SELECT SECURITIES instruments. The Fund's
THEY BELIEVE TO BE UNDERPRICED,     investments will be actively shifted
WHILE MAINTAINING A RISK PROFILE    among these asset classes in order
LIKE THE STANDARD & POOR'S 500      to capitalize on valuation
COMPOSITE STOCK PRICE INDEX. THE    opportunities and to maximize the
BOND PORTION OF THE PORTFOLIO IS    Fund's total return.
MANAGED BY A TEAM OF                   In addition to common stocks,
PROFESSIONALS.                      nonconvertible preferred stocks and
----------------------------        convertible securities, equity-related


securities include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs) and similar securities. Convertible securities are securities --like bonds, corporate notes and preferred stocks --that we can convert into the company's common stock or some other equity security. We may buy common stocks of companies of every size --small, medium and large capitalization.

   Debt obligations include corporate and noncorporate obligations, such as U.S. government securities. The weighted average maturity of the debt securities held by the Fund will normally be between 3 and 30 years. We can invest up to 20% of total assets in debt obligations rated BB or B by Standard & Poor's Ratings Group or Ba or B by Moody's Investors Service, or the equivalent rating by another nationally recognized statistical rating organization. These lower-rated obligations --also known as "junk bonds"--have a higher risk of default and tend to be less liquid and more volatile than higher-rated


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How the Fund Invests
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obligations. We also may invest in obligations that are not rated, but that we believe are of comparable quality to these obligations.
   We may invest in money market instruments, which include the commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Generally, money market instruments provide a fixed rate of return, but provide less opportunity for capital appreciation than stocks.

U.S. GOVERNMENT SECURITIES
The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt.

MORTGAGE-RELATED SECURITIES
We may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities or private entities and in collateralized mortgage obligations (CMOs) issued by private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.
   Mortgage-related securities include CMOs, multi-class pass-through securities and stripped mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A MULTI-CLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A STRIPPED MORTGAGE-BACKED SECURITY (MBS STRIP) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security


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(principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

ASSET-BACKED SECURITIES
We may also invest in asset-backed debt securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables. Unlike mortgage-related securities, asset-backed securities are usually not collateralized, which means that if the borrower does not repay the amount loaned when due, the Fund could suffer a loss.

FOREIGN SECURITIES
We may invest up to 15% of the Fund's total assets in foreign equity securities and up to 20% of its total assets in fixed-income securities of foreign issuers. For purposes of the 15% limit, we do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities.

PORTFOLIO TURNOVER

As a result of the strategies described above, the Fund has historically had an annual portfolio turnover rate of over 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.


REVERSE REPURCHASE AGREEMENTS AND FORWARD ROLLS
The Fund may enter into REVERSE REPURCHASE AGREEMENTS and FORWARD ROLLS. When the Fund enters into a reverse repurchase agreement, the Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.
   When the Fund enters into a forward roll, the Fund sells securities to be delivered in the current month and repurchases the same or substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.


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SHORT SALES


The Fund may make SHORT SALES of a security. This means that the Fund may sell a security that it does not own, which it may do if, for example, the investment adviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends and interest that accrue on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make SHORT SALES "AGAINST THE BOX." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security. Up to 25% of the Fund's net assets may be subject to short sales against the box. In addition, the Fund may have up to 5% of its total assets allocated to uncovered short sales.


DERIVATIVE STRATEGIES

We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings. Derivatives that involve leverage could magnify losses.


Options. The Fund may purchase and sell put and call options on equity securities, stock indexes and foreign currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An OPTION is the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.


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Futures Contracts and Related Options,
Foreign Currency Forward Contracts. The Fund may purchase and sell futures contracts on equity and debt securities, securities indexes, interest rate indexes and foreign currencies, and related options on such futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.


   For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

REPURCHASE AGREEMENTS
The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan


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by the Fund. The Fund uses repurchase agreements for cash management purposes only.

MONEY MARKET INSTRUMENTS; TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in high-quality foreign or domestic money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.
   The Fund may at any time hold cash or invest in money market funds and high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs.

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.


INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Funds, Their Investments and Risks" in the SAI.



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12  PRUDENTIAL ACTIVE BALANCED FUND          [PHONE]  (800) 225-1852

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INVESTMENT TYPE
% OF FUND'S ASSETS           RISKS                                    POTENTIAL REWARDS
EQUITY-RELATED             . Individual stocks could                . Historically, stocks have
SECURITIES                   lose value                               outperformed other
                           . The equity markets could                 investments over the long
40-75%                       go down, resulting in a                  term
                             decline in value of the                . Generally, economic
                             Fund's investments                       growth means higher
                           . Companies that pay                       corporate profits, which
                             dividends may not do so if               lead to an increase in
                             they don't have profits or               stock prices, known as
                             adequate cash flow                       capital appreciation
                           . Changes in economic or                 . May be a source of
                             political conditions, both               dividend income
                             domestic and                           . The Fund's asset
                             international, may result                allocation strategy may
                             in a decline in value of                 provide stable returns
                             the Fund's investments
                           . The Fund may invest the
                             bulk of its assets in an
                             asset category that is out
                             of favor, which could
                             result in losses if stock
                             prices fall
---------------------------------------------------------------------------------------------------
SHORT SALES                . May magnify underlying                 . May magnify underlying
                             investment losses                        investment gains
Up to 25% of net assets;   . Investment costs may
usually less than 10%        exceed potential
(against the box)            underlying investment
Up to 5% of total assets     gains
(uncovered)                . Short sales "against the
                             box" give up the
                             opportunity for capital
                             appreciation in the
                             security
---------------------------------------------------------------------------------------------------



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INVESTMENT TYPE (CONT'D)
% OF FUND'S ASSETS           RISKS                                POTENTIAL REWARDS
    FIXED-INCOME           . The Fund's holdings,               . Most bonds will rise in
    OBLIGATIONS              share price and total                value when interest rates
                             return may fluctuate in              fall
    25-60%                   response to bond market            . Regular interest income
                             movements                          . High-quality debt
                           . Credit risk -- the risk that         obligations are generally
                             the default of an issuer             more secure than stocks
                             would leave the Fund with            since companies must pay
                             unpaid interest or                   their debts before they
                             principal. The lower a               pay dividends
                             bond's quality, the higher         . Bonds have generally
                             its potential volatility             outperformed money
                           . Market risk -- the risk that         market instruments over
                             the market value of an               the long term, with less
                             investment may move                  risk than stocks
                             down, sometimes rapidly            . Investment-grade bonds
                             or unpredictably. Market             have a lower risk of
                             risk may affect an                   default than junk bonds
                             industry, a sector, or the         . Junk bonds offer higher
                             market as a whole                    yields and higher
                           . Interest rate risk -- the risk       potential gains than
                             that the value of most               investment-grade bonds
                             bonds will fall when
                             interest rates rise. The
                             longer a bond's maturity
                             and the lower its credit
                             quality, the more its value
                             typically falls. It can lead
                             to price volatility
                           . Junk bonds have a higher
                             risk of default, tend to be
                             less liquid, are more
                             volatile and may be more
                             difficult to value
-------------------------------------------------------------------------------------------------
    MORTGAGE-RELATED       . Prepayment risk -- the risk        . Regular interest income
    SECURITIES               that the underlying                . The U.S. government
                             mortgage may be pre-                 guarantees interest and
    Up to 60%                paid partially or                    principal payments on
                             completely, generally                certain securities
                             during periods of falling          . May benefit from security
                             interest rates, which could          interest in real estate
                             adversely affect yield to            collateral
                             maturity and could require         . Pass-through instruments
                             the Fund to reinvest in              provide greater
                             lower-yielding securities            diversification than direct
                           . Credit risk -- the risk that         ownership of loans
                             the underlying mortgages           . May provide capital
                             will not be paid by debtors          appreciation
                             or by credit insurers or
                             guarantors of such
                             instruments. Some
                             mortgage securities are
                             unsecured or secured by
                             lower-rated insurers or
                             guarantors and thus may
                             involve greater risk
                           . See market risk and
                             interest rate risk
-------------------------------------------------------------------------------------------------

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14  PRUDENTIAL ACTIVE BALANCED FUND          [PHONE]  (800) 225-1852

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INVESTMENT TYPE (CONT'D)
% OF FUND'S ASSETS           RISKS                                 POTENTIAL REWARDS
                           ------------------------------------  ---------------------------------
ASSET-BACKED SECURITIES    . The security interest in the        . Regular interest income
                             underlying collateral may           . Prepayment risk is
Up to 60%                    be nonexistent or may not             generally lower than with
                             be as great as with                   mortgage-related
                             mortgage-related                      securities
                             securities                          . Pass-through instruments
                           . Credit risk -- the risk that          provide greater
                             the underlying receivables            diversification than direct
                             will not be paid by debtors           ownership of loans
                             or by credit insurers or
                             guarantors of such
                             instruments. Some asset-
                             backed securities are
                             unsecured or secured by
                             lower-rated insurers or
                             guarantors and thus may
                             involve greater risk
                           . See market risk and
                             interest rate risk
--------------------------------------------------------------------------------------------------
FOREIGN SECURITIES         . Foreign markets,                    . Investors can participate
                             economies and political               in the growth of foreign
Up to 35%                    systems, particularly those           markets through
                             in developing countries,              investments in companies
                             may not be as stable as in            operating in those
                             the U.S.                              markets
                           . Currency risk -- changing           . May profit from changing
                             values of foreign                     values of foreign
                             currencies can cause                  currencies
                             losses                              . Opportunities for
                           . May be less liquid than               diversification
                             U.S. stocks and bonds
                           . Differences in foreign
                             laws, accounting
                             standards, public
                             information, custody and
                             settlement practices
                             provide less reliable
                             information on foreign
                             investments and involve
                             more risk
                           . Investments in emerging
                             market securities are
                             subject to greater volatility
                             and price declines
--------------------------------------------------------------------------------------------------


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INVESTMENT TYPE (CONT'D)
% OF FUND'S ASSETS           RISKS                                POTENTIAL REWARDS
   REVERSE REPURCHASE      . May magnify underlying             . May magnify underlying
   AGREEMENTS AND            investment losses                    investment gains
   FORWARD ROLLS           . Investment costs may
                             exceed potential
   Up to 33 1/3%             underlying investment
                             gains
                           . Leverage risk -- the risk
                             that the market value of
                             the securities purchased
                             with proceeds of the sale
                             declines below the price
                             of the securities the Fund
                             must repurchase
------------------------------------------------------------------------------------------------
   DERIVATIVES             . The value of derivatives           . The Fund could make
                             (such as futures, options            money and protect
   Percentage varies         and foreign currency                 against losses if the
                             forward contracts) that              investment analysis proves
                             are used to hedge a                  correct
                             portfolio security is              . Derivatives that involve
                             determined independently             leverage could generate
                             from that security and               substantial gains at low
                             could result in a loss to            cost
                             the Fund when the price            . One way to manage the
                             movement of the                      Fund's risk/return balance
                             derivative does not                  is by locking in the value
                             correlate with a change in           of an investment ahead of
                             the value of the portfolio           time
                             security
                           . Derivatives used for risk
                             management may not
                             have the intended effects
                             and may result in losses
                             or missed opportunities
                           . The other party to a
                             derivatives contract could
                             default
                           . Derivatives can increase
                             share price volatility and
                             those that involve
                             leverage could magnify
                             losses
                           . Certain types of
                             derivatives involve costs to
                             the Fund that can reduce
                             returns
------------------------------------------------------------------------------------------------



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16  PRUDENTIAL ACTIVE BALANCED FUND          [PHONE]  (800) 225-1852

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INVESTMENT TYPE (CONT'D)
% OF FUND'S ASSETS           RISKS                              POTENTIAL REWARDS
U.S. GOVERNMENT            . Limits potential for capital     . May preserve the Fund's
SECURITIES                   appreciation                       assets
                           . See market risk, credit risk     . Regular interest income
Up to 60%                    and interest rate risk           . Generally more secure
                           . Some are not insured or            than lower quality debt
                             guaranteed by the U.S.             securities and equity
                             government, but only by            securities
                             the issuing agency, which        . Principal and interest may
                             must rely on its own               be guaranteed by the
                             resources to repay the             U.S. government
                             debt
---------------------------------------------------------------------------------------------
MONEY MARKET               . Limits potential for capital     . May preserve the Fund's
INSTRUMENTS                  appreciation                       assets
                           . Credit risk--the risk that
Up to 35% under normal       the default of an issuer
circumstances                would leave a Fund with
Up to 100% temporarily       unpaid interest or
                             principal
                           . Market risk--the risk that
                             the market value of an
                             investment may move up
                             or down. Market risk may
                             affect an industry, a
                             sector or the market as a
                             whole
---------------------------------------------------------------------------------------------
ILLIQUID SECURITIES        . May be difficult to value        . May offer a more
                             precisely                          attractive yield or
Up to 15% of net assets    . May be difficult to sell at        potential for growth than
                             the time or price desired          more widely traded
                                                                securities
---------------------------------------------------------------------------------------------


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BOARD OF DIRECTORS

The Company's Board of Directors (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


   Under a management agreement with the Company, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended September 30, 2002, the Fund paid PI management fees of .65% of the Fund's average net assets.


   PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $93 billion.


   Subject to the supervision of the Board of the Company, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.


   PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.



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INVESTMENT ADVISER

PRUDENTIAL INVESTMENT MANAGEMENT, INC. (PIM) is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Gateway Center Two, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.


PORTFOLIO MANAGERS

J. SCOTT, PH.D., is a Senior Managing Director of Prudential Investments Quantitative Management, a unit of PIM. He has been a portfolio manager for the Fund since June 1998. Dr. Scott, along with M. Stumpp, Ph.D., manages the equity portion of the Fund and is responsible for determining the Fund's overall balanced strategy. Dr. Scott has managed balanced and equity portfolios for Prudential's pension plans and institutional clients since 1987. He received a B.A. from Rice University and an M.S. and Ph.D. from Carnegie Mellon University.


   M. STUMPP, PH.D., a Senior Managing Director of PIM, has been a portfolio manager for the Fund since June 1998. Dr. Stumpp chairs the Quantitative Management Group's Investment Policy Committee and is responsible for its model portfolio. Dr. Stumpp developed and oversees the methodology underlying the group's actively managed equity portfolios. Dr. Stumpp has managed mutual fund portfolios since 1995 and has managed investment portfolios for over 13 years. Dr. Stumpp received a B.A. from Boston University and an M.A. and Ph.D. from Brown University.


   In addition, PIM's Fixed Income Liquidity Team (the Team), headed by Peter Cordrey, is primarily responsible for overseeing the day-to-day management of the fixed-income portion of the Fund. The Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Fixed Income Investment Policy Committee and the Fund's investment restrictions and policies. In addition, a credit research team of analysts supports the Team using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.



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DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Company. The Company has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act of 1940, as amended, applicable to the Fund's shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



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20  PRUDENTIAL ACTIVE BALANCED FUND          [PHONE]  (800) 225-1852

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Fund Distributions and Tax Issues
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Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.
   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.
   The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders--typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.

   The Fund also distributes any realized net CAPITAL GAINS to shareholders--typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains generally are taxed at rates of up to 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 38.6%. Different rates apply to corporate shareholders.


   For your convenience, Fund distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your



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account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

   Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends paid by the Fund.


WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 30%, but declining to 28% by 2006) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to


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22  PRUDENTIAL ACTIVE BALANCED FUND          [PHONE]  (800) 225-1852

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Fund Distributions and Tax Issues
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ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL
-------------------------------------        GAIN, which is subject to tax
            +$  CAPITAL GAIN                 unless you hold shares in a
RECEIPTS        (taxes owed)                 qualified or tax-deferred plan
FROM SALE       OR                           or account. The amount of tax
            -$  CAPITAL LOSS                 you pay depends on how long
                (offset against gain)        you owned your shares and
-------------------------------------        when you bought them. If you
                                             sell shares of the Fund for a
loss, you may have a capital loss, which you may use to offset certain capital gains you have.
   If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges


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incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.
   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event" Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event". This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.



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24  PRUDENTIAL ACTIVE BALANCED FUND          [PHONE]  (800) 225-1852

How to Buy, Sell and
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HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

   You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the initial sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. The Class A CDSC is waived for all Class A shareholders other than those who purchased their shares, in an amount of $1 million or more, from certain broker-dealers not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

   When choosing a share class, you should consider the following:

  .  The amount of your investment,


  . The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges,



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  . The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC,

  .  Whether you qualify for any reduction or waiver of sales charges

  . The fact that, if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances,


  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase, and

  .  Whether you qualify to purchase Class Z shares.
   See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                          CLASS A          CLASS B         CLASS C           CLASS Z
Minimum purchase          $1,000           $1,000          $2,500            None
 amount/1/
Minimum amount for        $100             $100            $100              None
 subsequent purchases/1/
Maximum initial           5% of the public None            1% of the public  None
 sales charge             offering price                   offering price/2/
Contingent Deferred       1%/4/            If sold during: 1% on sales       None
 Sales Charge                              Year 1    5%    made within
 (CDSC)/3/                                 Year 2    4%    18 months of
                                           Year 3    3%    purchase/3/
                                           Year 4    2%
                                           Years 5/6  1%
                                           Year 7    0%
Annual distribution and   .30 of 1%        1%              1%                None
 service (12b-1) fees     (.25 of 1%
 shown as a percentage    currently)
 of average net assets/5/

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see Additional Shareholder
  Services -- Automatic Investment Plan.
2 1.01% of the net amount invested.

3 For more information about the CDSC and how it is calculated, see "How to Sell
  Your Shares--Contingent Deferred Sales Charge (CDSC)."


4 Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


5 These distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares. For the fiscal year ending September 30, 2003, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.



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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                      SALES CHARGE AS %  SALES CHARGE AS %      DEALER
AMOUNT OF PURCHASE    OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
Less than $25,000                 5.00%              5.26%       4.75%
$25,000 to $49,999                4.50%              4.71%       4.25%
$50,000 to $99,999                4.00%              4.17%       3.75%
$100,000 to $249,999              3.25%              3.36%       3.00%
$250,000 to $499,999              2.50%              2.56%       2.40%
$500,000 to $999,999              2.00%              2.04%       1.90%
$1 million and above*              None               None        None

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


   To satisfy the purchase amounts above, you can:

  .  Invest with an eligible group of investors who are related to you,


  .  Buy Class A shares of two or more Prudential mutual funds at the same time,


  . Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of Prudential mutual fund shares you already own, (2) the value of money market shares you have received for shares of those series in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation)

  . Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

The Distributor may reallow Class A's sales charge to dealers.


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Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or
  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the investment advisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.


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Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. Such purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:
  .  Purchase your shares through an account at Prudential Securities,

  . Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation, or

  .  Purchase your shares through another broker.

   This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.


Other. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.


QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or


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  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:
  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,
  . Current and former Directors/Trustees of the Prudential mutual funds (including the Company), and
  .  Prudential, with an investment of $10 million or more.


   In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments from its own resources to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.


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   Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

   When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.

-------------------------        For example, if the value of
                                 the investments held by Fund
MUTUAL FUND SHARES               XYZ (minus its liabilities)
THE NAV OF MUTUAL FUND SHARES    is $1,000 and there are 100
CHANGES EVERY DAY BECAUSE THE    shares of Fund XYZ owned by
VALUE OF A FUND'S PORTFOLIO      shareholders, the price of
CHANGES CONSTANTLY. FOR          one share of the fund--or the
EXAMPLE, IF FUND XYZ HOLDS       NAV--is $10 ($1,000 divided
ACME CORP. STOCK IN ITS          by 100).
PORTFOLIO AND THE PRICE OF ACME     The Fund's portfolio
STOCK GOES UP WHILE THE VALUE OF securities are valued based
THE FUND'S OTHER HOLDINGS        upon market quotations or, if
REMAINS THE SAME AND EXPENSES    not readily available, at
DON'T CHANGE, THE NAV OF FUND    fair value as determined in
XYZ WILL INCREASE.               good faith under procedures
-------------------------        established by the Company's
                                 Board. The Fund also may



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use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market. The fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed; in these instances, the NAV you receive may differ from the published NAV price.




   We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign markets are open, even though the value of the Fund's foreign securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.




   Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of mutual funds daily.

What Price Will You Pay for Shares of the Fund?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share


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classes). Your broker may charge you a separate or additional fee for purchases of shares.


   Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out-- or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets


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your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.




Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.



Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.


HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" in the next section.


   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101


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   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund
Shares -- Sale of Shares."

   If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An eligible guarantor institution includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


  . Amounts representing shares you purchased with reinvested dividends and distributions,


  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares



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     (in certain cases), six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998), and


  . Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares).


   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.
   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

   As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998). As previously noted, in certain cases, Class A shares are subject to a CDSC of 1% that is applied to Class A shares sold within 12 months of purchase. The Class A CDSC is waived for all such Class A investors other than those who purchased their shares from certain broker-dealers that are not affiliated with Prudential. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC -- CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
  . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to


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     individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability
  . To provide for certain distributions -- made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
  .  On certain sales effected through a Systematic Withdrawal Plan.

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Waiver of Contingent Deferred Sales Charge -- Class B Shares."

WAIVER OF THE CDSC -- CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC


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when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares.

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.
   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

   There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of


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your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

   If you own Class B or Class C shares and qualify to purchase Class A shares of any Prudential mutual fund without paying an initial sales charge, we will exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares unless you elect otherwise. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. You must notify the Transfer Agent that you are eligible for this special exchange privilege. Please note that this special exchange privilege will be discontinued effective June 16, 2003. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.


FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


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                                                                  39

How to Buy, Sell and
---------------------------------------------------------------------
Exchange Shares of the Fund
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TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.


   The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

   In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
   The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular training on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.



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40  PRUDENTIAL ACTIVE BALANCED FUND          [PHONE]  (800) 225-1852

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Financial Highlights
---------------------------------------------------------------------


The financial highlights below are intended to help you evaluate the Fund's financial performance since its inception (or, for Class Z shares, for the five most recent fiscal years). The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


   A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent accountants, is available, upon request, at no charge, as described on the back cover of this prospectus.


CLASS A SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


CLASS A SHARES (FISCAL YEARS ENDED 9-30)
PER SHARE OPERATING
PERFORMANCE                            2002/2/     2001    2000    1999   1998
NET ASSET VALUE, BEGINNING OF YEAR:     $11.08   $13.76  $13.25  $13.29 $14.41
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                      .18      .44     .38     .31    .44
Net realized and unrealized gain
 (loss) on investment transactions      (1.37)   (2.31)    1.10    1.69  (.20)
TOTAL FROM INVESTMENT OPERATIONS        (1.19)   (1.87)    1.48    2.00    .24
------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.29)    (.38)   (.28)   (.30)  (.32)
Distributions from net realized gains       --    (.43)   (.69)  (1.74) (1.04)
TOTAL DISTRIBUTIONS                      (.29)    (.81)   (.97)  (2.04) (1.36)
NET ASSET VALUE, END OF YEAR             $9.60   $11.08  $13.76  $13.25 $13.29
TOTAL RETURN/1/                       (11.18)% (14.40)%  11.56%  16.07%  1.93%
RATIOS/SUPPLEMENTAL DATA               2002/2/     2001    2000    1999   1998
NET ASSETS, END OF YEAR (000):        $369,410 $474,409 $16,444 $10,397 $3,218
Average net assets (000)              $461,051 $456,359 $13,248  $6,918 $2,090
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees/3/                 1.11%    1.21%   1.30%   1.41%  1.28%
Expenses, excluding distribution and
 service (12b-1) fees                     .86%     .96%   1.05%   1.16%  1.03%
Net investment income                    1.51%    2.21%   2.76%   2.29%  2.72%
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover rate                   215%     134%    243%    230%   256%
------------------------------------------------------------------------------




1 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.




2 Effective October 1, 2001, the Fund has adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.


3 For the fiscal year ended September 30, 2002 the Distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.



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                                                                  41

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Financial Highlights
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CLASS B SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


CLASS B SHARES (FISCAL YEARS ENDED 9-30)
PER SHARE OPERATING
PERFORMANCE:                        2002/2/     2001    2000    1999   1998
NET ASSET VALUE, BEGINNING OF YEAR   $11.00   $13.68  $13.17  $13.22 $14.34
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                   .10      .40     .27     .19    .27
Net realized and unrealized gain
 (loss) on investment transactions   (1.36)   (2.35)    1.11    1.69  (.14)
TOTAL FROM INVESTMENT OPERATIONS     (1.26)   (1.95)    1.38    1.88    .13
---------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                               (.18)    (.30)   (.18)   (.19)  (.21)
Distributions from net realized
 gains                                   --    (.43)   (.69)  (1.74) (1.04)
TOTAL DISTRIBUTIONS                   (.18)    (.73)   (.87)  (1.93) (1.25)
NET ASSET VALUE, END OF YEAR          $9.56   $11.00  $13.68  $13.17 $13.22
TOTAL RETURN/1/                    (11.73)% (14.99)%  10.78%  15.12%  1.10%
RATIOS/SUPPLEMENTAL DATA:           2002/2/     2001    2000    1999   1998
NET ASSETS, END OF YEAR (000)      $124,201 $181,313 $18,648 $10,979 $3,038
Average net assets (000)           $169,928 $225,621 $13,794  $7,018 $1,285
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees             1.86%    1.96%   2.05%   2.16%  2.03%
Expenses, excluding distribution
 and service (12b-1) fees              .86%     .96%   1.05%   1.16%  1.03%
Net investment income                  .77%    1.55%   2.01%   1.54%  1.95%
---------------------------------------------------------------------------




1 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.




2 Effective October 1, 2001, the Fund has adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.



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42  PRUDENTIAL ACTIVE BALANCED FUND          [PHONE]  (800) 225-1852

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Financial Highlights
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CLASS C SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


CLASS C SHARES (FISCAL YEARS ENDED 9-30)
PER SHARE OPERATING
PERFORMANCE:                          2002/2/     2001   2000   1999   1998
NET ASSET VALUE, BEGINNING OF YEAR     $11.00   $13.68 $13.17 $13.22 $14.34
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                     .08      .32    .27    .19    .48
Net realized and unrealized gain
 (loss) on investment transactions     (1.34)   (2.27)   1.11   1.69  (.35)
TOTAL FROM INVESTMENT OPERATIONS       (1.26)   (1.95)   1.38   1.88    .13
---------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                 (.18)    (.30)  (.18)  (.19)  (.21)
Distributions from net realized
 gains                                     --    (.43)  (.69) (1.74) (1.04)
TOTAL DISTRIBUTIONS                     (.18)    (.73)  (.87) (1.93) (1.25)
NET ASSET VALUE, END OF YEAR            $9.56   $11.00 $13.68 $13.17 $13.22
TOTAL RETURN/1/                      (11.73)% (14.99)% 10.78% 15.12%  1.10%
RATIOS/SUPPLEMENTAL DATA:             2002/2/     2001   2000   1999   1998
NET ASSETS, END OF YEAR (000)         $11,268  $16,423 $2,893 $1,117   $284
Average net assets (000)              $15,577  $14,019 $1,741   $674   $118
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees//                 1.86%    1.96%  2.05%  2.16%  2.03%
Expenses, excluding distribution and
 service (12b-1) fees//                  .86%     .96%  1.05%  1.16%  1.03%
Net investment income//                  .76%    1.43%  2.02%  1.54%  2.04%
---------------------------------------------------------------------------




1 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.




2 Effective October 1, 2001, the Fund has adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.




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                                                                  43

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Financial Highlights
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CLASS Z SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


CLASS Z SHARES (FISCAL YEARS ENDED 9-30)
PER SHARE OPERATING
PERFORMANCE:                           2002/2/     2001     2000     1999     1998
NET ASSET VALUE, BEGINNING OF YEAR      $11.14   $13.79   $13.27   $13.32   $14.45
INCOME FROM INVESTMENT OPERATIONS:
Net investment income//                    .21      .35      .40      .35      .38
Net realized and unrealized gain
 (loss) on investment transactions      (1.37)   (2.17)     1.12     1.68    (.12)
TOTAL FROM INVESTMENT OPERATIONS        (1.16)   (1.82)     1.52     2.03      .26
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income     (.32)    (.40)    (.31)    (.34)    (.35)
Distributions from net realized gains       --    (.43)    (.69)   (1.74)   (1.04)
TOTAL DISTRIBUTIONS                      (.32)    (.83)   (1.00)   (2.08)   (1.39)
NET ASSET VALUE, END OF YEAR             $9.66   $11.14   $13.79   $13.27   $13.32
TOTAL RETURN/1/                       (10.86)% (13.96)%   11.87%   16.32%    2.12%
RATIOS/SUPPLEMENTAL DATA:              2002/2/     2001     2000     1999     1998
NET ASSETS, END OF YEAR (000)         $166,036 $207,850 $146,516 $124,250 $161,838
Average net assets (000)              $206,376 $230,926 $137,089 $130,052 $177,443
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                     .86%     .96%    1.05%    1.16%    1.03%
Expenses, excluding distribution and
 service (12b-1) fees                     .86%     .96%    1.05%    1.16%    1.03%
Net investment income                    1.76%    2.51%    2.99%    2.54%    2.99%
----------------------------------------------------------------------------------




1 Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


2 Effective October 1, 2001, the Fund has adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.



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44  PRUDENTIAL ACTIVE BALANCED FUND          [PHONE]  (800) 225-1852

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                          (Intentionally Left Blank)


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                                                                  45

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The Prudential Mutual Fund Family
---------------------------------------------------------------------






Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.



PRUDENTIAL MUTUAL FUNDS

--------------------------------------------------------------------------------


STOCK FUNDS



LARGE CAPITALIZATION STOCK FUNDS



Prudential 20/20 Focus Fund


Prudential Equity Fund, Inc.


Prudential Index Series Fund


  Prudential Stock Index Fund


Prudential Tax-Managed Funds


  Prudential Tax-Managed Equity Fund


Prudential Value Fund


The Prudential Investment Portfolios, Inc.


  Prudential Jennison Growth Fund



SMALL-TO-MID-CAPITALIZATION STOCK FUNDS



Nicholas-Applegate Fund, Inc.


  Nicholas-Applegate Growth Equity Fund


Prudential Small Company Fund, Inc.


Prudential Tax-Managed Small-Cap Fund, Inc.


Prudential U.S. Emerging Growth Fund, Inc.


The Prudential Investment Portfolios, Inc.


  Prudential Jennison Equity Opportunity Fund



SECTOR STOCK FUNDS


Prudential Natural Resources Fund, Inc.


Prudential Real Estate Securities Fund


Prudential Sector Funds, Inc.


  Prudential Financial Services Fund


  Prudential Health Sciences Fund


  Prudential Technology Fund


  Prudential Utility Fund


GLOBAL/INTERNATIONAL STOCK FUNDS


Prudential Europe Growth Fund, Inc.


Prudential Pacific Growth Fund, Inc.


Prudential World Fund, Inc.


  Prudential Global Growth Fund


  Prudential International Value Fund


  Prudential Jennison International Growth Fund



BALANCED/ALLOCATION FUND


The Prudential Investment Portfolios, Inc.


  Prudential Active Balanced Fund



BOND FUNDS


TAXABLE BOND FUNDS


Prudential Government Income Fund, Inc.


Prudential High Yield Fund, Inc.


Prudential Short-Term Corporate Bond Fund, Inc.


  Income Portfolio


Prudential Total Return Bond Fund, Inc.


MUNICIPAL BOND FUNDS


Prudential California Municipal Fund


  California Series


  California Income Series


Prudential Municipal Bond Fund


  High Income Series


  Insured Series


Prudential Municipal Series Fund


  Florida Series


  New Jersey Series


  New York Series


  Pennsylvania Series


Prudential National Municipals Fund, Inc.



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46  PRUDENTIAL ACTIVE BALANCED FUND          [PHONE]  (800) 225-1852

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---------------------------------------------------------------------






GLOBAL/INTERNATIONAL BOND FUND


Prudential Global Total Return Fund, Inc.



MONEY MARKET FUNDS


TAXABLE MONEY MARKET FUNDS


Cash Accumulation Trust


  Liquid Assets Fund


  National Money Market Fund


Prudential Government Securities Trust


  Money Market Series


  U.S. Treasury Money Market Series


Prudential Institutional Liquidity Portfolio, Inc.


  Institutional Money Market Series


Prudential MoneyMart Assets, Inc.


MUNICIPAL MONEY MARKET FUNDS


Prudential California Municipal Fund


  California Money Market Series


Prudential Municipal Series Fund


  New Jersey Money Market Series


  New York Money Market Series


TAX-FREE MONEY MARKET FUNDS


COMMAND Tax-Free Fund


Prudential Tax-Free Money Fund, Inc.


OTHER MONEY MARKET FUNDS


COMMAND Government Fund


COMMAND Money Fund


Special Money Market Fund, Inc.*


  Money Market Series


STRATEGIC PARTNERS MUTUAL FUNDS**

--------------------------------------------------------------------------------

Strategic Partners Asset Allocation Funds


  Strategic Partners Conservative Growth Fund


  Strategic Partners Moderate Growth Fund


  Strategic Partners High Growth Fund


Strategic Partners Style Specific Funds


  Strategic Partners Large Capitalization Growth Fund


  Strategic Partners Large Capitalization Value Fund


  Strategic Partners Small Capitalization Growth Fund


  Strategic Partners Small Capitalization Value Fund


  Strategic Partners International Equity Fund


  Strategic Partners Total Return Bond Fund


Strategic Partners Opportunity Funds


  Strategic Partners Focused Growth Fund


  Strategic Partners New Era Growth Fund


  Strategic Partners Focused Value Fund


  Strategic Partners Mid-Cap Value Fund


Special Money Market Fund, Inc.*


  Money Market Series





 *This fund is not a direct purchase money fund and is only an exchangeable money fund.


**Not exchangeable with the Prudential mutual funds.



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                                                                  47

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                                     Notes




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48  PRUDENTIAL ACTIVE BALANCED FUND          [PHONE]  (800) 225-1852

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                                     Notes




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                                     Notes




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50  PRUDENTIAL ACTIVE BALANCED FUND          [PHONE]  (800) 225-1852

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                                     Notes




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                                     Notes




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52  PRUDENTIAL ACTIVE BALANCED FUND          [PHONE]  (800) 225-1852

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                                     Notes




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                                                                  53

      FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098

PHILADELPHIA, PA 19101

(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management Services LLC
P.O. Box 8310

Philadelphia, PA 19101

(800) 778-8769

Visit Prudential's website at:
WWW.PRUDENTIAL.COM

Additional information about the Fund can be obtained without charge and can be found in the following documents:
STATEMENT OF ADDITIONAL
INFORMATION (SAI) (incorporated by reference into this prospectus)
ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)
SEMI-ANNUAL REPORT

             Nasdaq    CUSIP
Fund Symbols ------    -----
Class A      PIBAX  74437E-88-3
Class B      PBFBX  74437E-87-5
Class C      PABCX  74437E-86-7
Class Z      PABFX  74437E-85-9

MF185A

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in
Washington, DC (For hours of operation, call 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at http://www.sec.gov

Investment Company Act File No. 811-07343

 PROSPECTUS

 NOVEMBER 27, 2002

                                    [GRAPHIC]

 PRUDENTIAL
 JENNISON EQUITY OPPORTUNITY FUND

 FUND TYPE
 Small- to mid-capitalization stock

 OBJECTIVE
 Long-term growth of capital


 Important Change


 See "How to Exchange Your Shares" section for details.


 As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

     Prudential Financial is a service mark of The Prudential Insurance Company of
     America, Newark, NJ, and its affiliates.  [LOGO] Prudential Financial

---------------------------------------------------------------------
Table of Contents
---------------------------------------------------------------------


1   Risk/Return Summary
1   Investment Objective and Principal Strategies
1   Principal Risks
3   Evaluating Performance
5   Fees and Expenses

7   How the Fund Invests
7   Investment Objective and Policies
8   Other Investments and Strategies
13  Investment Risks

17  How the Fund is Managed
17  Board of Directors
17  Manager
18  Investment Adviser
18  Portfolio Managers
18  Distributor

19  Fund Distributions and Tax Issues
19  Distributions
20  Tax Issues
21  If You Sell or Exchange Your Shares

23  How to Buy, Sell and Exchange Shares of the Fund
23  How to Buy Shares
33  How to Sell Your Shares
37  How to Exchange Your Shares
39  Telephone Redemptions or Exchanges
39  Expedited Redemption Privilege

41  Financial Highlights
41  Class A Shares
42  Class B Shares
43  Class C Shares
44  Class Z Shares

46  The Prudential Mutual Fund Family
    For More Information (Back Cover)



------------------------------------------------------------------
  PRUDENTIAL JENNISON EQUITY OPPORTUNITY   [PHONE]  (800) 225-1852
  FUND

---------------------------------------------------------------------
Risk/Return Summary
---------------------------------------------------------------------

This section highlights key information about PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND, which we refer to as "the Fund." The Fund is a series of The Prudential Investment Portfolios, Inc. ("the Company"). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is LONG-TERM GROWTH OF CAPITAL. We invest at least 80% of our investable assets in common stocks of established companies whose growth prospects we believe are under-appreciated by the market.

-------------------------        The term "investable assets" in this
WE'RE OPPORTUNISTIC INVESTORS    prospectus refers to the Fund's net
                                 assets plus any borrowings for
IN DECIDING WHICH STOCKS TO BUY  investment purposes. The Fund's
WE EMPHASIZE BOTH PROJECTED      investable assets will be less than its
EARNINGS GROWTH AND ATTRACTIVE   total assets to the extent that it has
VALUATIONS. THIS MEANS           borrowed money for non-investment
CHARACTERISTICS OF THE STOCKS WE purposes, such as to meet anticipated
OWN (GROWTH OR VALUE AND MID     redemptions. Our approach is to
CAP OR LARGER CAP) CAN CHANGE    identify stocks that have good
DEPENDING ON WHERE WE BELIEVE    fundamental prospects but that are
THE BEST TRADE-OFF BETWEEN       selling at what in our opinion is a
EARNINGS GROWTH AND ATTRACTIVE   depressed valuation level relative to
VALUATION MAY BE AT ANY GIVEN    those prospects. The Fund may actively
TIME.                            and frequently trade its portfolio
-------------------------        securities. While we make every effort to
achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests mainly in common stocks, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. The success of the Fund depends greatly on the investment adviser's ability to identify companies whose growth prospects are under-appreciated by the market. These holdings may be somewhat more volatile than the overall market. The Fund's holdings can vary significantly from broad market indexes, and performance of the Fund can deviate from the performance of such indexes.



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                                                                  1

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Risk/Return Summary
---------------------------------------------------------------------

   The Fund may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.
   Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests -- Investment Risks."
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


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2   PRUDENTIAL JENNISON EQUITY OPPORTUNITY   [PHONE]  (800) 225-1852
    FUND

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Risk/Return Summary
---------------------------------------------------------------------


EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


                                    [CHART]

Annual Returns* (Class A shares)

1997    1998    1999    2000     2001
-----   ----    -----   -----    -----
21.08%  8.25%   19.77%  32.33%   11.29%

BEST QUARTER: 16.51% (4th quarter of 2001)
WORST QUARTER: -13.66% (3rd quarter of 2001)



* These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too. The total return of the Class A shares from 1-1-02 to 9-30-02 was -26.69%.



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                                                                  3

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Risk/Return Summary
---------------------------------------------------------------------


 AVERAGE ANNUAL RETURNS/1/ (AS OF 12-31-01)



                                           1 YR  5 YRS        SINCE INCEPTION
Class A shares                            5.72% 17.04% 17.35% (since 11-7-96)
Class C shares                            8.38% 17.14% 17.42% (since 11-7-96)
Class Z shares                           11.53% 18.52% 18.84% (since 11-7-96)
CLASS B SHARES
Return Before Taxes                       5.48% 17.27% 17.55% (since 11-7-96)
Return After Taxes On Distributions/2/    3.97% 14.48% 14.82% (since 11-7-96)
Return After Taxes on Distributions and
 Sale of Fund Shares/2/                   3.62% 13.14% 13.43% (since 11-7-96)
Index (reflects no deduction for fees, expenses or taxes)
S&P 500 Index/3/                        -11.88% 10.70%                 N/A/3/
Lipper Average/4/                        10.34% 11.55%                 N/A/4/

1 The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


3 The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) -- an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. S&P 500 Index returns since the inception of each class are 11.47% for Class A, Class B and Class C shares and 11.47% for Class Z shares. Source: Lipper Inc.


4 The Lipper Average is based on the average return of all mutual funds in each share class for the one year and since-inception periods in the Lipper Multi-Cap Value Fund category and does not include the effect of any sales charges or taxes. Again, these returns would be lower if they included the effect of sales charges and taxes. Lipper returns since the inception of each class are 11.55% for Class A, Class B and Class C shares and 11.55% for Class Z shares. Source: Lipper Inc.



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Risk/Return Summary
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FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C and Z. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)


                                               CLASS A    CLASS B    CLASS C    CLASS Z
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)      5%       None         1%       None
Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase
 price or sale proceeds)                            1%/2/      5%/3/      1%/4/    None
Maximum sales charge (load) imposed on
 reinvested dividends and other distributions     None       None       None       None
Redemption fees                                   None       None       None       None
Exchange fee                                      None       None       None       None


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                         CLASS A   CLASS B CLASS C CLASS Z
Management fees                            .58%       .58%    .58%    .58%
+ Distribution and service (12b-1) fees    .30%/5/   1.00%   1.00%    None
+ Other expenses                           .26%       .26%    .26%    .26%
= TOTAL ANNUAL FUND OPERATING EXPENSES    1.14%      1.84%   1.84%    .84%
- Fee waiver                               .05%       None    None    None
= NET ANNUAL FUND OPERATING EXPENSES      1.09%/5/   1.84%   1.84%    .84%

1 Your broker may charge you a separate or additional fee for purchases and sales of shares.

2 Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge
  (CDSC) of 1% for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential).


3 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.


4 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.


5 For the fiscal year ending September 30, 2003, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.


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EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.
   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


               1 YR 3 YRS  5 YRS 10 YRS
Class A shares $606  $839 $1,092 $1,813
Class B shares $687  $879 $1,095 $1,889
Class C shares $385  $673 $1,086 $2,237
Class Z shares  $86  $268   $466 $1,037


You would pay the following expenses on the same investment if you did not sell your shares:


               1 YR 3 YRS  5 YRS 10 YRS
Class A shares $606  $839 $1,092 $1,813
Class B shares $187  $579   $995 $1,889
Class C shares $285  $673 $1,086 $2,237
Class Z shares  $86  $268   $466 $1,037



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INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is LONG-TERM GROWTH OF CAPITAL. This means we seek investments that we believe will appreciate in value over time. While we make every effort to achieve our objective, we can't guarantee success.

-------------------------        In pursuing our objective, we normally
OUR OPPORTUNISTIC STYLE          invest in common stocks of established
                                 companies whose growth prospects are,
WE GENERALLY INVEST IN           in our opinion, under-appreciated by
COMPANIES THAT HAVE WHAT WE      the market. These may include
BELIEVE ARE A SUPERIOR TRADE-OFF companies that are
BETWEEN GOOD EARNINGS GROWTH     currently experiencing relatively poor
PROSPECTS AND ATTRACTIVE         earnings results, but that we believe are
VALUATION LEVELS. THE            about to experience a positive change
FUND GENERALLY WILL HOLD         in fundamental outlook due to
APPROXIMATELY 60 TO 80 STOCKS    important changes in management
THAT WE BELIEVE ARE MOST         philosophy, new products, industry
ATTRACTIVE ON A 12 TO 18 MONTH   conditions, etc. Also, in identifying
HORIZON.                         attractive stocks relative to our strategy,
-------------------------        we look for companies that may be
delivering good current earnings growth, but the market has not yet appreciated that growth.

   Our strategy is to invest in companies that have the most attractive trade-off between good earnings growth prospects and low valuation characteristics. We want to be opportunistic in being able to identify stocks that best fit our criteria. Similarly, the portfolio may emphasize different market capitalization areas depending on market conditions. At any given time we will have a mix in the portfolio between small, medium or larger capitalization companies.
   Generally, we consider selling a security when, in the opinion of the investment adviser, it no longer has the risk/reward characteristics to make it an attractive holding given our opportunistic strategy.


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PORTFOLIO TURNOVER

As a result of the strategies described above, the Fund has historically had an annual portfolio turnover rate of over 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund's performance. It also can result in a greater amount of distribution as ordinary income rather than long-term capital gains.

   For more information, see ''Investment Risks'' and the Statement of Additional Information, ''Description of the Funds, Their Investments and Risks.'' The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

OTHER EQUITY-RELATED SECURITIES
In addition to the common stocks of companies whose growth prospects the investment adviser believes to be underappreciated by the market, the Fund may invest up to 20% of its investable assets in other equity-related securities.

   In addition to buying common stocks, we may invest in other equity-related securities. These include nonconvertible preferred stock, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures, including partnerships and joint ventures, securities of real estate investment trusts (REITs), American Depositary Receipts (ADRs) and similar securities. We also may buy convertible securities. These are securities -- like bonds, corporate notes and preferred stock -- that we can convert into the company's common stock or some other equity security.



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FOREIGN SECURITIES

We may invest in FOREIGN SECURITIES, including stocks and other equity-related securities and fixed-income securities of foreign issuers. We do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities. Up to 20% of the Fund's investable assets may be invested in foreign securities.


FIXED-INCOME SECURITIES

The Fund may invest up to 20% of its investable assets in fixed-income obligations, including corporate and noncorporate obligations such as U.S. government securities. We can invest up to 10% of net assets in debt obligations rated BB or lower by Standard & Poor's Ratings Group or Ba or lower by Moody's Investors Service, Inc. These lower-rated obligations--also known as "junk bonds"--have a higher risk of default and tend to be less liquid and more volatile than higher-rated obligations. We also may invest in obligations that are not rated, but that we believe are of comparable quality to these obligations.


U.S. GOVERNMENT SECURITIES
The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt.

MONEY MARKET INSTRUMENTS
The Fund may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 80% of the Fund's investable assets in common stocks. Money market instruments include the commercial paper of corporations; certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks; nonconvertible debt securities (corporate and government); short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and cash (foreign currencies or U.S. dollars).


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REPURCHASE AGREEMENTS
The Fund also may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in high-quality foreign or domestic MONEY MARKET INSTRUMENTS. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.

SHORT SALES

The Fund may make SHORT SALES of a security. This means that the Fund may sell a security that it does not own, which it may do if, for example, the investment adviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends and interest that accrue on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make SHORT SALES "AGAINST THE BOX". In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security. Up to 25% of the Fund's net assets may be subject to short sales.


DERIVATIVE STRATEGIES

We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, swaps, foreign



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currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match the Fund's actual portfolio holdings. Derivatives that involve leverage could magnify losses.



Options. The Fund may purchase and sell put and call options on equity securities, stock indexes and foreign currencies traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An OPTION is the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.


Futures Contracts and Related Options,

Foreign Currency Forward Contracts. The Fund may purchase and sell stock index futures contracts and related options on stock index futures. The Fund may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. The Fund also may purchase futures contracts on debt securities and aggregates of debt securities. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.



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   For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks--Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means that they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.



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INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. The investment types are listed in the order in which they normally will be used by the portfolio managers. For more information, see "Description of the Funds, Their Investments and Risks" in the SAI.



INVESTMENT TYPE
% OF FUND'S ASSETS           RISKS                                    POTENTIAL REWARDS
COMMON STOCK               . Individual stocks could                . Historically, stocks have
                             lose value                               outperformed other
At least 80%               . The equity markets could                 investments over the long
                             go down, resulting in a                  term
                             decline in value of the                . Generally, economic
                             Fund's investments                       growth means higher
                           . Companies that pay                       corporate profits, which
                             dividends may not do so if               lead to an increase in
                             they don't have profits or               stock prices, known as
                             adequate cash flow                       capital appreciation
                           . Changes in economic or                 . May be a source of
                             political conditions, both               dividend income
                             domestic and interna-
                             tional, may result in a
                             decline in value of the
                             Fund's investments
---------------------------------------------------------------------------------------------------
SHORT SALES                . May magnify underlying                 . May magnify underlying
                             investment losses                        investment gains
Up to 25% of net assets;   . Investment costs may
usually less than 10%        exceed potential
                             underlying investment
                             gains
                           . Short sales "against the
                             box" give up the
                             opportunity for capital
                             appreciation in the
                             security
---------------------------------------------------------------------------------------------------



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INVESTMENT TYPE (CONT'D)
% OF FUND'S ASSETS             RISKS                                 POTENTIAL REWARDS
FOREIGN SECURITIES           . Foreign markets,                    . Investors can participate in
                               economies and political               the growth of foreign
Up to 20%; usually less        systems, particularly those           markets through the
than 10%                       in developing countries,              Fund's investments in
                               may not be as stable as in            companies operating in
                               the U.S.                              those markets
                             . Currency risk -- changing           . May profit from changing
                               values of foreign                     values of foreign
                               currencies can cause                  currencies
                               losses                              . Opportunities for
                             . May be less liquid than               diversification
                               U.S. stocks and bonds
                             . Differences in foreign laws,
                               accounting standards,
                               public information, custody
                               and settlement practices
                               provide less reliable
                               information on foreign
                               investments and involve
                               more risk
                             . Investments in emerging
                               market securities are
                               subject to greater volatility
                               and price declines
---------------------------------------------------------------------------------------------------
DERIVATIVES                  . The value of derivatives            . The Fund could make
                               (such as futures, options             money and protect against
Percentage varies; usually     and foreign currency                  losses if the investment
less than 10%                  forward contracts) that are           analysis proves correct
                               used to hedge a portfolio           . Derivatives that involve
                               security is determined                leverage could generate
                               independently from that               substantial gains at low
                               security and could result in          cost
                               a loss to the Fund when             . One way to manage the
                               the price movement of the             Fund's risk/return balance
                               derivative does not                   is by locking in the value
                               correlate with a change in            of an investment ahead of
                               the value of the portfolio            time
                               security                            . Hedges that correlate well
                             . Derivatives used for risk             with an underlying
                               management may not                    position can reduce or
                               have the intended effects             eliminate investment
                               and may result in losses or           income or capital gains at
                               missed opportunities                  low cost
                             . The other party to a
                               derivatives contract could
                               default
                             . Derivatives can increase
                               share price volatility and
                               those that involve leverage
                               could magnify losses
                             . Certain types of derivatives
                               involve costs to the Fund
                               that can reduce returns
---------------------------------------------------------------------------------------------------



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INVESTMENT TYPE (CONT'D)
% OF FUND'S ASSETS           RISKS                                POTENTIAL REWARDS
FIXED-INCOME               . The Fund's holdings,               . Most bonds will rise in
OBLIGATIONS                  share price and total                value when interest rates
                             return may fluctuate in              fall
Up to 20%; usually less      response to bond market            . Regular interest income
than 5%                      movements                          . High-quality debt
                           . Credit risk--the risk that           obligations are generally
                             the default of an issuer             more secure than stocks
                             would leave the Fund with            since companies must pay
                             unpaid interest or                   their debts before they
                             principal. The lower a               pay dividends
                             bond's quality, the higher         . Bonds have generally
                             its potential volatility             outperformed money
                           . Market risk--the risk that           market instruments over
                             the market value of an               the long term, with less
                             investment may move                  risk than stocks
                             down, sometimes rapidly            . Investment-grade bonds
                             or unpredictably. Market             have a lower risk of
                             risk may affect an                   default than junk bonds
                             industry, a sector, or the         . Junk bonds offer higher
                             market as a whole                    yields and higher
                           . Interest rate risk--the risk         potential gains than
                             that the value of most               investment-grade bonds
                             bonds will fall when
                             interest rates rise. The
                             longer a bond's maturity
                             and the lower its credit
                             quality, the more its value
                             typically falls. It can lead
                             to price volatility,
                             particularly for junk bonds
                           . Junk bonds have a higher
                             risk of default, tend to be
                             less liquid, are more
                             volatile and may be more
                             difficult to value
-----------------------------------------------------------------------------------------------


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INVESTMENT TYPE (CONT'D)
% OF FUND'S ASSETS              RISKS                              POTENTIAL REWARDS
U.S. GOVERNMENT               . Limits potential for capital     . May preserve the Fund's
SECURITIES                      appreciation                       assets
                              . See market risk, credit risk     . Regular interest income
Up to 20%; usually less         and interest rate risk           . Generally more secure
than 5%                       . Some are not insured by            than lower-quality debt
                                the U.S. government, but           securities and equity
                                only by the issuing                securities
                                agency, which must rely          . Principal and interest may
                                on its own resources to            be guaranteed by the
                                repay the debt                     U.S. government
------------------------------------------------------------------------------------------------
MONEY MARKET                  . Limits potential for capital     . May preserve the Fund's
INSTRUMENTS                     appreciation                       assets
                              . Credit risk--the risk that
Up to 100% on a temporary       the default of an issuer
basis; usually less than 5%     would leave a Fund with
                                unpaid interest or
                                principal
                              . Market risk--the risk that
                                the market value of an
                                investment may move up
                                or down. Market risk may
                                affect an industry, a
                                sector or the market as a
                                whole.
------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES           . May be difficult to value        . May offer a more
                                precisely                          attractive yield or
Up to 15% of net assets;      . May be difficult to sell at        potential for growth than
usually less than 5%            the time or price desired          more widely traded
                                                                   securities
------------------------------------------------------------------------------------------------



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How the Fund is Managed
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BOARD OF DIRECTORS

The Company's Board of Directors (the Board) versees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


   Under a management agreement with the Company, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended September 30, 2002, the Fund paid PI management fees of .58% of the Fund's average net assets.


   PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $93 billion.


   Subject to the supervision of the Board of the Company, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.


   PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.



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INVESTMENT ADVISER

JENNISON ASSOCIATES LLC (Jennison) is the Fund's investment adviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of September 30, 2002, Jennison had approximately $46 billion in assets under management. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.


PORTFOLIO MANAGERS



   MARK G. DEFRANCO, Senior Vice President of Jennison, has served as a portfolio manager of the Fund since May 2000. He has been in the investment business since 1987. Prior to joining Jennison in December 1998, Mr. DeFranco served as an analyst and portfolio manager with Pomboy Capital, as an analyst at Comstock Partners and as a member of the equity research sales division of Salomon Brothers. He earned his B.A. from Bates College and his M.B.A. from Columbia University Graduate School of Business.


   BRIAN M. GILLOTT, Senior Vice President of Jennison, has served as a portfolio manager of the Fund since May 2000. Prior to joining Jennison in September 1998, he served as an analyst with Soros Fund Management and as an analyst at Goldman Sachs & Co. Mr. Gillott earned his B.S. with honors from Penn State University.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Company. The Company has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act of 1940, as amended, applicable to the Fund's shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



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Fund Distributions and Tax Issues
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Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.
   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again, unless you hold your shares in a qualified or tax-deferred plan or account.
   The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to share-holders--typically twice a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.

   The Fund also distributes any realized net CAPITAL GAINS to shareholders--typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security --if a security is held more than one year before it is sold, LONG-TERM capital gains generally are taxed at rates of up to 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 38.6%. Different rates apply to corporate shareholders.


   For your convenience, Fund distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your



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account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

   Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends paid by the Fund.


WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 30%, but declining to 28% by 2006) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that


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distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL --------------------------------------------- GAIN, which is subject to tax
                   +$   CAPITAL GAIN          unless you hold shares in a
                        (taxes owed)          qualified or tax-deferred
$ RECEIPTS                                    plan or account. The
  FROM SALE             OR                    amount of tax you pay
                                              depends on how long you
                   -$   CAPITAL LOSS          owned your shares and
                        (offset against gain) when you bought them. If you sell
--------------------------------------------- shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.
   If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your


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shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.
   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.



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HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

   You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the initial sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. The Class A CDSC is waived for all Class A shareholders other than those who purchased their shares, in an amount of $1 million or more, from certain broker-dealers not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

   When choosing a share class, you should consider the following:

  .  The amount of your investment,



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  . The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges,


  . The different sales charges that apply to each share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC,

  .  Whether you qualify for any reduction or waiver of sales charges

  . The fact that, if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances,


  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase, and

  .  Whether you qualify to purchase Class Z shares.
   See "How to Sell Your Shares" for a description of the impact of CDSCs.



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Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                            CLASS A          CLASS B         CLASS C           CLASS Z
Minimum purchase            $1,000           $1,000          $2,500            None
 amount/1/
Minimum amount for          $100             $100            $100              None
 subsequent purchases/1/
Maximum initial             5% of the public None            1% of the public  None
 sales charge               offering price                   offering price/2/
Contingent Deferred         1%/4/            If sold during: 1% on sales       None
 Sales Charge                                Year 1    5%    made within
 (CDSC)/3/                                   Year 2    4%    18 months of
                                             Year 3    3%    purchase/3/
                                             Year 4    2%
                                             Years 5/6  1%
                                             Year 7    0%
Annual distribution and     .30 of 1%        1%              1%                None
 service (12b-1) fees shown (.25 of 1%
 as a percentage of         currently)
 average net assets/5/

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services--Automatic Investment Plan."
2 1.01% of the net amount invested.
3 For more information about the CDSC and how it is calculated, see "How to Sell
  Your Shares --Contingent Deferred Sales Charge (CDSC)." Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year.

4 Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


5 These distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares. For the fiscal year ending September 30, 2003, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.



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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                      SALES CHARGE AS %  SALES CHARGE AS %      DEALER
AMOUNT OF PURCHASE    OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
Less than $25,000                 5.00%              5.26%       4.75%
$25,000 to $49,999                4.50%              4.71%       4.25%
$50,000 to $99,999                4.00%              4.17%       3.75%
$100,000 to $249,999              3.25%              3.36%       3.00%
$250,000 to $499,999              2.50%              2.56%       2.40%
$500,000 to $999,999              2.00%              2.04%       1.90%
$1 million and above*              None               None        None

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.




   To satisfy the purchase amounts above, you can:

  .  Invest with an eligible group of investors who are related to you,


  .  Buy Class A shares of two or more Prudential mutual funds at the same time,


  . Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of Prudential mutual fund shares you already own, (2) the value of money market shares you have received for shares of those series in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation), or

  . Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

   The Distributor may reallow Class A's sales charge to dealers.


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Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or
  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the investment advisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.


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Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. Such purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:
  .  Purchase your shares through an account at Prudential Securities,

  . Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation, or

  .  Purchase your shares through another broker.

   This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.


Other. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.


QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or


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  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:
  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,
  . Current and former Directors/Trustees of the Prudential mutual funds (including the Company), and
  .  Prudential, with an investment of $10 million or more.


   In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments from its own resources to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.


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   Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

   When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.

-------------------------        For example, if the value of the
MUTUAL FUND SHARES               investments held by Fund XYZ (minus
THE NAV OF MUTUAL FUND SHARES    its liabilities) is $1,000 and there are
CHANGES EVERY DAY BECAUSE THE    100 shares of Fund XYZ owned by
VALUE OF A FUND'S PORTFOLIO      shareholders, the price of one share of
CHANGES CONSTANTLY. FOR          the fund--or the NAV--is $10 ($1,000
EXAMPLE, IF FUND XYZ HOLDS       divided by 100).
ACME CORP. STOCK IN ITS             The Fund's portfolio securities are
PORTFOLIO AND THE PRICE OF ACME  valued based upon market quotations
STOCK GOES UP WHILE THE VALUE OF or, if not readily available, at fair value
THE FUND'S OTHER HOLDINGS        as determined in good faith under
REMAINS THE SAME AND EXPENSES    procedures established by the
DON'T CHANGE, THE NAV OF FUND    Company's Board. The Fund also
XYZ WILL INCREASE.               may use fair value pricing if it
-------------------------        determines that the market quotation is
                                 not reliable based, among other things,
on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the


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Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market. The Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed; in these instances, the NAV you receive may differ from the published NAV price.


   We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign markets are open, even though the value of the Fund's foreign securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

   Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of mutual funds daily.

What Price Will You Pay for Shares of the Fund?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

   Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before



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4:00 p.m., you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses.

For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.


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Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.



Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.


HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" in the next section.


   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell


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order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

   If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


  . Amounts representing shares you purchased with reinvested dividends and distributions,


  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares and 18 months



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     for Class C shares (one year for Class C shares purchased before November 2, 1998), and


  . Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares).


   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

   As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998). As previously noted, in certain cases, Class A shares are subject to a CDSC of 1% that is applied to Class A shares sold within 12 months of purchase. The Class A CDSC is waived for all such Class A investors other than those who purchased their shares from certain broker-dealers that are not affiliated with Prudential. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
  . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability


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  . To provide for certain distributions--made without IRS penalty-- from a tax-deferred retirement plan, IRA or Section 403(b) custodial account
  .  On certain sales effected through a Systematic Withdrawal Plan.

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the


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appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.
   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

   There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of


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your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

   If you own Class B or Class C shares and qualify to purchase Class A shares of any Prudential mutual fund without paying an initial sales charge, we will exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares unless you elect otherwise. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. You must notify the Transfer Agent that you are eligible for this special exchange privilege. Please note that this special exchange privilege will be discontinued effective June 16, 2003. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.


FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the


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Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.


   The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

   In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
   The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular



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trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.



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Financial Highlights
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The financial highlights below are intended to help you evaluate the Fund's financial performance since its inception. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


   A copy of the Fund's annual report along with the Fund's audited financial statements and report of independent accountants is available, upon request, at no charge, as described on the back cover of this prospectus.


CLASS A SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


CLASS A SHARES (FISCAL YEARS ENDED 9-30)
PER SHARE OPERATING
PERFORMANCE                                 2002     2001    2000    1999    1998
NET ASSET VALUE, BEGINNING OF YEAR        $14.03   $14.82  $12.76  $10.98  $12.89
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                     .02/b/   .07/b/     .04     .07     .15
Net realized and unrealized gain (loss)
 on investment transactions               (1.92)      .96    3.38    2.68  (1.32)
TOTAL FROM INVESTMENT OPERATIONS          (1.90)     1.03    3.42    2.75  (1.17)
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income          --    (.05)      --   (.06)   (.12)
Distributions from net realized gains      (.65)   (1.77)  (1.36)   (.91)   (.62)
TOTAL DISTRIBUTIONS                        (.65)   (1.82)  (1.36)   (.97)   (.74)
NET ASSET VALUE, END OF YEAR              $11.48   $14.03  $14.82  $12.76  $10.98
TOTAL RETURN /a/                        (14.59)%    7.61%  29.23%  26.00% (9.40)%
RATIOS/SUPPLEMENTAL DATA                    2002     2001    2000    1999    1998
NET ASSETS, END OF YEAR (000)           $205,215 $169,393 $66,117 $37,158 $31,339
Average net assets (000)                $227,305 $123,058 $43,741 $35,815 $35,145
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                      1.09%    1.13%   1.19%   1.30%   1.31%
Expenses, excluding distribution and
 service (12b-1) fees                       .84%     .88%    .94%   1.05%   1.06%
Net investment income                       .11%     .44%    .64%    .54%   1.20%
CLASS A, B, C AND Z SHARES:
Portfolio turnover rate                      94%     144%    145%    111%     99%
---------------------------------------------------------------------------------




a Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.




b Calculated based upon average shares outstanding during the period.



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CLASS B SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


CLASS B SHARES (FISCAL YEARS ENDED 9-30)
PER SHARE OPERATING
PERFORMANCE                               2002     2001     2000    1999     1998
NET ASSET VALUE, BEGINNING OF YEAR      $13.74   $14.61   $12.68  $10.96   $12.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)          (.09)/b/ (.04)/b/    (.02)   (.03)      .06
Net realized and unrealized gain
 (loss) on investment transactions      (1.85)      .94     3.31    2.67   (1.31)
TOTAL FROM INVESTMENT OPERATIONS        (1.94)      .90     3.29    2.64   (1.25)
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                     --       --       --   (.01)    (.03)
Distributions from net realized gains    (.65)   (1.77)   (1.36)   (.91)    (.62)
TOTAL DISTRIBUTIONS                      (.65)   (1.77)   (1.36)   (.92)    (.65)
NET ASSET VALUE, END OF YEAR            $11.15   $13.74   $14.61  $12.68   $10.96
TOTAL RETURN/a/                       (15.21)%    6.76%   28.31%  24.98% (10.01)%
RATIOS/SUPPLEMENTAL DATA                  2002     2001     2000    1999     1998
NET ASSETS, END OF YEAR (000)         $220,609 $212,264 $108,440 $92,032  $84,751
Average net assets (000)              $272,070 $165,575  $96,325 $94,904  $93,465
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                    1.84%    1.88%    1.94%   2.05%    2.06%
Expenses, excluding distribution and
 service (12b-1) fees                     .84%     .88%     .94%   1.05%    1.06%
Net investment income (loss)            (.63)%   (.29)%   (.12)%  (.20)%     .46%
---------------------------------------------------------------------------------




a Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.




b Calculated based upon average shares outstanding during the period.



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Financial Highlights
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CLASS C SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


CLASS C SHARES (FISCAL YEARS ENDED 9-30)
PER SHARE OPERATING
PERFORMANCE                               2002     2001    2000   1999     1998
NET ASSET VALUE, BEGINNING OF YEAR      $13.74   $14.61  $12.68 $10.96   $12.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)          (.09)/b/ (.05)/b/   (.01)  (.02)      .06
Net realized and unrealized gain
 (loss) on investment transactions      (1.85)      .95    3.30   2.66   (1.31)
TOTAL FROM INVESTMENT OPERATIONS        (1.94)      .90    3.29   2.64   (1.25)
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                     --       --      --  (.01)    (.03)
Distributions from net realized gains    (.65)   (1.77)  (1.36)  (.91)    (.62)
TOTAL DISTRIBUTIONS                      (.65)   (1.77)  (1.36)  (.92)    (.65)
NET ASSET VALUE, END OF YEAR            $11.15   $13.74  $14.61 $12.68   $10.96
TOTAL RETURN/a/                       (15.21)%    6.76%  28.31% 24.98% (10.01)%
RATIOS/SUPPLEMENTAL DATA                  2002     2001    2000   1999     1998
NET ASSETS, END OF YEAR (000)          $65,417  $58,424 $13,457 $7,636   $7,124
Average net assets (000)               $78,162  $32,629  $9,977 $7,702   $7,734
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
 service (12b-1) fees                    1.84%    1.88%   1.94%  2.05%    2.06%
Expenses, excluding distribution and
 service (12b-1) fees                     .84%     .88%    .94%  1.05%    1.06%
Net investment income (loss)            (.63)%   (.36)%  (.10)% (.19)%     .46%
-------------------------------------------------------------------------------




a Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.




b Calculated based upon average shares outstanding during the period.



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Financial Highlights
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CLASS Z SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


CLASS Z SHARES (FISCAL YEARS ENDED 9-30)
PER SHARE OPERATING
PERFORMANCE                            2002     2001    2000   1999    1998
NET ASSET VALUE, BEGINNING OF YEAR   $14.12   $14.92  $12.80 $11.00  $12.93
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                .05/b/   .10/b/     .04    .09     .17
Net realized and unrealized gain
 (loss) on investment
 transactions                        (1.93)      .97    3.44   2.69  (1.33)
TOTAL FROM INVESTMENT
 OPERATIONS                          (1.88)     1.07    3.48   2.78  (1.16)
---------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  --    (.10)      --  (.07)   (.15)
Distributions from net realized
 gains                                (.65)   (1.77)  (1.36)  (.91)   (.62)
TOTAL DISTRIBUTIONS                   (.65)   (1.87)  (1.36)  (.98)   (.77)
NET ASSET VALUE, END OF YEAR         $11.59   $14.12  $14.92 $12.80  $11.00
TOTAL RETURN/a/                    (14.34)%    7.85%  29.64% 26.31% (9.31)%
RATIOS/SUPPLEMENTAL DATA               2002     2001    2000   1999    1998
NET ASSETS, END OF YEAR (000)      $208,615 $137,620 $17,092 $4,263  $1,836
Average net assets (000)           $228,798  $87,301  $8,446 $3,088  $1,374
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution
 and service (12b-1) fees              .84%     .88%    .94%  1.05%   1.06%
Expenses, excluding distribution
 and service (12b-1) fees              .84%     .88%    .94%  1.05%   1.06%
Net investment income                  .37%     .66%    .96%   .76%   1.54%
---------------------------------------------------------------------------




a Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.




b Calculated based upon average shares outstanding during the period.



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The Prudential Mutual Fund Family
---------------------------------------------------------------------



Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
--------------------------------------------------------------------------------
STOCK FUNDS

LARGE CAPITALIZATION STOCK FUNDS

Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
  Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund

SMALL-TO-MID-CAPITALIZATION STOCK FUNDS

Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

SECTOR STOCK FUNDS
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

GLOBAL/INTERNATIONAL STOCK FUNDS
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund

BALANCED/ALLOCATION FUND
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund

BOND FUNDS
TAXABLE BOND FUNDS
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
MUNICIPAL BOND FUNDS
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  New Jersey Series
  New York Series
  Pennsylvania Series
Prudential National Municipals Fund Inc.



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46  PRUDENTIAL JENNISON EQUITY OPPORTUNITY   [PHONE]  (800) 225-1852
    FUND

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---------------------------------------------------------------------






GLOBAL/INTERNATIONAL BOND FUND


Prudential Global Total Return Fund, Inc.



MONEY MARKET FUNDS


TAXABLE MONEY MARKET FUNDS


Cash Accumulation Trust


  Liquid Assets Fund


  National Money Market Fund


Prudential Government Securities Trust


  Money Market Series


  U.S. Treasury Money Market Series


Prudential Institutional Liquidity Portfolio, Inc.


  Institutional Money Market Series


Prudential MoneyMart Assets, Inc.


MUNICIPAL MONEY MARKET FUNDS


Prudential California Municipal Fund


  California Money Market Series


Prudential Municipal Series Fund


  New Jersey Money Market Series


  New York Money Market Series


TAX-FREE MONEY MARKET FUNDS


COMMAND Tax-Free Fund


Prudential Tax-Free Money Fund, Inc.


OTHER MONEY MARKET FUNDS


COMMAND Government Fund


COMMAND Money Fund


Special Money Market Fund, Inc.*


  Money Market Series




STRATEGIC PARTNERS MUTUAL FUNDS**

--------------------------------------------------------------------------------

Strategic Partners Asset Allocation Funds


  Strategic Partners Conservative Growth Fund


  Strategic Partners Moderate Growth Fund


  Strategic Partners High Growth Fund


Strategic Partners Style Specific Funds


  Strategic Partners Large Capitalization Growth Fund


  Strategic Partners Large Capitalization Value Fund


  Strategic Partners Small Capitalization Growth Fund


  Strategic Partners Small Capitalization Value Fund


  Strategic Partners International Equity Fund


  Strategic Partners Total Return Bond Fund


Strategic Partners Opportunity Funds


  Strategic Partners Focused Growth Fund


  Strategic Partners New Era Growth Fund


  Strategic Partners Focused Value Fund


  Strategic Partners Mid-Cap Value Fund


Special Money Market Fund, Inc.*


  Money Market Series






 *This fund is not a direct purchase money fund and is only an exchangeable money fund.


**Not exchangeable with the Prudential mutual funds.



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                                                                  47

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                                     Notes





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                                     Notes




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                                     Notes



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                                     Notes


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                                     Notes



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                                     Notes


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                                                                  53

      FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098

PHILADELPHIA, PA 19101

(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management Services LLC
P.O. Box 8310

Philadelphia, PA 19101

(800) 778-8769

Visit Prudential's website at:
WWW.PRUDENTIAL.COM

Additional information about the Fund can be obtained without charge and can be found in the following documents:
STATEMENT OF ADDITIONAL INFORMATION (SAI)
(incorporated by reference into this prospectus)
ANNUAL REPORT
(contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year) SEMI-ANNUAL REPORT

Fund Symbols Nasdaq    CUSIP
             ------    -----
Class A      PJIAX  74437E-50-3
Class B      PJIBX  74437E-60-2
Class C      PJGCX  74437E-70-1
Class Z      PJGZX  74437E-80-0

MF172A

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov
(The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in
Washington, DC
(For hours of operation, call
1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

Investment Company Act File No. 811-07343

                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

                       Statement of Additional Information
                             dated November 27, 2002



     The Prudential Investment Portfolios, Inc. (the Company) is an open-end, diversified, management investment company consisting of three series:
Prudential Active Balanced Fund (Active Balanced Fund), Prudential Jennison Growth Fund (Growth Fund) and Prudential Jennison Equity Opportunity Fund (Equity Opportunity Fund) (each a Fund and, collectively, the Funds). A fourth series, Prudential Jennison Value Fund, has been authorized.


     The investment objective of Active Balanced Fund is to seek income and long-term growth of capital by investing in a portfolio of equity-related, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation.

     The investment objective of Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization.

     The investment objective of Equity Opportunity Fund is long-term growth of capital. The Equity Opportunity Fund seeks to achieve this objective by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.

     Each Fund also may engage in various derivative transactions, such as using options on stocks, stock indexes and foreign currencies, entering into foreign currency exchange contracts and the purchase and sale of futures contracts on stock indexes and options thereon to hedge its portfolio and to attempt to enhance return.

     There can be no assurance that the Funds' investment objectives will be achieved. See "Description of the Funds, Their Investments and Risks."

     The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with Active Balanced Fund's Prospectus, Growth Fund's Prospectus and Equity Opportunity Fund's Prospectus, each dated
November 27, 2002, copies of which may be obtained, at no charge, from the Company upon request at the address or telephone number noted above. The Funds' audited financial statements for the fiscal year ended September 30, 2001 are incorporated in this SAI by reference to the Funds' 2002 annual reports to shareholders (File No. 811-07343). You may obtain a copy of a Fund's annual report at no charge by request to the Company at the address or telephone number noted above.

                                TABLE OF CONTENTS

                                                                             Page
                                                                             ----
Company History ..........................................................   B-1
Description of the Funds, Their Investments and Risks ....................   B-1
Investment Restrictions ..................................................   B-21
Management of the Company ................................................   B-27
Control Persons and Principal Holders of Securities ......................   B-35
Investment Advisory and Other Services ...................................   B-40
Brokerage Allocation and Other Practices .................................   B-45
Capital Shares, Other Securities and Organization ........................   B-49
Purchase, Redemption and Pricing of Fund Shares ..........................   B-50
Shareholder Investment Account ...........................................   B-64
Net Asset Value ..........................................................   B-68
Taxes, Dividends and Distributions .......................................   B-70
Performance Information ..................................................   B-73
Financial Statements .....................................................   B-77
Description of Security Ratings ..........................................   A-1
Appendix I--General Investment Information ...............................   I-1
Appendix II--Historical Performance Data .................................   II-1

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MF172B

                                 COMPANY HISTORY

     The Company changed its name from Prudential Jennison Fund, Inc. to Prudential Jennison Series Fund, Inc., effective on September 10, 1996, in connection with the offering of a second series, Prudential Jennison Growth & Income Fund (Growth & Income Fund). The existing series of the Company was redesignated Prudential Jennison Growth Fund (Growth Fund). On August 27, 1997, the Company added a third series, Prudential Jennison Active Balanced Fund. Prudential Jennison Active Balanced Fund did not commence operations until January 23, 1998, when it acquired the assets of Prudential Active Balanced Fund, a series of Prudential Index Series Fund (formerly Prudential Dryden
Fund). On May 29, 1998, the Company changed its name to The Prudential Investment Portfolios, Inc., in connection with the replacement of Prudential Jennison Active Balanced Fund's investment adviser and Prudential Jennison Active Balanced Fund's name was changed to Prudential Active Balanced Fund (Active Balanced Fund). On May 30, 2000, the Growth & Income Fund changed its name to the Prudential Jennison Equity Opportunity Fund (Equity Opportunity
Fund). Each series of the Company is referred to herein as a "Fund." A fourth series, Prudential Jennison Value Fund, has been authorized.


              DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

     Classification. The Company is an open-end, diversified, management investment company consisting of three series. Each series operates as a separate fund with its own investment objectives and policies.

     Investment Strategies, Policies and Risks. The investment objective of the Active Balanced Fund is to seek income and long-term growth of capital by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. The investment objective of the Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity securities (common stock, nonconvertible preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity securities of companies that exceed $1 billion in market capitalization at the time of investment. The investment objective of the Equity Opportunity Fund is long-term growth of capital. The Equity Opportunity Fund seeks to achieve its objectives by investing at least 80% of its investable assets in common stocks of established companies with growth prospects believed to be under-appreciated by the market. While the principal investment policies and strategies for seeking to achieve a Fund's objective are described in its Prospectus, a Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in trying to achieve its objective. A Fund may not succeed in achieving its objective and you could lose money.


     The term "investment adviser" refers, in the case of Growth Fund and Equity Opportunity Fund, to Jennison Associates LLC (Jennison), and in the case of Active Balanced Fund, to Prudential Investment Management, Inc. (PIM). See "Management of the Company" below.

Equity-Related Securities

     Each Fund may invest in equity-related securities. Equity-related securities include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures, other forms of non-corporate investments, American Depositary Receipts (ADRs) and American Depositary Shares (ADSs), and warrants and rights exercisable for equity securities.

     ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs or ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs and ADSs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (2) issuers whose securities are represented by ADRs or ADSs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.

     A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a certain quantity of the common stock or other equity securities of the same or a different issuer. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Each Fund may invest in these types of convertible securities.

     The Growth Fund may invest in convertible securities which are rated investment grade or in unrated securities of comparable quality. The Equity Opportunity Fund may invest in convertible securities which are rated below investment grade or in unrated securities of comparable quality. The Active Balanced Fund may invest in convertible securities which are rated below investment grade or in unrated securities of comparable quality.

U.S. Government Securities

     U.S. Treasury Securities. Each Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Each Fund may invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government except that the Equity Opportunity Fund does not intend to invest in mortgage-related securities. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which a Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

     Obligations issued or guaranteed as to principal and interest by the U.S. government may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

Mortgage-Related Securities

     The Active Balanced Fund and the Growth Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages, issued by the U.S. government or an issuing agency or instrumentality which guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of a Fund's shares. The Active Balanced Fund also may invest in mortgage-backed securities issued by private entities. Mortgage-backed securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. A Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

     The Active Balanced Fund and the Growth Fund may invest in both adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and fixed-rate mortgage securities
(FRMs), which are collateralized by fixed-rate mortgages.

     Private mortgage-backed securities in which the Active Balanced Fund may invest represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies.

     The Active Balanced Fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously was customary. As new types of mortgage-backed securities are developed and offered to investors, the Active Balanced Fund, consistent with its investment objective and policies, will consider making investments in those new types of securities.

     The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

     Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

     Government stripped mortgage-related interest only (IOs) and principal only
(POs) securities in which the Growth Fund and Active Balanced Fund may invest are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Fund will be able to effect a trade of IOs or POs at a time when it wishes to do so. A Fund will acquire IOs and POs only if, in the opinion of the Fund's investment adviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. Each Fund will treat IOs and POs that are not U.S. government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 15% of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. government, the investment adviser, subject to the supervision of the Board of Directors, may determine that such securities are liquid, if it determines the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

     Investment in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in the Fund not fully recovering its initial investment in an IO.

     Collateralized Mortgage Obligations

     The Growth Fund and the Active Balanced Fund also may invest in, among other things, parallel pay Collateralized Mortgage Obligations (CMOs), and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

     In reliance on Securities and Exchange Commission (SEC or Commission) rules and orders, a Fund's investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the limitations of the Investment Company Act of 1940, as amended (1940 Act) on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (iv) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

Asset-Backed Securities

     The Active Balanced Fund may invest in asset-backed securities that represent either fractional interests or participations in pools of leases, retail installment loans or revolving credit receivables held by a trust or limited purpose finance subsidiary. Such asset-backed securities may be secured by the underlying assets (such as certificates for automobile receivables) or may be unsecured (such as credit card receivable securities). Depending on the structure of the asset-backed security, monthly or quarterly payments of principal and interest or interest only are passed through or paid through to certificate holders. Asset-backed securities may be guaranteed up to certain amounts by guarantees, insurance or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool.

     Underlying automobile sales contracts and credit card receivables are, of course, subject to prepayment (although to a lesser degree than mortgage pass-through securities), which may shorten the securities' weighted average life and reduce their overall return to certificate holders. On the other hand, asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities often do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold.

     Unlike traditional fixed-income securities, interest and principal payments on asset-backed securities are made more frequently, usually monthly, and principal may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity. Certificate holders may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Fund may invest in other asset-backed securities that may be developed in the future.


     Types of Credit Enhancement. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and
(ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Custodial Receipts

     The Active Balanced Fund may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities.

     There are a number of risks associated with investments in custodial receipts. Although typically under the terms of a custodial receipt, the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Liquidity Puts

     The Active Balanced Fund may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."

     Consistent with its investment objective, the Active Balanced Fund may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the investment adviser for the Fund revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, the Fund's investment adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund.

     These instruments are not deemed to be "put options" for purposes of the Active Balanced Fund's investment restriction.

Lower-Rated and Unrated Debt Securities

     The Active Balanced Fund and the Equity Opportunity Fund may invest, to a limited extent, in lower-rated and unrated debt securities. Non-investment grade fixed-income securities are rated lower than Baa (or the equivalent rating or, if not rated, determined by the investment adviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities. The Active Balanced Fund is not authorized to invest in excess of 20% of the Fund's total assets in non-investment grade fixed-income securities. The Equity Opportunity Fund may not invest more than 10% of its net assets in non-investment grade fixed-income securities.

     Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (that is, high yield or high risk) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. An investment adviser considers both credit risk and market risk in making investment decisions for a Fund.

     Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

     Lower-rated fixed-income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of fixed-income securities moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a fund consisting of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.

Foreign Securities

     Each Fund is permitted to invest in foreign corporate and government securities. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country).

     A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm.

     Risk Factors and Special Considerations of Investing in Foreign Securities

     Foreign securities involve certain risks, which should be considered carefully by an investor in any Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possible imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment.

     Additional costs could be incurred in connection with the Funds' international investment activities. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

     If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' securities denominated in that currency. Such changes also will affect the Funds' income and distributions to shareholders. In addition, although a Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. A Fund may, but need not, enter into foreign currency forward contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.


     Special Risks of Emerging Markets and Developing Countries

     Shareholders should be aware that investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.

     Risk Factors and Special Considerations of Investing in Euro-Denominated Securities


     On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro coexisted with each member state's national currency. Since July 1, 2002, the euro has been the sole legal tender of the member states.


     The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of a Fund's investment adviser. To the extent a Fund holds non-U.S. dollar-denominated securities, including those denominated in euros, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

     The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact a Fund's investments.

Risk Management and Return Enhancement Strategies



     Each Fund also may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. A Fund, and thus its investors, may lose money if the Fund is unsuccessful in its use of these strategies. These strategies currently include the use of options, foreign currency forward contracts and futures contracts, and options thereon. The Active Balanced Fund also may purchase and sell currency spot contracts. A Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. The investment advisers do not intend to buy all of these instruments or use all of these strategies to the full extent permitted unless it is believed that doing so will help a Fund achieve its objectives. New financial products and risk management techniques continue to be developed and a Fund may use these new investments and techniques to the extent consistent with its investment objectives and policies.


     Options on Securities

     Each Fund may purchase and write (that is, sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. A Fund will generally write put options when its investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

     A call option written by a Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written. A Fund may also write a call option or write a put option if it maintains cash or other liquid assets with a value equal to the exercise price in a segregated account with its Custodian. A Fund may also write a put option if it holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

     A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part if the Fund holds the underlying security by appreciation of the underlying security owned by the Fund.

     A Fund may also purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indexes, as described below.

     Options on Securities Indexes

     In addition to options on securities, each Fund may also purchase and sell put and call options on securities indexes traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indexes are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

     The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless a Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indexes would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Risks of Transactions in Options

     An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Each Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

     Risks of Options on Indexes

     A Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

     The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

     Special Risks of Writing Calls on Indexes

     Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Fund will write call options on indexes only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes and Foreign Currencies and Futures Contracts and Related Options."

     Price movements in a Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when a Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank in amounts not exceeding 33 1/3% of the Fund's total assets pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Fund would be able to deliver the underlying securities in settlement, a Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

     If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     Risks Related to Foreign Currency Forward Contracts

     Each Fund may enter into foreign currency forward contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If a Fund enters into a hedging transaction as described above, the transaction will be "covered" by the position being hedged, or the Fund's Custodian will segregate cash or other liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts (less the value of the covering positions, if any). The assets segregated will be marked-to-market daily, and if the value of the assets segregated declines, additional cash or other liquid assets will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitments with respect to such contracts.

     A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     Each Fund's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

     Although a Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Foreign Currency Strategies--Special Considerations

     The Active Balanced Fund may use options on foreign currencies, futures on foreign currencies, options on futures contracts on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     The Fund might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Fund's investment adviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

     Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might by required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Futures Contracts

     As a purchaser of a futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, a Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Equity Opportunity Fund may purchase futures contracts on debt securities, including U.S. government securities, aggregates of debt securities, stock indexes and foreign currencies. The Growth Fund may purchase futures contracts on stock indexes and foreign currencies. The Active Balanced Fund may purchase futures contracts on equity and debt securities, foreign currencies, stock indexes and interest rate indexes and options thereon.

     A Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund's portfolio securities may fall, a Fund may sell a futures contract. If declining interest rates are anticipated, a Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

     Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

     When a Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or other liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to a Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and a Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash or other liquid assets, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

     Risks of Transactions in Futures Contracts

     There are several risks in connection with the use of futures contracts as a hedging device. In the case of futures contracts on securities indexes, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction.

     Although a Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. Currently, index futures contracts are available on various U.S. and foreign securities indexes.

     Successful use of futures contracts by a Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting the securities market generally. If a Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it is disadvantageous to do so.

     The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

     Options on Futures Contracts

     An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. With respect to stock indexes, options are traded on futures contracts for various U.S. and foreign stock indexes, including the S&P 500 Stock Index and the NYSE Composite Index.

     The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

     Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes and Foreign Currencies and Futures Contracts and Related Options

     Each Fund may write put and call options on stocks only if they are covered as described above, and such options must remain covered so long as the Fund is obligated as a writer. A Fund will write put options on stock indexes and foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts. A Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the market value of such Fund's total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options for bona fide hedging purposes, within the meaning of regulations of the Commodity Futures Trading Commission. Neither Growth Fund nor Equity Opportunity Fund intends to purchase options on equity securities or securities indexes if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

     Except as described below, a Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate on its records or with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.



     If a Fund has written an option on an industry or market segment index, it will segregate on its records or with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, and that, in the judgment of the investment adviser, substantially replicate the movement of the index with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on Nasdaq against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with its Custodian, it will not be subject to the requirements described in this paragraph.

     Position Limits. Transactions by a Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which a Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

     Risks of Risk Management and Return Enhancement Strategies

     Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Funds would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate liquid assets in connection with hedging transactions. See "Taxes, Dividends and Distributions."

     The Funds will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Funds will generally purchase OTC options only if management believes that the other party to the options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close out an option or futures transaction. The inability to close out options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.


Short Sales

     The Growth Fund, the Equity Opportunity Fund and the Active Balanced Fund, each, may sell a security it does not own (i.e., make short sales) in anticipation of a decline in the market value of that security. Generally, to complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sales will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (1) segregate on its records or with its Custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position. Up to 25% of the net assets of the Growth Fund and the Equity Opportunity Fund, and up to 5% of the total assets of the Active Balanced Fund may be subject to short sales.

     The Fund will incur a loss as a result of the short sale if the price of the security borrowed increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security borrowed declines in price between those dates. The result is the opposite of what would occur from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sales.

     Each Fund may also allocate up to 25% of its net assets to engaging in short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration, must be segregated on the Fund's records or with its Custodian.




Repurchase Agreements

     Each Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date usually is within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

     A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. In the event of a default or bankruptcy by a seller, a Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

     Each Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments LLC pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Forward Rolls, Dollar Rolls and Reverse Repurchase Agreements

     The Active Balanced Fund may commit up to 33 1/3% of the value of its total assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. A forward roll is a transaction in which the Fund sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls." In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the roll period, the Fund forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

     Reverse repurchase agreements involve sales by the Fund of portfolio securities to a financial institution concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

     Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the Fund with the proceeds of the initial sale may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligations to repurchase the securities. The staff of the Commission has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings. The Company expects that under normal conditions most of the borrowings of a Fund will consist of such investment techniques rather than bank borrowings.

     The Active Balanced Fund may enter into reverse repurchase agreements with banks and securities dealers which meet the creditworthiness standards established by the investment adviser. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Active Balanced Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase.

Lending of Securities

     Consistent with applicable regulatory requirements, a Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or other liquid assets or an irrevocable letter of credit in favor of the Fund equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

     A loan may be terminated by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

     Since voting or consent rights that accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan. A Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Swap Agreements

     The Funds may enter into swaps, including equity swaps. In an equity swap, payments on one or both sides are linked to the performance of equities or any equity index. Equity swaps are normally used to (1) initiate and maintain cross-border equity exposures either in an index or a specific stock portfolio;
(2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.

     Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, each Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Each Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets to avoid any potential leveraging. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of each Fund's investment restriction concerning senior securities. Each Fund will limit its investments in swap agreements such that the net amount owed or to be received under existing contracts with any single party will not exceed 5% of the Fund's assets.

     Whether the Funds' use of swap agreements will be successful in furthering its investment objective will depend on the Fund's investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to illiquid. Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

     The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit each Fund's ability to use swap agreements. The swaps market is a relatively new market and certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Borrowing

     Each Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Active Balanced Fund also may borrow through forward rolls, dollar rolls or through reverse repurchase agreements, and also to take advantage of investment opportunities. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. No Fund will purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by the Board of Directors.

     Borrowing for investment purposes is generally known as "leveraging." Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, a Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.

Illiquid Securities

     Each Fund may hold up to 15% of its net assets in illiquid securities. If a Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets (either within or outside of the United States). Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund also might have to register such restricted securities to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Funds' investments in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Each investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

     The staff of the Commission has taken the position, which the Funds will follow, that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid.

Securities of Other Investment Companies

     Each Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies. If a Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. In addition, each Fund may purchase shares of affiliated investment companies in amounts up to 25% of their total assets and Active Balanced Fund may invest in shares of exchange-traded funds. See "Investment Restrictions" below.

Segregated Assets

     Each Fund segregates with its Custodian, State Street Bank and Trust Company, cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, dollar roll transactions, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

When-Issued and Delayed Delivery Securities

     Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

Temporary Defensive Strategy and Short-Term Investments

     When adverse market or economic conditions dictate a defensive strategy, each Fund may temporarily invest without limit in high quality money market instruments, including commercial paper of corporations, foreign government securities, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, non-convertible debt securities (corporate and government), obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

     Each Fund also may temporarily hold cash or invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs.

Portfolio Turnover

     As a result of the investment policies described above, each Fund may engage in a substantial number of portfolio transactions. The Growth Fund's portfolio turnover rate is not expected to exceed 100%, and neither the Active Balanced Fund's nor the Equity Opportunity Fund's portfolio turnover rate is expected to exceed 200%. The Active Balanced Fund had a portfolio turnover rate of 215% for 2002 and 134% for 2001. The 2002 portfolio turnover rate reflects the use of dollar rolls. The portfolio turnover rate generally is the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by a Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this SAI, means with respect to each Fund, the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

Each Fund may not:

     1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

     2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.


     5. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.


     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     Each Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

     For purposes of Investment Restriction 1, a Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

     Although not fundamental, the Funds have the following additional investment restrictions:

Each Fund may not:

     1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

     2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that the Active Balanced Fund may have up to 5% of its total assets allocated to uncovered short sales. Short sales "against-the-box" are not subject to this limitation.

     3. Make investments for the purpose of exercising control or management.

     4. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition. Each Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund.

     5. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs. (This restriction does not apply to Active Balanced Fund.)

     6. Purchase more than 10% of all outstanding voting securities of any one issuer.

     The Equity Opportunity Fund will provide 60 days' prior written notice to shareholders of a change in the Equity Opportunity Fund's non-fundamental policy of investing at least 80% of its investable assets in the type of investments suggested by the Equity Opportunity Fund's name.

                           MANAGEMENT OF THE COMPANY

                              Independent Directors

     Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be "interested persons" of the Fund (as defined in the 1940 Act), are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

                                                                                               Number of
                                                 Term of                                     Portfolios in        Other
                                 Position       Office*** and                                Fund Complex       Directorships
                                 with the        Length of      Principal Occupations          Overseen          Held by the
Name, Address** and Age           Company       Time Served     During Past Five Years        by Director        Director****
-----------------------           -------       -----------     ----------------------        ------------       ------------
                                                                                                                Member (since
Saul K. Fenster, Ph.D. (69)      Director       since 2000      Currently President Emeritus      79            2000), Board
                                                                of New Jersey Institute of                      of Directors
                                                                Technology; formerly                            of IDT
                                                                President (1978-2002) of New                    Corporation.
                                                                Jersey Institute of
                                                                Technology; Commissioner
                                                                (1998-2002) of the Middle
                                                                States Association,
                                                                Commission on Higher
                                                                Education; Commissioner
                                                                (1985-2002) of the New
                                                                Jersey Commission on
                                                                Science and Technology;
                                                                Director (since 1998) of
                                                                Society of Manufacturing
                                                                Engineering Education
                                                                Foundation, formerly a
                                                                director or trustee of
                                                                Liberty Science Center,
                                                                the Research and
                                                                Development Council of New
                                                                Jersey, New Jersey State
                                                                Chamber of Commerce, and
                                                                National Action Council for
                                                                Minorities in Engineering.

Delayne Dedrick Gold (64)        Director       since 1996      Marketing Consultant.                 89

Douglas H. McCorkindale (63)     Director       since 1996      Formerly Vice Chairman                75        Chairman
                                                                March 1984-May 2000) of                         (since
                                                                Gannett Co. Inc.                                February
                                                                                                                2001), Chief
                                                                                                                Executive
                                                                                                                Officer
                                                                                                                (since June
                                                                                                                2000) and
                                                                                                                President
                                                                                                                (since
                                                                                                                September
                                                                                                                1997) of
                                                                                                                Gannett Co.
                                                                                                                Inc. (publishing
                                                                                                                and media); Director
                                                                                                                of Continental
                                                                                                                Airlines,
                                                                                                                Inc.;
                                                                                                                Director
                                                                                                                (since May
                                                                                                                2001) of
                                                                                                                Lockheed
                                                                                                                Martin Corp.
                                                                                                                (aerospace
                                                                                                                and defense);
                                                                                                                Director of
                                                                                                                The High
                                                                                                                Yield Plus
                                                                                                                Fund, Inc.
                                                                                                                (since 1996).

W. Scott McDonald, Jr. (65)      Director       since 2000      Vice President (since 1997)           79
                                                                of Kaludis Consulting Group,
                                                                Inc. (company serving higher
                                                                education); formerly
                                                                principal (1995-1997) of
                                                                Scott McDonald & Associates;
                                                                Chief Operating Officer
                                                                (1991-1995) of Fairleigh
                                                                Dickinson University;
                                                                Executive Vice President and
                                                                Chief Operating Officer
                                                                (1975-1991) of Drew
                                                                University; Interim
                                                                President (1988-1990), Drew
                                                                University; and a  former
                                                                director of School, College
                                                                and University Underwriters
                                                                Ltd.


                                                                                                Number of
                                                  Term of                                      Portfolios in     Other
                                 Position       Office*** and                                 Fund Complex       Directorships
                                 with the         Length of       Principal Occupations         Overseen         Held by the
Name, Address** and Age           Company       Time Served       During Past Five Years       by Director       Director****
-----------------------           -------       -----------       ----------------------       -----------       --------------
Thomas T. Mooney (61)            Director       since 1996      President of Greater                  95         Director,
                                                                Rochester Metro Chamber of                       President and
                                                                Commerce; formerly Rochester                     Treasurer
                                                                City Manager; formerly                           (since 1986)
                                                                Deputy Monroe County                             of First
                                                                Executive; Trustee of Center                     Financial
                                                                for Governmental Research,                       Fund, Inc.
                                                                Inc.; Director of Blue Cross                     and Director
                                                                of Rochester, Monroe County                      (since 1988)
                                                                Water Authority and                              of The High
                                                                Executive Service Corps of                       Yield Plus
                                                                Rochester.                                       Fund, Inc.

Stephen P. Munn (60)             Director       since 1996      Formerly Chief Executive              73         Chairman of
                                                                Officer (1988-2001) and                          the Board
                                                                President of Carlisle                            (since
                                                                Companies Incorporated.                          January 1994)
                                                                                                                 and Director
                                                                                                                 (since 1988)
                                                                                                                 of Carlisle
                                                                                                                 Companies
                                                                                                                 Incorporated
                                                                                                                 (manufacturer
                                                                                                                 of industrial
                                                                                                                 Products);
                                                                                                                 Director of
                                                                                                                 Gannett Co.
                                                                                                                 Inc.
                                                                                                                 (publishing
                                                                                                                 and media).

Richard A. Redeker (59)          Director       since 1995      Formerly management                   73
                                                                consultant of Invesmart,
                                                                Inc. (August 2001-October
                                                                2001); formerly employee of
                                                                Prudential Investments
                                                                (October 1996-December 1998).

Robin B. Smith (63)              Director       since 1995      Chairman and Chief Executive          69         Director of
                                                                Officer (since August 1996)                      BellSouth
                                                                of Publishers Clearing House                     Corporation
                                                                (direct marketing); formerly                     (since 1992)
                                                                President and Chief                              and Kmart
                                                                Executive Officer (January                       Corporation
                                                                1988-August 1996) of                             (retail)
                                                                Publishers Clearing House.                       (since 1996).

Louis A. Weil, III (61)          Director       since 1996      Formerly Chairman (January            73
                                                                1999-July 2000), President
                                                                and Chief Executive Officer
                                                                (January 1996-July 2000) and
                                                                Director (since September
                                                                1991) of Central Newspapers,
                                                                Inc.; formerly Chairman of
                                                                the Board (January 1996-July
                                                                2000), Publisher and Chief
                                                                Executive Officer (August
                                                                1991-December 1995) of
                                                                Phoenix Newspapers, Inc.

Clay T. Whitehead (64)           Director       since 1996      President (since 1983) of             91         Director
P.O. Box 8090                                                   National Exchange Inc. (new                      (since 2000)
McLean, VA 22106-8090                                           business development firm).                      of First
                                                                                                                 Financial
                                                                                                                 Fund, Inc.
                                                                                                                 and Director
                                                                                                                 (since 2000)

                                                                                                                 of The High
                                                                                                                 Yield Plus
                                                                                                                 Fund, Inc.

                              Interested Directors

                                                                                                        Number of
                                                   Term of                                           Portfolios in        Other
                              Position with     Office*** and                                         Fund Complex    Directorships
                                   the            Length of          Principal Occupations              Overseen       Held by the
 Name, Address** and Age         Company         Time Served        During Past Five Years            by Director     Director****
 -----------------------         -------         -----------        ----------------------            -----------     -------------
*Robert F. Gunia (55)          Vice President   since 1996      Executive Vice President and Chief         112        Vice President
                               and Director                     Administrative Officer (since June                    and Director
                                                                1999) of Prudential Investments                       (since May
                                                                LLC; Executive Vice President and                     1989) of The
                                                                Treasurer (since January 1996) of                     Asia Pacific
                                                                PI; President (since April 1999) of                   Fund, Inc.
                                                                Prudential Investment Management
                                                                Services LLC (PIMS); Corporate
                                                                Vice President (since September
                                                                1997) of The Prudential Insurance
                                                                Company of America (Prudential);
                                                                formerly Senior Vice President
                                                                (March 1987-May 1999) of
                                                                Prudential Securities Incorporated
                                                                (Prudential Securities); formerly
                                                                Chief Administrative Officer (July
                                                                1989-September 1996), Director
                                                                (January 1989-September 1996),
                                                                and Executive Vice President,
                                                                Treasurer and Chief Financial
                                                                Officer (June 1987-September
                                                                1996) of Prudential Mutual Fund
                                                                Management, Inc. (PMF); Vice
                                                                President and Director (since May
                                                                1992) of Nicholas-Applegate Fund,
                                                                Inc.

*David R. Odenath, Jr. (45)   President and     since 1999      President, Chief Executive Officer         115
                              Director                          and Chief Operating Officer (since
                                                                June 1999) of PI; Senior Vice
                                                                President (since June 1999) of
                                                                Prudential; formerly Senior Vice
                                                                President (August 1993-May 1999)
                                                                of PaineWebber Group, Inc.

*Judy A. Rice (54)            Vice President    since 2000      Executive Vice President (since            111
                              and Director                      1999) of PI; formerly various
                                                                positions to Senior Vice President
                                                                (1992-1999), Prudential Securities;
                                                                and various positions to Managing
                                                                Director (1975-1992) of Salomon
                                                                Smith Barney; Member of Board of
                                                                Governors of the Money
                                                                Management Institute; Member of
                                                                the Prudential Securities Operating
                                                                Council and a Member of the Board
                                                                of Directors for the National
                                                                Association for Variable Annuities.

     Information pertaining to the Officers of the Company who are not also Directors is set forth below.

                                    Officers

                                                                 Term of
                                                              Office*** and
                                    Position with the           Length of              Principal Occupations
Name, Address** and Age                  Company               Time Served            During Past Five Years
-----------------------                  -------               -----------            ----------------------
Grace C. Torres (43)              Treasurer and Principal     since 1998        Senior Vice President (since January 2000) of PI;
                                  Financial and Accounting                      formerly First Vice President (December 1996-
                                  Officer                                       January 2000) of PI and First Vice President
                                                                                (March 1993-1999) of Prudential Securities.


Maria G. Master (32)              Secretary                   since 2002        Vice President and Corporate Counsel (since
                                                                                August 2001) of Prudential; formerly
                                                                                Financial/Economic Analyst with the Federal
                                                                                Reserve Bank of New York (April 1999-July
                                                                                2001), Associate Attorney of Swidler Berlin
                                                                                Shereff Friedman LLP (March 1997-April 1999)
                                                                                and Associate Attorney of Riker, Danzig, Scherer,
                                                                                Hyland & Perretti LLP (August 1995-March 1997).

Marguerite E.H. Morrison (46)     Assistant Secretary         since 2002        Vice President and Chief Legal Officer--Mutual
                                                                                Funds and Unit Investment Trusts (since August
                                                                                2000) of Prudential; Senior Vice President and
                                                                                Assistant Secretary (since February 2001) of PI;
                                                                                Vice President and Assistant Secretary of PIMS
                                                                                (since October 2001), previously Vice President
                                                                                and Associate General Counsel (December 1996-
                                                                                February 2001) of PI and Vice President and
                                                                                Associate General Counsel (September 1987-
                                                                                September 1996) of Prudential Securities.


Maryanne Ryan (38)                Compliance Officer          since 2002        Vice President, Prudential (since November
                                                                                1998); First Vice President of Prudential
                                                                                Securities (March 1997-May 1998).

____________
* "Interested" Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Advisers (Jennison Associates LLC and/or Prudential Investment Management, Inc.) or the Distributor (Prudential Investment Management Services LLC).
** Unless otherwise noted, the address of the Directors and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or Officer.
**** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

     The Company has Directors who, in addition to overseeing the actions of the Company's Manager, Investment Adviser and Distributor, decide upon matters of general policy. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Directors also review the actions of the Company's Officers, who conduct and supervise the daily business operations of the Company. Pursuant to the Company's Management Agreement, the Board may contract for advisory and management services for the Company. Any such contract may permit the Manager to delegate certain or all of its duties under such contract to the Subadviser.

      Directors and Officers of the Company are also directors and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributor.

     Pursuant to the Amended and Restated Management Agreement (the Management Agreement) with the Company, the Manager pays all compensation of Officers and employees of the Company as well as the fees and expenses of all Interested Directors.

                            Standing Board Committees

     The Board of Directors has established two standing committees in connection with governance of the Company--Audit and Nominating.

     The Audit Committee consists of all of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent accountants, accounting policies and procedures, and other areas relating to the Company's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended September 30, 2002.

     The Nominating Committee consists of all of the Independent Directors. This Committee interviews and recommends to the Board persons to be nominated for election as Directors by the Company's shareholders of each of the Company's Funds and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and also recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in each of the Company's Funds, matters relating to Director compensation and expenses and compliance with the Company's retirement policy. The Nominating Committee did not meet during the fiscal year ended September 30, 2002.

     In addition to the two standing Committees of the Company, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. The following Independent Directors serve on the Executive Committee: Thomas Mooney and Thomas Whitehead. Independent Directors from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and Fund management on issues that affect more than one fund; serving as a liaison between the Boards of Directors/Directors of the funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.

     The Company pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.

     Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues deferred Directors' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Director. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Company's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Company.

     The Company has no retirement or pension plan for its Directors.

     The following table sets forth the aggregate compensation paid by the Company for the fiscal year ended September 30, 2002 to the Independent Directors for service on the Company's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2001.

                               Compensation Table

                                                                                Total Compensation
                                                                                   From Company
                                                                Aggregate            and Fund
                                                              Compensation       Complex Paid to
      Name and Position                                       From Company    Independent Directors
      -----------------                                       ------------    ---------------------
      Saul K. Fenster .....................................      $7,600          $110,332 (21/79)*
      Delayne Dedrick Gold ................................      $7,050          $173,000 (37/89)*
      Douglas H. McCorkindale** ...........................      $7,050          $110,000 (17/75)*
      W. Scott McDonald, Jr.** ............................      $7,050          $115,000 (21/79)*
      Thomas T. Mooney** ..................................      $7,050          $164,000 (28/95)*

      Stephen P. Munn                        $7,150        $114,000 (24/73)*
      Richard A. Redeker                     $7,050        $110,000 (24/73)*
      Robin B. Smith**                       $7,600        $114,500 (26/69)*
      Louis A. Weil, III                     $7,050        $113,667 (24/73)*
      Clay T. Whitehead                      $8,300        $173,000 (30/91)*

____________
* Indicates number of funds/portfolios in the Fund Complex (including the Company) to which aggregate compensation relates.
** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2001, such compensation was deferred at the election of Directors in total or in part, under the Company's deferred fee agreement. Including accrued interest, on amounts deferred through December 31, 2001, total value of deferred compensation for the calendar year amounted to approximately $91,273, $115,056, $148,850 and $80,106 for Messrs. McCorkindale, McDonald and Mooney and Ms. Smith, respectively.

     Directors who are interested do not receive compensation from the Fund Complex and therefore are not shown in the Compensation Table.

     The following table sets forth the dollar range of equity securities in the Company beneficially owned by a Director and, on an aggregate basis, in all registered investment companies overseen by the Director in the Fund Complex as of September 30, 2002.

                         Director Share Ownership Table

                              Independent Directors


                                                                                Aggregate Dollar Range of
                                                                                 Equity Securities in All
                                                           Dollar Range of        Registered Investment
                                                         Equity Securities in     Companies Overseen By
       Name of Director                                       the Company       Director in Fund Complex
       ----------------                                       -----------       ------------------------
       Saul K. Fenster ..............................      $10,001-$50,000           $50,001-$100,000
                                                           (Jennison Equity
                                                             Opportunity)
       Delayne Dedrick Gold .........................      $10,001-$50,000             Over $100,000
                                                           (Active Balanced
                                                         and Jennison Equity
                                                             Opportunity)
                                                           $50,001-$100,000
                                                          (Jennison Growth)
       Douglas H. McCorkindale ......................      $10,001-$50,000             Over $100,000
                                                          (Jennison Growth)
       W. Scott McDonald, Jr. .......................         $1-$10,000               Over $100,000
                                                          (Jennison Growth)
       Thomas T. Mooney .............................      $50,001-$100,000            Over $100,000
                                                          (Jennison Growth)
       Stephen P. Munn ..............................      $10,001-$50,000             Over $100,000
                                                           (Active Balanced
                                                         and Jennison Equity
                                                             Opportunity)
                                                              $1-$10,000
                                                          (Jennison Growth)
       Richard A. Redeker ...........................       Over $100,000              Over $100,000
                                                             (Jennison

                                           Growth)
      Robin B. Smith .............     $10,001-$50,000            Over $100,000
                                      (Active Balanced)
                                          $1-$10,000
                                       (Jennison Equity
                                         Opportunity)
      Louis A. Weil, III .........     $10,001-$50,000            Over $100,000
                                       (Active Balanced
                                      and Jennison Growth)
                                          $1-$50,000
                                       (Jennison Equity
                                         Opportunity)
      Clay T. Whitehead ..........     $10,001-$50,000          $50,001-$100,000
                                      (Jennison Growth)

                              Interested Directors

                                                               Aggregate Dollar Range of
                                                               Equity Securities in All
                                       Dollar Range of          Registered Investment
                                      Equity Securities         Companies Overseen By
      Name of Director                   the Company           Director in Fund Complex
      ----------------                   -----------           ------------------------
      Robert F. Gunia ............        $1-$10,000                Over $100,000
                                       (Active Balanced
                                        - Class Z and
                                       Jennison Growth -
                                           Class A)
                                       $10,001-$50,000
                                       (Jennison Growth
                                          - Class Z)
      David R. Odenath, Jr. ......        $1-$10,000                Over $100,000
                                      (Active Balanced)
                                       $10,001-$50,000
                                      (Jennison Growth)
      Judy A. Rice ...............     $10,001-$50,000              Over $100,000
                                      (Active Balanced)
                                        Over $100,000
                                      (Jennison Growth)



      The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Company or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by", or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Company as of December 31, 2001.


                                 Name of Owners and               Title of  Value of  Percent of
Name of Director              Relationships to Director  Company   Class   Securities   Class
----------------              -------------------------  -------   -----   ----------   -----
Saul K. Fenster ...........             --                 --        --        --         --
Delayne Dedrick Gold ......             --                 --        --        --         --
Douglas H. McCorkindale ...             --                 --        --        --         --
W. Scott McDonald, Jr. ....             --                 --        --        --         --
Thomas T. Mooney ..........             --                 --        --        --         --

Stephen P. Munn ...........             --                 --        --        --         --
Richard A. Redeker ........             --                 --        --        --         --
Robin B. Smith ............             --                 --        --        --         --
Louis A. Weil, III ........             --                 --        --        --         --
Clay T. Whitehead .........             --                 --        --        --         --


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Directors of the Company are eligible to purchase Class Z shares of each Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.


     As of November 1, 2002, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

     As of November 1, 2002, the following shareholders owned 5% of the outstanding shares of any class of the Active Balanced Fund:

Name                                     Address                      Class        No. Shares/%
----                                     -------                      -----        ------------
Fidelity Investments Institution         100 Magellan Way KW1C          Z          1,038,007/(6.25%)
Operations Company, Inc.                 Covington, KY 41015
(FIIO As Agent For Certain Employee)

Prudential Retirement                    P.O. Box 5310                  Z            989,025/(5.95%)
Services                                 Scranton, PA 18505
Administrator For Plan S006693
Bertelsmann Inc. 401 (K) Plan

Prudential Retirement                    P.O. Box 5310                  Z         4,737,936/(28.52%)
Services                                 Scranton, PA 18505
Administrator For Plan S300065
Prudential Trust



     As of November 1, 2002, Prudential Securities was the record holder for other beneficial owners of 15,765,380 Class A shares (or 42.12% of the outstanding Class A shares), 2,929,952 Class B shares (or 23.82% of the outstanding Class B shares), 324,871 Class C shares (or 25.86% of the outstanding Class C shares), and 15,571,458 Class Z shares (or 93.75% of the outstanding Class Z shares) of the Active Balanced Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

     As of November 1, 2002, the following shareholders owned 5% of the outstanding shares of any class of the Growth Fund:



Name                                   Address                      Class         No. Shares/%
----                                   -------                      -----         ------------
The Manufacturers Life                 250 Bloor Street East          A          8,566,403/(8.96%)
Insurance Company                      7th Floor
                                       Toronto Ontario CANAW IE5

Prudential Retirement Services         PO Box 15040                   Z          6,033,391/(5.45%)
Nominee For Trustee PI W68700          New Brunswick, NJ 08906
Prudential Securities Inc.

Prudential Retirement Services         PO Box 5310
Administrator For Plan S300065         Scranton, PA 18505-5310        Z         24,189,243/(21.85%)
Prudential Trust

Prudential Retirement Services         30 Ed Preate Dr.               Z          9,122,455/(8.24%)
Administrator For Plan 6742             Scranton, PA 18507
Rite Aid Corp.

Boston Safe Deposit & Trust            135 Santilli Hwy               Z         12,537,096/(11.32%)
As Trustee K-Mart 401 (K) PRT S        Everett, MA 02149
Core Account



     As of November 1, 2002, Prudential Securities was the record holder for other beneficial owners of 49,140,974 Class A shares (or 51.41% of the outstanding Class A shares), 37,392,835 Class B shares (or 54.23% of the outstanding Class B shares), 7,453,269 Class C shares (or 66.24% of the outstanding Class C shares), and 95,352,734 Class Z shares (or 86.13% of the outstanding Class Z shares) of the Growth Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

     As of November 1, 2002, the following shareholders owned 5% of the outstanding shares of any class of the Equity Opportunity Fund:

Name                                                Address                                  Class            No. Shares/%
----                                                -------                                  -----            ------------
Prudential Retirement Services                      P.O. Box 9999                              Z           1,603,066/(8.98%)
Administrator For Plan S005998                      Scranton, PA 18507-3706
MTA 401K Plan

Prudential Retirement Services                      P.O. Box 9999                              Z           1,801,078/(10.09%)
Administrator For Plan S005999                      Scranton, PA 18507-3706
MTA 457 Plan

Prudential Retirement Services                      P.O. Box 5310                              Z           4,070,386/(22.81%)
Administrator For Plan S300065                      Scranton, PA 18505-5310
Prudential Trust

Prudential Retirement Services                      P.O. Box 15040                             Z           1,014,301/(5.68%)
Nominee For Trustee PI W68700                       New Brunswick, NJ 08906-5040
Prudential Securities Inc.



     As of November 1, 2002, Prudential Securities was the record holder for other beneficial owners of 13,841,795 Class A shares (or 76.17% of the outstanding Class A shares), 13,706,046 Class B shares (or 70.76% of the outstanding Class B shares), 4,697,635 Class C shares (or 81.58% of the outstanding Class C shares), and 14,659,388 Class Z shares (or 82.16% of the outstanding Class Z shares) of the Equity Opportunity Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Investment Advisers


     The manager of the Company is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that, together with the Funds, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in each Prospectus. As of June 30, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $93 billion.


     PI is a wholly-owned subsidiary of PIFM HoldCo, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to each Management Agreement with the Company (the Management Agreements), PI, subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Company.

     PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

     PI will review the performance of all investment advisers and make recommendations to the Board of Directors with respect to the retention of investment advisers and the renewal of contracts. PI also administers the Company's corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian (the Custodian), and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PI for the Funds are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

     For its services, PI received, pursuant to the Management Agreements, until January 1, 2000, a fee at an annual rate of .60 of 1% of each of Growth Fund's and Equity Opportunity Fund's average daily net assets and a fee at an annual rate of .65 of 1% of the Active Balanced Fund's average daily net assets. Each fee is computed daily and payable monthly. Effective January 1, 2000, PI receives a management fee from the Growth Fund at an annual rate of .60% of the Fund's average net assets up to $300 million, .575% of the Fund's average net assets of the next $4.7 billion and .55% of the Fund's average net assets over $5 billion. Also effective January 1, 2000, PI receives a management fee from the Equity Opportunity Fund at an annual rate of .60% of the Fund's average net assets up to $300 million and .575% of the Fund's average net assets over $300 million. Effective November 10, 2000, PI receives a management fee from Active Balanced Fund at an annual rate of .65% of the Fund's average net assets up to $1 billion and .60% of the Fund's average net assets over $1 billion.

     In connection with its management of the corporate affairs of the Company, PI bears the following expenses:

     (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of Directors who are not affiliated persons of PI or the Company's investment advisers;

     (b) all expenses incurred by PI or by the Company in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and

     (c) the fees, costs and expenses payable to any investment adviser pursuant to a Subadvisory Agreement between PI and such investment adviser (collectively, the Subadvisory Agreements).


     Under the terms of each Management Agreement, the Company is responsible for the payment of the following expenses: (a) the fees payable to the Manager,
(b) the fees and expenses of Directors who are not affiliated with PI or the Funds' investment advisers, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of each Fund and of pricing each Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Company, (e) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions, (f) all taxes and corporate fees payable by the Company to governmental agencies,
(g) the fees of any trade associations of which the Company may be a member, (h) the cost of stock certificates representing shares of the Company, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the Commission, including the preparation and printing of the Company's registration statements and each Fund's prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business and (m) distribution and service fees.


     Each Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.


     PI has entered into a Subadvisory Agreement with Jennison Associates LLC (Jennison) a wholly-owned subsidiary of Prudential, for the Growth Fund and the Equity Opportunity Fund, and a Subadvisory Agreement with Prudential Investment Management, Inc. (PIM), also a wholly-owned subsidiary of Prudential, for the Active Balanced Fund. Under the Subadvisory Agreements, Jennison will furnish investment advisory services in connection with the management of the Growth Fund and Equity Opportunity Fund and PIM will furnish investment advisory services in connection with the management of the Active Balanced Fund, respectively. In connection therewith, Jennison and PIM are obligated to keep certain books and records of each Fund for which they serve as investment adviser. Under each Subadvisory Agreement, Jennison and PIM, respectively, subject to the supervision of PI, are responsible for managing the assets of each Fund for which they serve as investment adviser in accordance with such Fund's investment objectives, investment program and policies. Jennison and PIM determine what securities and other instruments are purchased and sold for each such Fund and are responsible for obtaining and evaluating financial data relevant to such Fund. PI continues to have responsibility for all investment advisory services pursuant to each Management Agreement.


     As discussed in each Prospectus, PI employs each investment adviser under a "manager of managers" structure that allows PI to replace the investment adviser or amend a Subadvisory Agreement without seeking shareholder approval. Under its Subadvisory Agreement with Jennison, PI compensates Jennison for its services at an annual rate of .30 of 1% of Growth Fund's and Equity Opportunity Fund's respective average daily net assets up to and including $300 million and .25 of 1% of those Fund's respective average daily net assets in excess of $300 million. Under its Subadvisory Agreement with PI, PIM was reimbursed by PI for the reasonable costs and expenses incurred by PIM in furnishing investment advisory services to Active Balanced Fund. Effective January 1, 2000, PIM is reimbursed by PI at an annual rate of .325 of 1% of Active Balanced Fund's average daily net assets. Effective November 10, 2000, PIM is reimbursed at an annual rate of .325 of 1% of Active Balanced Fund's average daily net assets up to $1 billion and .285 of 1% of Active Balanced Fund's average daily net assets in excess of $1 billion.

     For the fiscal year ended September 30, 2000, PI received management fees from the Growth Fund, Equity Opportunity Fund and Active Balanced Fund in the amounts of $38,074,482, $950,935 and $1,078,167, respectively, of which
$16,711,410 and $646,193 was paid to Jennison with respect to Growth Fund and Equity Opportunity Fund, respectively. For the period January 1, 2000 through September 30, 2000, PI paid PIM a fee of $391,922 from its management fee from the Active Balanced Fund. For the fiscal year ended September 30, 2001, PI received management fees from the Growth Fund, Equity Opportunity Fund and Active Balanced Fund in the amounts of $31,617,021, $2,424,237, and $6,025,012, respectively, of which $13,919,100 and $1,171,407 was paid to Jennison with respect to the Growth Fund and Equity Opportunity Fund, respectively, and $1,958,130 was paid to PIM with respect to the Active Balanced Fund. For the fiscal year ended September 30, 2002, PI received management fees from the Growth Fund, Equity Opportunity Fund and Active Balanced Fund in the amounts of $23,478,855, $4,711,427 and $5,544,059, respectively, of which $10,325,589 and
$2,165,838 was paid to Jennison with respect to the Growth Fund and Equity Opportunity Fund, respectively, and $2,772,029 was paid to PIM with respect to the Active Balanced Fund.

     Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the applicable Management Agreement. Each Subadvisory Agreement may be terminated by the Company, PI or Jennison, respectively, upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.


     J. Scott, Ph.D. and M. Stumpp, Ph.D., manage the equity portion of the Active Balanced Fund and are responsible for determining the Fund's balanced strategy. PIM's Fixed Income Liquidity Team is primarily responsible for overseeing the fixed-income portion of the Fund. The Team is part of PIM's Fixed Income Group.

     PIM's Fixed Income Group manages approximately $138 billion for Prudential's retail investors, institutional investors, and policyholders, as of June 30, 2002. Senior Managing Director James J. Sullivan heads the Group. Patricia L. Cook is Chief Investment Officer.

     Prior to joining PIM in 1998, Mr. Sullivan was Managing Director of Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 18 years of experience in risk management, arbitrage trading, and corporate bond investing.

     Ms. Cook joined PIM as Chief Investment Officer in 2001, from Fischer Francis Trees & Watts, where she was most recently Managing Director of Alternative Investments. She has more than 22 years of investment experience as a fixed-income portfolio manager, analyst, and trader.

     The PIM Fixed Income Group is organized into teams specializing in different sectors of the fixed-income market: US and non-US government bonds and mortgages, US and non-US investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.


     The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment officer, the chief investment strategist and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

     The Fixed Income Liquidity Team, headed by Peter Cordrey, is primarily responsible for overseeing the day-to-day management of the fixed-income portion of the Active Balanced Fund. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Fixed Income Investment Policy Committee and the Active Balanced Fund's investment restrictions and policies. In addition, a credit research team of analysts supports the Team using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate, as noted below:

                                    Corporate


Assets Under Management: $48 billion as of September 30, 2002.

Team Leader: Steven Kellner, CFA. General Investment Experience: 16 years.

Portfolio Managers: 7. Average General Investment Experience: 12 years, which includes team members with mutual fund experience.


Sector: U.S. investment-grade corporate securities.

Investment Strategy: Focus is on identifying spread, credit quality and liquidity tends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.

                                   High Yield


Assets Under Management: $7 billion as of September 30, 2002.

Team Leader: Paul Appleby. General Investment Experience: 16 years.

Portfolio Managers: 6. Average General Investment Experience: 19 years, which includes team members with significant mutual fund experience.


Sector: Below-investment-grade corporate securities.

Investment Strategy: Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach.

                                Emerging Markets


Assets Under Management: $2 billion as of September 30, 2002.

Team Leaders: David Bessey General Investment Experience: 13 years.

Portfolio Managers: 1. Average General Investment Experience: 10 years, which includes team members with mutual fund experience.


Sector: Government and corporate securities issued by developing markets and countries.

Investment Strategy: Focus is on higher quality sovereign debt and currency risk and on high-grade and high yield foreign corporate and emerging market issues.


                                  Money Markets

Assets Under Management: $42 billion as of September 30, 2002.

Team Leader: Joseph Tully. General Investment Experience: 19 years.

Portfolio Managers: 8. Average General Investment Experience: 13 years, which includes team members with significant mutual fund experience.


Sector: High-quality short-term securities, including both taxable and tax-exempt instruments.


Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.

Matters Considered by the Board

      The Management and Subadvisory Agreements (the Agreements) were last approved by the Directors, including all of the Independent Directors on May 22, 2002 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to each Fund, the nature and quality of the services provided under the Agreements to that Fund and the overall fairness of the Agreements to each Fund. The Board requested and evaluated reports from the Manager and investment adviser that addressed specific factors designed to inform the Board's consideration of these and other issues.

      With respect to the nature and quality of the services provided by the Manager and Adviser, respectively, the Board considered the performance of each Fund in comparison to relevant market indices and the performance of peer groups of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds over the past one, three, five and ten years. The Board also evaluated the division of responsibilities among the Manager and its affiliates and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and Advisers.

      With respect to the overall fairness of the Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the Adviser and their affiliates from their association with the Fund. The Board reviewed information from independent data services about the rates of compensation paid to the investment adviser, and overall expense ratios, for e funds comparable in size, character and investment strategy to each Fund. The Board also considered that each Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the investment adviser. In concluding that the direct and indirect benefits accruing to the Manager, the Adviser and their affiliates by virtue of their relationship to each Fund were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to the Manager's and the Adviser's profit or loss on each Fund and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the Adviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the management or investment advisory fees. The Board understood that neither the Manager nor the investment adviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of the Board approval of mutual fund advisory agreements.

Principal Underwriter, Distributor and Rule 12b-1 Plans

      Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Company. See "How the Fund is Managed--Distributor" in each Prospectus.

      Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Company's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Class Z shares of each Fund under the Distribution Agreement with the Company, none of which are reimbursed by or paid for by any Fund.

      The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

      Under its Plans, a Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

      The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of a Fund's shares and the maintenance of related shareholder accounts.


      Class A Plan. Under each Fund's Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed ..30 of 1%. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under each Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 2002 and contractually limited its distribution and service (12b-1) fees for the fiscal year ended September 30, 2003 to .25 of 1% of the average daily net assets of each Fund's Class A shares.

     For the fiscal year ended September 30, 2002, the Growth Fund paid total distribution fees of $ 3,395,032 to PIMS under the Class A Plan. For the fiscal year ended September 30, 2002, the Equity Opportunity Fund paid total distribution fees of $568,262 to PIMS under the Class A Plan. For the fiscal year ended September 30, 2002, the Active Balanced Fund paid total distribution fees of $1,152,628 to PIMS under the Class A Plan. These amounts were primarily expended for the payment of account servicing fees to financial advisers and other persons who sell Class A shares of the applicable Fund. In addition, for the same period, PIMS received approximately $624,000 and $901,000, respectively, in initial sales charges with respect to the sale of Class A shares of the Growth Fund and the Equity Opportunity Fund, respectively, and PIMS received approximately $100,400 in initial sales charges with respect to the sale of Class A shares of the Active Balanced Fund.


     Class B and Class C Plans. Under each Fund's Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.


     Class B Plan. For the fiscal year ended September 30, 2002, PIMS received $10,074,984, $2,720,698 and $1,699,283 on behalf of the Growth Fund, the Equity Opportunity Fund and the Active

Balanced Fund, respectively, under the Class B Plan. For the fiscal year ended September 30, 2002, PIMS spent approximately the following amounts on behalf of each such Fund.

                                                                                               Approximate
                                                                        Compensation to           Total
                                                                           Prusec for             Amount
                                    Commission                             Commission            Spent by
                                    Payments to                            Payments to         Distributor
                                     Financial                         Representatives and     on Behalf of
            Fund      Printing      Advisers      Overhead Costs         Other Expenses            Fund
            ----      --------      --------      --------------         --------------            ----
Growth                 $  8,900    $ 2,675,300     $  1,165,600          $   1,693,500         $   5,543,300
Equity Opportunity     $  5,300    $ 1,188,100     $  1,948,400          $   1,041,100         $   4,183,000
Active Balanced        $  6,600    $   430,100     $    125,600          $     449,600         $   1,011,900


      "Overhead" costs represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund shares.


      The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended September 30, 2002, PIMS received approximately $2,047,000, $586,000 and $231,400 in contingent deferred sales charges attributable to Class B shares of the Growth Fund, Equity Opportunity Fund and Active Balanced Fund, respectively.

      Class C Plan. For the fiscal year ended September 30, 2002, PIMS received $1,590,963, $781,621 and $155,770 on behalf of the Growth Fund, Equity Opportunity Fund and Active Balanced Fund, respectively, under the Class C Plan. For the fiscal year ended September 30, 2002, PIMS spent approximately the following amounts on behalf of each such Fund.

                                                                                               Approximate
                                                                        Compensation to           Total
                                                                           Prusec for             Amount
                                    Commission                             Commission            Spent by
                                    Payments to                            Payments to         Distributor
                                     Financial                         Representatives and     on Behalf of
           Fund        Printing      Advisers      Overhead Costs         Other Expenses          Fund
           ----        --------      --------      --------------         --------------          ----
Growth                 $  1,400    $   1,375,100   $      110,600        $     4,200            $  1,491,300
Equity Opportunity     $  1,500    $     499,500   $      252,400        $     6,900            $    760,300
Active Balanced        $    600    $     126,900   $        6,100        $     1,800            $    135,400

      The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by holders of Class C shares upon certain redemptions of Class C shares. For the fiscal year ended September 30, 2002, PIMS received approximately $41,000, $82,000 and $1,500 in contingent deferred sales charges attributable to Class C shares of the Growth Fund, Equity Opportunity Fund and Active Balanced Fund, respectively. For the fiscal year ended September 30, 2002, the Distributor also received approximately $119,000, $296,000 and $8,100 in initial sales charges in connection with the sale of Class C shares of the Growth Fund, Equity Opportunity Fund and Active Balanced Fund, respectively.


      Distribution expenses attributable to the sale of Class A, Class B and Class C shares of a Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

      The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Class A, Class B and Class C Plans or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days', written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

      Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

       Pursuant to the Distribution Agreement, the Company has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

       In addition to distribution and service fees paid by each Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons who distribute shares of the Funds (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Fee Waivers/Subsidies

      PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares as described above. Fee waivers and subsidies will increase a Fund's total return.

NASD Maximum Sales Charge Rule


       Pursuant to rules of the National Association of Securities Dealers, Inc.
(NASD), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge of a Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


Other Service Providers

      State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of each Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for each Fund's foreign assets held outside the United States.

      Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of each Fund. PMFS is a wholly-owned subsidiary of PI. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

      PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Company's independent accountants, and in that capacity audits the annual financial statements of each Fund.

Codes of Ethics


      The Board of Directors of the Company has adopted a Code of Ethics. In addition, the Manager, each investment adviser and the Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally persons who have access to information about each of the Funds' investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when a Fund is making such investments. The Codes are on public file with, and are available from, the Commission.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

       The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Company, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes each investment adviser. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates or one of the investment adviser's affiliates (an affiliated broker).

       In the over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. A Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with an affiliated broker acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of a Fund's order.

       In placing orders for portfolio securities of a Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

       When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a Fund.

       The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to a Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

       When the Manager deems the purchase or sale of equities to be in the best interests of a Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients.

       The allocation or orders among firms and the commission rates paid are reviewed periodically by the Company's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Company, will not significantly affect a Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Company. In order for an affiliated broker to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to a Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities also are subject to such fiduciary standards as may be imposed by applicable law.


     The table below sets forth information concerning payment of commissions by the Funds, including the amount of such commissions paid to Prudential Securities, for the three years ended September 30, 2002:



                            Fiscal Year Ended                     Fiscal Year Ended                      Fiscal Year Ended
                           September 30, 2002                     September 30, 2001                    September 30, 2000
                           ------------------                     ------------------                    ------------------
                    Active                    Equity       Active                  Equity        Active                    Equity
                   Balanced     Growth      Opportunity   Balanced   Growth      Opportunity    Balanced     Growth      Opportunity
                   --------     ------      -----------   --------   ------      -----------    --------     ------      -----------
Total brokerage
  commissions
  paid by the      $528,166   $ 8,552,514    $3,975,442    $97,609  $9,759,814    $2,598,305     $81,680   $6,407,714      $925,771
  Funds
Total brokerage
  commissions
  paid to
  Prudential
  Securities           --        $560,176       $67,100         --   1,012,130      $119,211          --     $541,200       $26,500
Percentage of total
  brokerage
  commissions
  paid to
  Prudential
  Securities           --            6.55%         1.69%        --       10.37%         4.59%         --         8.45%         2.86%

      Of the total brokerage commissions paid during the fiscal year ended September 30, 2002, $0, $1,808,855 and $1,140,354 (or 0%, 21.15% and 28.68%) was
paid to firms which provide research, statistical or other services to PI or affiliates on behalf of the Active Balanced Fund, the Growth Fund and the Equity Opportunity Fund, respectively. PI has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

      Each Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at September 30, 2002. As of September 30, 2002, each Fund held the following debt or equity securities in the amounts indicated:

Equity Opportunity
------------------

Merrill Lynch, Pierce, Fenner & Smith, Inc.--Equity          $  8,504,395

Growth
------

Goldman Sachs & Co. - Equity                                 $ 48,855,597
Merrill Lynch, Pierce, Fenner & Smith, Inc. - Equity         $ 36,057,185

Active Balanced
---------------

J.P. Morgan Chase - Equity                                   $  3,577,906
Merrill Lynch & Co., Inc.--Equity                            $    856,700
Morgan Stanley--Equity                                       $  1,880,340


                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION





     The Company is authorized to issue 3.25 billion shares of common stock, $.001 par value per share divided into four series and four classes, designated Class A, Class B, Class C and Class Z shares. Each class of par value shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or services fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Company's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

     Shares of each Fund, when issued, against payment in full therefore, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of that Fund's assets after all debt and expenses of that Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses that Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

     The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Company's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

     Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Company for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

     The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Company. The voting rights of shareholders are not cumulative so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.


                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


     Shares of each Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares or Class A shares in certain circumstances). Class Z shares of each Fund are offered to a limited group of investors at NAV without any sales charges. Class I shares of Growth Fund have also been authorized but are not currently being offered to investors. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectuses.

     Each class of shares of a Fund represents an interest in the same assets of that Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance; (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (iii) each class has a different exchange privilege; (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors.


Purchase by Wire

     For an initial purchase of shares of the Company by wire, you must complete an application and telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, fund and class elections, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: The Prudential Investment Portfolios, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and the class in which you are investing (Class A, Class B, Class C or Class Z shares).





     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m., New York time) on a business day, you may purchase shares of a Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Active Balanced Fund, Prudential Jennison Growth Fund or Prudential Jennison Equity Opportunity Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount for subsequent purchase by wire is $1,000.


Issuance of Fund Shares for Securities

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the applicable Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the investment adviser.

Specimen Price Make-up


     Under the current distribution arrangements between the Company and the Distributor, Class A shares are sold with a maximum sales charge of 5%, Class C* shares are sold with a sales charge of 1% and Class B* and Class Z shares are sold at NAV. Using the NAV at September 30, 2002, the maximum offering price of the Funds' shares is as follows:



                                                                                    Active                        Equity
                                                                                   Balanced                     Opportunity
                                                                                     Fund       Growth Fund         Fund
                                                                                     ----       -----------         ----
Class A
Net asset value and redemption price per Class A share ........................   $    9.60      $    9.73      $   11.48
Maximum sales charge (5% of offering price) ...................................         .51            .51            .60
                                                                                  ---------      ---------      ---------
Maximum offering price to public ..............................................   $   10.11      $   10.24      $   12.08
                                                                                  ---------      ---------      ---------
Class B
Net asset value, offering price and redemption price per Class B share* .......   $    9.56      $    9.16      $   11.15
                                                                                  ---------      ---------      ---------
Class C
Net asset value and redemption price per Class C share* .......................   $    9.56      $    9.16      $   11.15
                                                                                  ---------      ---------      ---------
Sales charge (1% of offering price) ...........................................         .10            .09            .11
                                                                                  ---------      ---------      ---------
Offering price to public ......................................................   $    9.66      $    9.25      $   11.26
                                                                                  =========      =========      =========
Class Z
Net asset value, offering price and redemption price per Class Z share ........   $    9.66      $    9.92      $   11.59
                                                                                  =========      =========      =========


----------

* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may, in certain circumstances, be subject to a contingent deferred sales charge on certain redemptions.


Selecting a Purchase Alternative

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to a Fund:

     If you intend to hold your investment in a Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

     If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


In addition, if you purchase $1 million or more of Class A shares, you are not subject to an initial sales charge but you are subject to a 1% CDSC on shares sold within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

Reduction and Waiver of Initial Sales Charge--Class A Shares

     Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

     Other Waivers. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:

     .    officers of the Prudential mutual funds (including the Company),

     . employees of the Distributor, Prudential Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

     . employees of investment advisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer,

     . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

     .    members of the Board of Directors of Prudential,

     . real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent,

     . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

     . investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

     . investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

     . orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

     . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges the clients a separate fee for its services (for example, mutual fund "supermarket" programs).

     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

     Class A shares of the Growth Fund may be purchased at NAV without payment of a sales charge by (a) Prudential Securities for deposit in a unit investment trust (Trust) which it organized and sponsored and (b) the Trust itself. Additionally, unit holders of the Trust may elect to purchase Class A shares of the Growth Fund at NAV with proceeds from cash distributions from the Trust under circumstances described in the prospectus of the Trust. At the termination date of the Trust, a unit holder may invest the proceeds from the termination of his units in shares of the Growth Fund at NAV, provided: (1) that the investment in the Fund is effected within 30 days of such termination; and (2) that the unit holder or his dealer provides the Distributor with a letter which: (a) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed; and (b) states that the investment in the Fund is being funded exclusively by the proceeds from the redemption of units of the Trust. Investment in Fund shares and reinvestments of Trust distributions shall be subject to 12b-1 fees.

     Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of a Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases.

     An eligible group of related Fund investors includes any combination of the following:

     .    an individual,

     .    the individual's spouse, their children and their parents,

     .    the individual's and spouse's Individual Retirement Account (IRA),

     . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners),

     . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

     . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

     . one or more employee benefit plans of a company controlled by an individual.

     Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more retirement or group plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

     The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

     Letters of Intent. Reduced sales charges are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other Prudential mutual funds (Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

     For purposes of the Letter of Intent, all shares of a Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and your broker will not be aggregated to determine the reduced sales charge.

     A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Company to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of a Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

Class B Shares

     The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of a Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

Class C Shares

     The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares, a sales commission of up to 2% of the purchase price at the time of the sale.

Waiver of Initial Sales Charge--Class C Shares

     Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.


     Investment of Redemption Proceeds from Other Investment Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through a COMMAND Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.



     Other. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charges.


Class Z Shares

     Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     Mutual Fund Programs. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes a Fund as an available option. Class Z shares can also be purchased by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     . mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

     . mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

     . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

     . current and former Directors/Trustees of the Prudential mutual funds (including the Company); and

     .    Prudential, with an investment of $10 million or more.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Rights of Accumulation

     Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the Prudential mutual funds. The value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

     The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

Sale of Shares


     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day at the close of regular trading on the NYSE, usually 4:00 p.m., New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.


     If you hold shares of a Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

     If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, Pennsylvania 19101, the Distributor, or to your broker.


     Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in each Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund -- Telephone Redemptions or Exchanges" in each Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.


     Signature Guarantee. If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

     Redemption in Kind. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the fund, in lieu of cash in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     Involuntary Redemption. In order to reduce expenses of a Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

     Contingent Deferred Sales Charge

      Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year in the case of shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

     The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:



                                                       Contingent Deferred Sales
                                                         Charge as a Percentage
          Year Since Purchase                            of Dollars Invested or
          Payment Made                                     Redemption Proceeds
          ------------                                     -------------------
          First .....................................              5.0%
          Second ....................................              4.0%
          Third .....................................              3.0%
          Fourth ....................................              2.0%
          Fifth .....................................              1.0%
          Sixth .....................................              1.0%
          Seventh ...................................              None



     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     Waiver of Contingent Deferred Sales Charge--Class A Shares. The CDSC will be waived for all investors other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

     Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC also will be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

     Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

     Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Company.

     You must notify the Company's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver                                   Required Documentation
------------------                                   ----------------------
Death                                                A copy of the shareholder's death certificate or, in
                                                     the case of a trust, a copy of the grantor's death
                                                     certificate, plus a copy of the trust agreement
                                                     identifying the grantor.

Disability--An individual will be considered         A copy of the Social Security Administration award
disabled if he or she is unable to engage in any     letter or a letter from a physician on the physician's
substantial gainful activity by  reason of any       letterhead stating that the shareholder (or, in the
medically determinable physical or mental            case of a trust, the grantor (a copy of the trust
impairment which can be expected to result in        agreement identifying the grantor will be required as
death or to be of long-continued and indefinite      well)) is permanently disabled. The letter must also
duration.                                            indicate the date of disability.

Distribution from an IRA or 403(b) Custodial         A copy of the distribution form from the custodial firm
Account                                              indicating (i) the date of birth of the shareholder and
                                                     (ii) that the shareholder is over age 59 and is taking a
                                                     normal distribution--signed by the shareholder.

Distribution from Retirement Plan                    A letter signed by the plan administrator/trustee
                                                     indicating the reason for the distribution.

Excess Contributions                                 A letter from the shareholder (for an IRA) or the plan
                                                     administrator/trustee on company letterhead indicating
                                                     the amount of the excess and whether or not taxes have
                                                     been paid.

     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

     Waiver of Contingent Deferred Sales Charge--Class C Shares

     Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Conversion Feature--Class B Shares

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since the Company tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of each Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

     Automatic Reinvestment of Dividends and Distributions. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

     Exchange Privilege. The Company makes available to its shareholders the exchange privilege. The Company makes available to its shareholders the privilege of exchanging their shares of a Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new mutual funds, whose shares may be distributed by the Distributor.

     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Company at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Company nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

     If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

     If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

     Class A. Shareholders of a Fund may exchange their Class A shares for shares of certain other Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

     The following money market funds participate in the Class A exchange privilege:

     Prudential California Municipal Fund
       (California Money Market Series)

     Prudential Government Securities Trust
       (Money Market Series)
       (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
       (New Jersey Money Market Series)
       (New York Money Market Series)

     Prudential MoneyMart Assets, Inc. (Class A shares)

     Prudential Tax-Free Money Fund, Inc.

     Class B and Class C. Shareholders of a Fund may exchange their Class B and Class C shares of such Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of a Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

     Class Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

     Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares that are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares of any Prudential mutual fund at NAV will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise.

     Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege. Please note that the special exchange privilege for shareholders who qualify to purchase Class A shares at NAV will be discontinued effective June 16, 2003.

     Participants in any fee-based program for which a Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which a Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

     Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Funds' Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including each of these Funds, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

         Period of
         Monthly Investments                         $100,000      $150,000     $200,000     $250,000
         -------------------                         --------      --------     --------     --------
         25 Years ................................   $    105      $    158     $    210     $    263
         20 Years ................................        170           255          340          424
         15 Years ................................        289           433          578          722
         10 Years ................................        547           820        1,093        1,366
         5 Years .................................      1,361         2,041        2,721        3,402

See "Automatic Investment Plan."
__________
/(1)/ Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.
/(2)/ The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

     Automatic Investment Plan (AIP). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

     Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available to shareholders through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

     In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

     The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.


     Tax-Deferred Retirement Plans. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

     Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 38.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.


                           Tax-Deferred Compounding/(1)/


                Contributions                            Personal
                Made Over:                               Savings          IRA
                ----------                               -------          ---
                10 years ..........................    $   26,283      $  31,291
                15 years ..........................        44,978         58,649
                20 years ..........................        68,739         98,846
                25 years ..........................        98,936        157,909
                30 years ..........................       137,316        244,692


___________
/(1)/ The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

Mutual Fund Programs

     From time to time, a Fund or the Company may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as part of a program. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

     A Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of shares outstanding. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m.New York time. A Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of a Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Under the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Company. In accordance with procedures adopted by the Company's Board of Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sales price on such exchange system on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or more than one principal market maker that use information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or primary dealer. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by more than one principal market maker. Options on stock and stock indexes traded on an exchange, futures contracts and options on futures contracts are valued at their last sales prices as of the close of trading on the applicable exchange or board of trade or, if there was no sale on the applicable exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Board of Directors.

     Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or the investment adviser (or Valuation Committee or Board of Directors), does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or the investment adviser, including, as applicable, their portfolio managers, traders and its research and credit analysts and legal and compliance personnel, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, the investment adviser, Board of Directors or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser or Manager believes were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of one or more of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the Manager or the investment adviser, does not represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if applicable, otherwise a primary market dealer).


     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A or Class Z shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject and the NAV of Class A shares will generally be lower than that of Class Z shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     Each Fund is qualified as, intends to remain qualified as and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of a Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.


     Qualification of a Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (1) at least 50% of the value of the Fund's assets is represented by cash and cash items, U.S. government securities or the securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.


     Each Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund also is required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Fund pays income tax is treated as distributed.


     Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Long-term capital gains are taxed at different rates depending on: (i) the shareholder's income tax bracket, (ii) whether the securities were held by the Fund for more than five years prior to their sale, and (iii) the date on which the securities were acquired by the Fund. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code which may, among other things, require a Fund to defer recognition of losses recognize gain or cause gain to be treated as ordinary income rather than capital gain for federal income tax purposes. In addition, debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause a Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

     Certain futures contracts and options thereon, foreign currency forward contracts and most options on stock indices (referred to as Section 1256 contracts) held by a Fund will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at their fair market value on the last day of a Fund's taxable year. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will generally be treated as short-term capital gain or loss.

     Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending upon the holding period of the option. In addition, positions which are part of a straddle will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.


     Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

     Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the relevant Fund on the reinvestment date.


     Any dividends or capital gain distributions paid shortly after a purchase by an investor may have the effect of reducing the per share NAV of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or capital gain distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gains distributions may also be subject to state and local income taxes. Therefore, prior to purchasing shares of a Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.


     Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within the 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     A shareholder who acquires shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of such Fund.


     Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder who is a nonresident alien individual, a foreign corporation or a foreign partnership (a foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences resulting from their investment in a Fund.


     Dividends received by corporate shareholders are generally eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above), and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Funds do not expect to meet the requirements of the Internal Revenue Code for "passing-through" to their shareholders any foreign income taxes paid.


     A Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectvely, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. Any loss will be recognized on PFIC stockto the extent of previously recognized marked-to-market gains. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. Because the election to treat PFIC as a qualified electing fund cannot be made without the provision of certain information by the PFIC, it is unlikely that a Fund will be able to make such an election.


     Shareholders are advised to consult their own tax advisers with respect to the federal, state, and local tax consequences resulting from their investment in a Fund.

                             PERFORMANCE INFORMATION

     Average Annual Total Return. A Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Average annual total return is computed according to the following formula:

                                 P(1 + T)/n/ = ERV

Where: P = a hypothetical initial payment of $1,000.
       T = average annual total return.
       n = number of years.
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


     Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.

     Below are the average annual total returns for each Fund's share classes for the periods ended September 30, 2002.



        Fund                        Class           1 Yr.        5 Yr.         Since Inception
        ----                        -----           -----        -----         ---------------
        Growth                     Class A  -     (26.05)%      (4.33)%       3.08%    (11/2/95)
                                   Class B  -     (26.63)%      (4.21)%       3.08%    (11/2/95)
                                   Class C  -     (24.30)%      (4.26)%       2.93%    (11/2/95)
                                   Class Z  -     (21.95)%      (3.10)%       3.88%    (4/15/96)
        Equity Opportunity         Class A        (18.86)%       5.19%        9.09%    (11/7/96)
                                   Class B        (19.27)%       5.35%        9.12%    (11/7/96)
                                   Class C        (16.86)%       5.28%        9.04%    (11/7/96)
                                   Class Z        (14.34)%       6.53%       10.35%    (11/7/96)
        Active Balanced            Class A  -     (15.62)%       (.95)%       1.94%    (11/7/96)
                                   Class B  -     (16.07)%       (.79)%       2.00%    (11/7/96)
                                   Class C  -     (13.47)%       (.86)%       1.94%    (11/7/96)
                                   Class Z  -     (10.86)%        .38%        6.06%    (01/4/93)



     On September 20, 1996, the assets and liabilities of Growth Stock Fund (a series of Prudential Index Series Fund, formerly Prudential Dryden Fund, and formerly The Prudential Institutional Fund) were transferred to the Growth Fund in exchange solely for Class Z shares of the Growth Fund (the Reorganization). The investment objectives and policies of the Growth Stock Fund were substantially similar to those of Growth Fund and both funds had the same investment adviser. Accordingly, if you purchased shares of Growth Stock Fund at its inception on November 5, 1992, owned such shares through September 20, 1996 (thereby participating in the Reorganization), and continued to own Class Z shares received in the Reorganization through September 30, 1999, your average annual total returns (after fees and expenses) for the one and five year and since inception (November 5, 1992) periods ended September 30, 2002 would have been -21.95%, -3.10% and 8.33%, respectively. In addition, the aggregate total returns for such periods would have been -21.95%, -14.55% and 120.78%, respectively.

Average Annual Total Return (After Taxes on Distributions and After Taxes on Distributions and Redemption)

     Average annual total return (after taxes on distributions and after taxes on distributions and redemption) each takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

     Average annual total return (after taxes on distributions) is computed according to the following formula:

                                P(1 + T)/n/ = ATVD

Where: P = a hypothetical initial payment of $1,000
       T = average annual total return (after taxes on distributions) n = number of years
     ATV/D/ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The average annual total returns (after taxes on distributions) for the periods ended September 30, 2002 are set forth in the following table.

           Average Annual Total Returns (After Taxes on Distributions)



       Fund                       Class          1 Yr.         5 Yr.         Since Inception
       ----                       -----          -----         -----         ---------------
       Growth                    Class A  -     (26.05)%      (5.39)%       2.25%    (11/2/95)
                                 Class B  -     (26.63)%      (5.32)%       2.22%    (11/2/95)
                                 Class C  -     (24.30)%      (5.36)%       2.08%    (11/2/95)
                                 Class Z  -     (21.95)%      (4.16)%       3.00%    (4/15/96)
       Equity Opportunity        Class A        (19.94)%       2.61%        6.78%    (11/7/96)
                                 Class B        (20.42)%       2.84%        6.90%    (11/7/96)
                                 Class C        (18.01)%       2.79%        6.84%    (11/7/96)
                                 Class Z        (15.48)%       3.87%        7.96%    (11/7/96)
       Active Balanced           Class A  -     (16.43)%      (3.25)%       (.55)%   (11/7/96)
                                 Class B  -     (16.61)%      (2.83)%       (.27)%   (11/7/96)
                                 Class C  -     (14.00)%      (2.88)%       (.32)%   (11/7/96)
                                 Class Z  -     (11.81)%      (2.04)%       4.03%    (1/4/93)



     Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                                P(1 + T)/n/ = ATVDR

Where: P = a hypothetical initial payment of $1,000
       T = average annual total return (after taxes on distributions and redemption)
       n = number of years
    ATVD/R/ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The average annual total returns (after taxes on distributions and redemption) for the periods ended September 30, 2002 are set forth in the following table.

   Average Annual Total Returns (After Taxes on Distributions and Redemption)

         Fund                           Class               1 Yr.               5 Yr.             Since Inception
         ----                           -----               -----               -----             ---------------
         Growth                         Class A   -         (16.00)%            (2.92)%          2.91%    (11/2/95)
                                        Class B   -         (16.35)%            (2.77)%          2.95%    (11/2/95)
                                        Class C   -         (14.92)%            (2.82)%          2.82%    (11/2/95)
                                        Class Z   -         (13.48)%            (1.96)%          3.59%    (4/15/96)
         Equity Opportunity             Class A             (11.08)%              3.30%          6.65%    (11/7/96)
                                        Class B             (11.29)%              3.50%          6.75%    (11/7/96)
                                        Class C              (9.82)%              3.45%          6.69%    (11/7/96)
                                        Class Z              (8.29)%              4.36%          7.67%    (11/7/96)
         Active Balanced                Class A   -          (9.51)%            (1.33)%           .83%    (11/7/96)
                                        Class B   -          (9.81)%            (1.07)%          1.01%    (11/7/96)
                                        Class C   -          (8.21)%            (1.12)%           .96%    (11/7/96)
                                        Class Z   -          (6.57)%             (.34)%          4.30%     (1/4/93)


     Aggregate Total Return. A Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares

     Aggregate total return represents the cumulative change in the value of an investment in a Fund and is computed according to the following formula:

                                     ERV - P
                                    ---------
                                        P

Where: P = a hypothetical initial payment of $1,000.
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


     Below are the aggregate total returns for each Fund's share classes for the periods ended September 30, 2002.

       Fund                             Class              1 Yr.              5 Yr.                Since Inception
       ----                             -----              ----               -----                ---------------
       Growth                           Class A    -       (22.16)%           (15.64)%            29.83%     (11/2/95)
                                        Class B    -       (22.77)%           (18.76)%            23.33%     (11/2/95)
                                        Class C    -       (22.77)%           (18.76)%            23.33%     (11/2/95)
                                        Class Z    -       (21.95)%           (14.55)%            27.92%     (4/15/96)
       Equity Opportunity               Class A            (14.59)%             35.57%            75.86%     (11/7/96)
                                        Class B            (15.21)%             30.63%            68.29%     (11/7/96)
                                        Class C            (15.21)%             30.63%            68.29%     (11/7/96)
                                        Class Z            (14.34)%             37.17%            78.74%     (11/7/96)
       Active Balanced                  Class A    -       (11.18)%               .35%            17.89%     (11/7/96)
                                        Class B    -       (11.73)%            (3.24)%            13.12%     (11/7/96)
                                        Class C    -       (11.73)%            (3.24)%            13.12%     (11/7/96)
                                        Class Z    -       (10.86)%              1.91%            77.30%      (1/4/93)


     The Company may include comparative performance information in advertising or marketing a Fund's shares. Such performance information may include data from Lipper Inc., Morningstar Publications, Inc. and other industry publications, business periodicals and market indexes.

     Advertising. Advertising materials for a Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for a Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

     From time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

     Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

                                     [CHART]

                          ----------------------------
                          PERFORMANCE
                          COMPARISON OF DIFFERENT
                          TYPES OF INVESTMENTS
                          OVER THE LONG TERM
                          (12/31/1926-12/31/2001)
                          ----------------------------
                          Common Stocks          10.7%
                          Long-Term Gov't. Bonds  5.3%
                          Inflation               3.1%


---------
/(1)/Source: Ibbotson Associates. All rights reserved, Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                              FINANCIAL STATEMENTS


     Each Fund's financial statements for the fiscal year ended September 30, 2002, incorporated in this SAI by reference to the Fund's 2002 annual report to shareholders (File No. 811-7343), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of a Fund's annual report at no charge by request to the Fund by calling
(800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE, INC.

Debt Ratings

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

Short-Term Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     .    Leading market positions in well-established industries.

     .    High rates of return on funds employed.

     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     . Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

Debt Ratings

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

Commercial Paper Ratings

     S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS CREDIT RATING CO. AND FITCH IBCA, INC.

Long-Term Debt and Preferred Stock Ratings

     AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained favorable business and economic environment.

     CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

Short-Term Debt Ratings

     F1: Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

Asset Allocation


     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.


Diversification

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     This chart shows the long-term performance of various asset classes and the rate of inflation.

                Each Investment Provides A Different Opportunity

[CHART]

Value of $1.00 invested on
1/1/1926 through 12/31/2001


2001

Small Stocks $7,860.05

Common Stocks $2,279.13

Long-Term Bonds $50.66

Treasury Bills $17.20

Inflation $9.87


Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performances of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P 500 Composite Stock Price Index, a market-weighted, unmanaged index 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1990 through 2000. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in each Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

            Historical Total Returns of Different Bond Market Sectors

YEAR                     1991    1992    1993    1994    1995    1996    1997    1998     1999     2000     2001
-----------------------------------------------------------------------------------------------------------------
U.S.Government
Treasury
Bonds/1/                 15.3%    7.2%   10.7%  (3.4)%   18.4%    2.7%    9.6%   10.0%  (2.56)%   13.62%    7.23%
-----------------------------------------------------------------------------------------------------------------
U.S.Government
Mortgage
Securities/2/            15.7%    7.0%    6.8%  (1.6)%   16.8%    5.4%    9.5%    7.0%    1.86%   11.16%    8.22%
-----------------------------------------------------------------------------------------------------------------
U.S. Investment Grade
Corporate Bonds/3/       18.5%    8.7%   12.2%  (3.9)%   22.3%    3.3%   10.2%    8.6%  (1.96)%    9.39%   10.40%
-----------------------------------------------------------------------------------------------------------------
U.S. High Yield
Bonds/4/                 46.2%   15.8%   17.1%  (1.0)%   19.2%   11.4%   12.8%    1.6%    2.39%  (5.86)%    5.28%
-----------------------------------------------------------------------------------------------------------------
World Government
Bonds/5/                 16.2%    4.8%   15.1%    6.0%   19.6%    4.1%  (4.3)%    5.3%  (5.07)%  (2.63)%  (3.54)%
=================================================================================================================
Difference between
highest and lowest       30.9    l1.0    10.3     9.9     5.5     8.7   17.1      8.4    7.46    19.10    13.94
returns percent
-----------------------------------------------------------------------------------------------------------------

_______________

/1/ Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
/2/ Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15-and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
/3/ Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.
/4/ Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
/5/ Salomon Smith Barney World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2001. It does not represent the performance of any Prudential mutual fund.



            Average Annual Total Returns of Major World Stock Markets
                   (12/21/1985 - 12/31/2001) (in U.S. dollars)

                                     [CHART]

                            Sweden          15.51%
                            Spain           15.26%
                            Hong Kong       14.96%
                            Netherland      14.03%
                            Belgium         13.78%
                            France          13.20%
                            USA             13.14%
                            U.K.            12.28%
                            Switzerland     12.21%
                            Europe          11.92%
                            Denmark         11.88%
                            Australia        9.54%
                            Germany          8.63%
                            Canada           8.45%
                            Italy            7.70%
                            Norway           6.82%
                            Austria          4.95%
                            Japan            3.84%


Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/01. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.


This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

                             [CHART]


              Capital                      Capital
           Appreciation                 Appreciation
          and Reinvesting                    only
             Dividends
              --------                     --------
1976         $10,000.00                   $10,000.00
              $9,255.00                    $9,159.00
              $9,561.34                    $9,350.42
              $9,294.58                    $8,982.95
              $9,284.36                    $8,850.00
              $8,826.64                    $8,302.19
              $9,577.78                    $8,889.98
             $10,408.20                    $9,542.51
              $9,895.05                    $8,944.19
             $10,596.60                    $9,454.01
             $10,885.90                    $9,576.91
             $11,718.70                   $10,173.60
             $11,735.10                   $10,045.40
             $11,251.60                    $9,500.91
             $12,769.40                   $10,631.50
             $14,202.20                   $11,675.50
1980         $15,550.00                   $12,634.10
             $15,764.50                   $12,656.80
             $15,402.00                   $12,211.30
             $13,826.30                   $10,811.90
             $14,784.50                   $11,404.40
             $13,703.80                   $10,419.00
             $13,627.00                   $10,200.20
             $15,196.80                   $11,206.00
             $17,970.30                   $13,087.50
             $19,770.90                   $14,234.00
             $21,965.50                   $15,643.10
             $21,936.90                   $15,453.80
             $22,024.70                   $15,347.20
             $21,496.10                   $14,811.60
             $20,943.60                   $14,253.20
             $22,973.00                   $15,454.70
1984         $23,404.90                   $15,561.40
             $25,553.50                   $16,809.40
             $27,426.60                   $17,849.90
             $26,304.80                   $16,941.30
             $30,829.30                   $19,658.70
             $35,176.20                   $22,228.10
             $37,248.10                   $23,339.50
             $34,648.20                   $21,523.70
             $36,578.10                   $22,533.20
             $44,387.50                   $27,141.20
             $46,615.70                   $28,286.50
             $49,692.40                   $29,947.00
             $38,496.70                   $22,990.30
             $40,683.30                   $24,089.20
             $43,384.70                   $25,447.90
             $43,532.20                   $25,300.30
1988         $44,872.90                   $25,841.70
             $48,054.40                   $27,438.70
             $52,288.00                   $29,589.90
             $57,877.60                   $32,489.70
             $59,064.10                   $32,886.10
             $57,286.30                   $31,633.10
             $60,883.90                   $33,316.00
             $52,524.50                   $28,478.50
             $57,225.50                   $30,728.30
             $65,523.20                   $34,916.60
             $65,365.90                   $34,539.50
             $68,856.40                   $36,093.80
             $74,619.70                   $38,815.20
             $72,739.30                   $37,569.30
             $74,121.40                   $37,982.50
             $76,456.20                   $38,882.70
1992         $80,294.30                   $40,550.80
             $83,795.10                   $42,034.90
             $84,197.30                   $41,929.90
             $86,369.60                   $42,709.80
             $88,373.40                   $43,410.20
             $85,024.00                   $41,482.80
             $85,381.10                   $41,345.90
             $89,547.70                   $43,061.70
             $89,529.80                   $42,743.10
             $98,241.10                   $46,602.80
            $107,603.00                   $50,703.80
            $116,147.00                   $54,395.10
            $123,139.00                   $57,327.00
            $129,752.00                   $60,078.70
            $135,565.00                   $62,415.70
            $139,754.00                   $63,969.90
1996        $151,395.00                   $68,940.30
            $155,468.00                   $70,463.90
            $182,581.00                   $82,379.40
            $196,257.00                   $88,162.40
            $201,889.00                   $90,313.60
            $230,032.00                  $102,533.00
            $237,670.00                  $105,517.00
            $214,093.00                   $94,648.50
            $259,652.00                  $114,402.00
            $272,582.00                  $119,721.00
            $291,772.00                  $127,755.00
            $273,595.00                  $119,374.00
            $314,278.00                  $136,731.00
            $321,475.00                  $139,465.00
            $312,924.00                  $135,379.00
            $309,889.00                  $133,700.00
            $285,655.00                  $122,884.00
            $251,805.00                  $108,003.00
            $266,536.00                  $113,965.00
            $227,435.00                   $96,881.20
2001        $251,725.00                  $106,850.00

Source: Lipper Inc. All rights reserved. This chart is used for current illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.


                   World Stock Market Capitalization by Region
                           World Total: $15.9 Trillion


                                 [PIE CHART]

                           CANADA         3.0%
                           US            45.4%
                           EUROPE        33.2%
                           PACIFIC BASIN 18.4%

Source: Morgan Stanley Capital International, December 31, 2001. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1600 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

     The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                       [CHART]

                   1926      3.5439
                             3.165
                             3.3994
                             3.4048
                             3.3041
                             4.0725
                             3.1515
                             3.356
                             2.9259
                             2.7634
                   1936      2.5541
                             2.7336
                             2.5237
                             2.2589
                             1.9434
                             2.036
                             2.4572
                             2.4788
                             2.4601
                             1.9926
                   1946      2.1235
                             2.4319
                             2.3692
                             2.091
                             2.2412
                             2.6875
                             2.7876
                             2.7356
                             2.719
                             2.9471
                   1956      3.4545
                             3.233
                             3.817
                             4.471
                             3.8031
                             4.152
                             3.9541
                             4.1694
                             4.2266
                             4.5002
                   1966      4.5549
                             5.5599
                             5.9776
                             6.867
                             6.4761
                             5.9662
                             5.9937
                             7.2562
                             7.6026
                             8.0467
                   1976      7.2087
                             8.0293
                             8.9772
                            10.1151
                            11.9872
                            13.339
                            10.951
                            11.9663
                            11.701
                             9.5579
                   1986      7.8891
                             9.2043
                             9.185
                             8.1634
                             8.4436
                             7.3013
                             7.2573
                             6.5444
                             7.9924
                             6.028
                   1996      6.7253
                             6.0228
                             5.4235
                             6.8208
                             5.5805
                   2001      5.7509
_____________

Source: Ibbotson Associates. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2000. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

                                     PART C

                                OTHER INFORMATION

Item 23.    Exhibits.

(a) (1) Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

    (2) Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

    (3) Amendment of Articles of Incorporation, incorporated by reference to
Exhibit 1(c) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

    (4) Articles Supplementary, incorporated by reference to Exhibit 1(d) to the Registration Statement on Form N-14 (File No. 333-38087) filed via EDGAR on October 17, 1997.

    (5) Articles of Amendment, incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

    (6) Articles Supplementary, incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 27, 1998.

    (7) Articles of Amendment, incorporated by reference to Exhibit (1)(g) to the Registration Statement on Form N-14 (File No. 333-41790) filed via EDGAR on July 20, 2000.

    (8) Articles of Amendment, incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 8, 2000.

(b) Amended Bylaws, incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

(c) Instruments defining rights of shareholders, incorporated by reference to
Exhibit 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on August 22, 1995.

(d) (1) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to Prudential Jennison Growth Fund, incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

    (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Jennison Associates Capital Corp., with respect to Prudential Jennison Growth Fund and Prudential Jennison Growth & Income Fund, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

    (3) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to Prudential Active Balanced Fund, incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

    (4) Subadvisory Agreement between the Registrant and The Prudential Investment Corporation with respect to Prudential Active Balanced Fund, incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

    (5) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to Prudential Jennison Equity Opportunity Fund, incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

    (6) Form of Management Agreement between Prudential Investments LLC and the Registrant with respect to Prudential Jennison Value Fund.*

    (7) Form of Subadvisory Agreement between the Registrant and Jennison Associates LLC with respect to Prudential Jennison Value Fund.*

(e) (1) Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 8, 2000.

    (2) Form of Selected Dealer Agreement, incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

(g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 9 to the Registration Statement on Form N-14 (File No. 333-6755) filed via EDGAR on June 25, 1996.

    (2) Amendment to Custodian Contract, incorporated by reference to Exhibit
(g)(2) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 29, 1999.

    (3) Amendment to Custodian Contract, incorporated by reference to Exhibit
(g)(3) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. (File No. 33-15166) filed via EDGAR on July 30, 2001.

    (4) Amendment to Custodian Contract, incorporated by reference to Exhibit
(g)(4) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. (File No. 33-15166) filed via EDGAR on July 30, 2002.

(h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit 13(a) to the Registration Statement on Form N-14 (File No. 333-6755) filed via EDGAR on June 25, 1996.

    (2) Amendment to Transfer Agency Agreement, incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 29, 1999.

(i) (1) Opinion and consent of Counsel, incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 8, 2000.

    (2) Consent of Counsel.

(j) Consent of Independent Accountants.*

(l) Purchase Agreement, incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

(m) (1) Amended and Restated Distribution and Service Plan for Class A Shares, incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

    (2) Amended and Restated Distribution and Service Plan for Class B Shares, incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

    (3) Amended and Restated Distribution and Service Plan for Class C Shares, incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

(n) (1) Amended and Restated Rule 18f-3 Plan, incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 8, 2000.

    (2) Amended and Restated Rule 18f-3 Plan.*

(p) (1) Amended Code of Ethics of the Registrant.*

    (2) Amended Personal Securities Trading Policy of Prudential.*

    (3) Code of Ethics of Jennison Associates LLC, incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. (File No. 33-15166) filed via EDGAR on July 30, 2002.

(q) Powers of attorney, incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.
_________
 * Filed herewith.

Item 24. Persons Controlled by or under Common Control with the Fund.

    None.

Item 25.  Indemnification.

    As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of the Company's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of the Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), Prudential Investment Management Services LLC may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 8 of each Management Agreement (Exhibits (d)(1), (3) and (5) to the Registration Statement) and Section 4 of each Subadvisory Agreement (Exhibits
(d)(2) and (4) to the Registration Statement) limit the liability of Prudential Investments LLC (PI), Jennison Associates LLC (Jennison) and Prudential Investment Management, Inc., respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and (i) of such Act remain in effect and are consistently applied.

     Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

     (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

     (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

     (3) Such promise must be secured by a surety bond or other suitable insurance; and

     (4) Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 26. Business and other Connections of Investment Adviser.

     (a) Prudential Investments LLC (PI)

     See "How the Fund is Managed--Manager" in the Prospectuses and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

     The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, New Jersey 07102-4077.

Name and Address            Position with PI                        Principal Occupations
-----------------           ------------------                      ----------------------
Robert F. Gunia       Executive Vice President and     Executive Vice President and Chief Administrative
                      Chief Administrative Officer     Officer, PI; Vice President, Prudential;
                                                       President, Prudential Investment Management
                                                       Services LLC (PIMS)

William V. Healey     Executive Vice President,        Executive Vice President, Chief Legal Officer and
                      Chief Legal Officer and          Secretary, PI; Vice President and Associate
                      Secretary                        General Counsel, Prudential; Senior Vice
                                                       President, Chief Legal Officer and Secretary, PIMS

David R. Odenath,     President, Chief Executive       President, Chief Executive Officer and Chief
Jr.                   Officer and Chief Operating      Operating Officer, PI; Senior Vice President, The
                      Officer                          Prudential Insurance Company of America
                                                       (Prudential)

Kevin B. Osborn       Executive Vice President         Executive Vice President, PI

Stephen Pelletier     Executive Vice President         Executive Vice President, PI

Judy A. Rice          Executive Vice President         Executive Vice President, PI

Philip N. Russo       Executive Vice President,        Executive Vice President, Chief Financial Officer
                      Chief Financial Officer and      and Treasurer, Director of Jennison
                      Treasurer

Lynn M. Waldvogel     Executive Vice President         Executive Vice President, PI



     (b) Jennison Associates LLC. (Jennison)

     See "How the Fund is Managed--Investment Adviser" in the Prospectuses of Prudential Jennison Equity Opportunity Fund and Prudential Jennison Growth Fund and the Prospectus of the Fund constituting part of Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of Jennison's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.

NAME AND ADDRESS                 PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
John H. Hobbs                    Director, Chairman and Chief Executive Officer,
                                       Jennison.  Director and Vice President,
                                       Prudential Investment Management, Inc.
                                       ("PIM").  Director,Prudential Trust
                                       Company
--------------------------------------------------------------------------------
Spiros Segalas                   Director, President and Chief Investment
                                 Officer,
--------------------------------------------------------------------------------

NAME AND ADDRESS                                    PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------------------------
                                                         Jennison
--------------------------------------------------- ---------------------------------------------------------
Michael A. Del Balso                                Director and Executive Vice President, Jennison
--------------------------------------------------- ---------------------------------------------------------
Karen E. Kohler                                     Director, Executive Vice President and Chief
                                                        Compliance Officer, Jennison
--------------------------------------------------- ---------------------------------------------------------
Kathleen A. McCarragher                             Director and Executive Vice President, Jennison
--------------------------------------------------- ---------------------------------------------------------
Mary-Jane Flaherty                                  Director, Jennison.  Managing Director - Strategic
     Gateway Center Three, 15/th/ Floor                  Initiatives, PIM.  Director and Vice President,
     100 Mulberry Street                                 Prudential Asset Management Holding Company
     Newark, New Jersey  07102                           ("PAMHC")
--------------------------------------------------- ---------------------------------------------------------
Philip N. Russo                                     Director, Jennison.  Director and Vice President, PIM.
     Gateway Center Three, 15/th/ Floor                  Director, PRICOA General Partner Limited
     100 Mulberry Street
     Newark, New Jersey  07102
--------------------------------------------------- ---------------------------------------------------------
Victor Y. Sim                                       Director, Jennison.  Vice President, The Prudential
     751 Broad Street, 17th Floor                        Insurance Company of America ("PICA")
     Newark, New Jersey  07102
--------------------------------------------------- ---------------------------------------------------------
John R. Strangfeld                                  Director, Jennison.  Vice Chairman, Prudential
     199 Water Street                                    Financial, Inc. ("PFI").  Director, Chairman and
     New York, New York  10292                           Chief Executive Officer, Prudential Securities
                                                         Group Inc.  Director, Chairman and Chief Executive
                                                         Officer, Prudential Securities Incorporated.
                                                         Director and President, PAMHC.  Director and
                                                         Chairman, PIM.  Executive Vice President, PICA.
                                                         Executive Vice President, Prudential Investment
                                                         Management Services LLC.  Director and Chairman,
                                                         PIM Global Financial Strategies, Inc.  President,
                                                         PGAM Finance Corporation.  Director and President,
                                                         Prudential Capital & Investment Services, LLC
--------------------------------------------------- ---------------------------------------------------------
Kevin C. Uebelein                                   Director, Jennison.  Director, Chief Investment
     CIO Office, 6F                                      Officer, Senior Managing Executive Officer,
     4-4-1, Nihombashi, Hongoku-cho                      Executive Officer, The Gibraltar Life Insurance
     Chuo-Ku, Tokyo, 103-0021, Japan                     Company, Ltd.  Senior Vice President, PIM.
                                                         Director, Prudential Holdings of Japan, Inc.
                                                         Director, Asian Infrastructure Mezzanine Capital
                                                         Fund
--------------------------------------------------- ---------------------------------------------------------
Bernard B. Winograd                                 Director, Jennison.  Senior Vice President, PFI.
     Gateway Center Three, 15/th/ Floor                  Director, Chief Executive Officer and President,
     100 Mulberry Street                                 PIM.  Director and Vice President, PAMHC.
     Newark, New Jersey  07102                           Director and Chairman, PIM Warehouse, Inc.
                                                         Director and Chairman, PIC Holdings Limited.
                                                         Director, Circle Housing Corporation.  Chief
                                                         Executive Officer and Trustee, 745 Property
                                                         Investments
--------------------------------------------------- ---------------------------------------------------------


     (c) Prudential Investment Management, Inc. (PIM)

     See "How the Fund is Managed--Investment Adviser" in the Prospectus of Prudential Active Balanced Fund and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of PIM's directors and executive officers are as set forth below. The address of each person is Prudential Plaza, Newark, New Jersey 07102.

     The business and other connections of PIM's directors and executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.



Name and Address              Position with PIM             Principal Occupations
-----------------------       ---------------------------   ----------------------------------------------
Matthew J. Chanin             Director and Senior Vice      Director and President of Prudential Equity
Gateway Center Four           President                     Investors, Inc.; Chairman, Director and
Newark, NJ 07102                                            President of Prudential Private Placement
                                                            Investors, Inc.
John H. Hobbs                 Director and Vice President   Chairman & CEO and Director of Jennison
18/th/ Floor                                                Associates, LLC; Director of Prudential Trust
466 Lexington Avenue                                        Company
New York, NY 10017
Philip N. Russo               Director                      Director of Jennison Associates, LLC;
                                                            Executive Vice President, Chief Financial
                                                            Officer and Treasurer, PI
John R. Strangfeld, Jr.       Chairman and Director         Vice Chairman of Prudential Financial, Inc.:
                                                            Chairman, Director and CEO of Prudential
                                                            Securities Group; Director and President of
                                                            Prudential Asset Management Holding Company;
                                                            Director of Jennison Associates LLC; Executive
                                                            Vice President of the Prudential Insurance
                                                            Company of America.
James J. Sullivan             Director, Vice President      Chairman, Director, President and CEO of
Gateway Center Two            and Managing Director         Prudential Trust Company; Director and
Newark, NJ 07102                                            President of The Prudential Asset Management
                                                            Company, Inc.
Bernard Winograd              Director, President & CEO     Senior Vice President of Prudential Financial,
                                                            Inc.; Director of Jennison Associates, LLC;
                                                            Director and Vice President of Prudential
                                                            Asset Management Holding Company


Item 27. Principal Underwriters.

     (a) Prudential Investment Management Services LLC (PIMS)

     PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate

Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.

     PIMS is also distributor of the following unit investment trusts: Separate
Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

     (b) Information concerning the directors and officers of PIMS is set forth below:

                               Positions and                        Positions and
                               Offices with                         Offices with
Name/(1)/                      Underwriter                          Registrant
-----------------------        --------------------------------     ----------------------------
Edward Chaplin                 Executive Vice President and         None
751 Broad Street               Treasurer
Newark, NJ 07102

John T. Doscher                Senior Vice President and Chief      None
213 Washington St.             Compliance Officer
Newark, NJ 07102

Margaret Deverell              Senior Vice President and Chief      None
213 Washington Street          Financial Officer
Newark, NJ 07102

Robert F. Gunia                President                            Vice President and Director

William V. Healey              Senior Vice President, Secretary     None
                               and Chief Legal Officer

Stephen Pelletier              Executive Vice President             None
Scott G. Sleyster              Executive Vice President             None
71 Hanover Road
Florham Park, NJ 07932

John R. Strangfeld             Executive Vice President             None
One Seaport Plaza
New York, NY 10292


______________
/(1)/ The address of each person named is Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102-4077 unless otherwise noted.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017, the Registrant, PI and PIM, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11), 31a-1(f) and Rules
31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

Item 29. Management Services.

     Other than as set forth under the captions "How the Fund is Managed--Manager," "How the Fund is Managed--Investment Adviser" and "How the Fund is Managed--Distributor" in the Prospectuses and the caption "Investment Advisory and Other Services" in the Statement of Additional Information., registrant is not a party to any management-related service contract.


Item 30. Undertakings.

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 27th day of November 2002.



                                   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.


                                   /s/ David R. Odenath, Jr.
                                   ---------------------------------------------
                                   (David R. Odenath, Jr., President)

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                    Title
---------------------------------            -----------------------------------

            *                                Treasurer and Principal Financial
---------------------------------
     Grace C. Torres                           and Accounting Officer

            *                                Director
---------------------------------
     Saul K. Fenster

            *                                Director
---------------------------------
     Delayne Dedrick Gold

            *                                Director
---------------------------------
     Robert F. Gunia

            *                                Director
---------------------------------
     Douglas H. McCorkindale

            *                                Director
---------------------------------
     W. Scott McDonald, Jr.

            *                                Director
---------------------------------
     Thomas T. Mooney

            *                                Director
---------------------------------
     Stephen P. Munn

            *                                Director
---------------------------------
     David R. Odenath, Jr.

            *                                Director
---------------------------------
     Richard A. Redeker

            *                                Director
---------------------------------
     Judy A. Rice

            *                                Director

-----------------------------------
     Robin B. Smith

            *                                Director
-----------------------------------
     Louis A. Weil, III

            *                                Director
-----------------------------------
     Clay T. Whitehead


*By  /s/ Marguerite E.H. Morrison                        November 27, 2002
   --------------------------------
       Marguerite E.H. Morrison
       Attorney-in-fact

                   The Prudential Investment Portfolios, Inc.

                                 EXHIBIT INDEX


Exhibit Number                             Description
--------------      ------------------------------------------------------------
(i)                 Consent of Independent Accountants.*
(n)(2)              Amended and Restated Rule 18f-3 Plan.*


__________
   *Filed herewith.